AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION           FILE NO. 2-24221
ON JUNE 27, 1997                                               FILE NO. 811-1338


================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A


         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [ X ]
                         Pre-Effective Amendment No.                     [   ]
                         Post-Effective Amendment No.                    [ 54]

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [ X ]
                         Amendment No.                                   [ 23]


                           IAA TRUST GROWTH FUND, INC.
               (Exact Name of Registrant as Specified on Charter)

                                  808 IAA Drive
                           Bloomington, Illinois 61702
                           ---------------------------
                    (Address of Principal Executive Offices)

                                 (309) 557-3092
                                 --------------
                         (Registrant's Telephone Number)

                                IAA TRUST COMPANY
                                  808 IAA Drive
                           Bloomington, Illinois 61702
                           ---------------------------
                     (Name and Address of Agent for Service)

 It is proposed that this filing will become effective (check appropriate box):

          [ X ]      immediately upon filing pursuant to paragraph (b);

          [   ]      on ___________ (date) pursuant to paragraph (b);

          [   ]      60 days after filing pursuant to paragraph (a)(i);

          [   ]      on ___________ (date) pursuant to paragraph (a)(i);

          [   ]      75 days after filing pursuant to paragraph (a)(ii); or

          [   ]      on __________ (date) pursuant to paragraph (a) of Rule 485.

If appropriate, check the following box:

          [   ]      this post-effective amendment designates a new effective
                     date for a previously filed post-effective amendment.

Registrant has registered an indefinite number of securities under the Securities Act of 1933 pursuant to Rule 24f-2 and the Rule 24f-2 notice for Registrant's most recent fiscal year was filed on or before August 31, 1996.

TOTAL PAGES:                                             EXHIBITS BEGIN ON PAGE:

                           IAA TRUST GROWTH FUND, INC.

                             CROSS REFERENCE SHEET
                     INFORMATION REQUIRED IN THE PROSPECTUS


             PART A                                             PROSPECTUS HEADINGS
-------------------------------------------         ----------------------------------------
Item 1.       Cover Page                            Not Titled

Item 2.       Synopsis                              Synopsis; Operating Expenses Table

Item 3.       Condensed Financial

              Information                           Financial Highlights

Item 4.       General Description
              of Registrant                         Investment Objectives and Policies

Item 5.       Management of the Funds               Management of the Funds; Management's
                                                    Discussion of Funds' Performance

Item 6.       Capital Stock and                     Capital Stock; Income Dividends,
              Other Securities                      Capital Gains Distributions, and Taxes

Item 7.       Purchase of Securities                Purchase of Shares; Special Plans and
              Being Offered                         Other Purchase Information; Valuation of
                                                    Shares

Item 8.       Redemption or Repurchase              Redemption of Shares

Item 9.       Pending Legal Proceedings             *


* The answer to the item is negative or the item is not applicable to this filing, the registrant, or the securities being registered.

                           IAA TRUST GROWTH FUND, INC.

                              CROSS REFERENCE SHEET
                        INFORMATION REQUIRED IN STATEMENT
                           OF ADDITIONAL INFORMATION

                                                     STATEMENT OF ADDITIONAL INFORMATION
              PART B                                               HEADINGS
-------------------------------------------         ---------------------------------------
Item 10       Cover Page                            Not Titled

Item 11.      Table of Contents                     Table of Contents

Item 12.      General Information                   Investment Objectives and Policies;
              and History                           Policies and Investment Restrictions
                                                    Aimed at Protecting Investors

Item 13.      Investment Objectives                 Investment Objectives and Policies;
              and Policies                          Policies and Investment Restrictions
                                                    Aimed at Protecting Investors

Item 14.      Management of the
              Registrant                            Directors and Officers of the Funds

Item 15.      Control Persons and
              Principal Holders                     Control Persons and Principal Holders
              of Securities                         of Securities

Item 16.      Investment Advisory
              and Other Services                    Investment Advisory and Other Services

Item 17.      Brokerage Allocation
              and Other Practices                   Brokerage

Item 18.      Capital Stock
              and Other Securities                  Brokerage

Item 19.      Purchase, Redemption and              Purchases, Redemptions, and
              Pricing of Securities                 Pricing of Fund Securities;
              Being Offered                         Underwriter Compensation

Item 20.      Tax Status                            Purchases, Redemptions, and
                                                    Pricing of Fund Securities

Item 21.      Underwriters                          Underwriter Compensation

Item 22.      Calculations of
              Performance Data                      Investment Performance Information

Item 23.      Financial Statements                  Reports to Shareholders and Financial
                                                    Statements

                           IAA TRUST GROWTH FUND, INC.

                              CROSS REFERENCE SHEET

PART C - OTHER INFORMATION
--------------------------

Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

                           THE IAA TRUST MUTUAL FUNDS

                           IAA TRUST GROWTH FUND, INC.
                      IAA TRUST ASSET ALLOCATION FUND, INC.
                      IAA TRUST TAX EXEMPT BOND FUND, INC.
                IAA TRUST TAXABLE FIXED INCOME SERIES FUND, INC.

                                   PROSPECTUS
                                OCTOBER 28, 1996


                          AS SUPPLEMENTED JUNE 27, 1997


                    808 IAA Drive Bloomington, Illinois 61702
                                 (309) 557-3222

The IAA Trust Mutual Funds represent four separate funds, with one Fund containing three separate Series (referred to herein as "Funds" or "Series"). Each of the Funds and Series has distinct investment objectives and policies. Information concerning the Funds has been combined into this one Prospectus to aid investors in understanding the similarities and differences among the Funds. The four Funds are as follows:

IAA TRUST GROWTH FUND, INC. is a mutual fund with an investment objective of capital growth. The Fund seeks to achieve its investment objective by investing principally in common stocks or securities with equity characteristics.

IAA TRUST ASSET ALLOCATION FUND, INC. seeks growth of capital and current income as near-equal objectives. The Fund seeks to achieve this objective by investing in a mix of assets consisting of common stocks (both dividend and non-dividend paying), preferred and convertible preferred stocks, fixed income securities including bonds, bonds convertible into common stocks and short-term interest bearing obligations.

IAA TRUST TAX EXEMPT BOND FUND, INC. is a mutual fund with an investment objective of seeking as high a level of current interest income exempt from Federal income taxes as is available from municipal bonds, consistent with the conservation of capital. The Fund seeks to achieve its investment objective by investing substantially all of its assets in a diversified portfolio of municipal bonds, the interest from which is exempt from Federal income tax in the opinion of bond counsel to the issuers.

IAA TRUST TAXABLE FIXED INCOME SERIES FUND, INC. currently consists of three separate investment Series designed to offer investors a variety of fixed income investment opportunities.

         IAA TRUST MONEY MARKET SERIES is a mutual fund whose objective is to earn as high a level of current income as possible, consistent with maintaining liquidity and stability of principal. The Series seeks to achieve its investment objective by investing in high-quality money market instruments maturing in one year or less, including securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, certificates of deposit issued by domestic banks, bankers acceptances, commercial paper and other corporate debt, and repurchase agreements.

IAA TRUST MONEY MARKET SERIES IS A MONEY MARKET FUND WHICH SEEKS TO MAINTAIN A CONSTANT NET ASSET VALUE OF $1.00 PER SHARE. SHARES OF A MONEY MARKET FUND ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE IS NO ASSURANCE THAT THIS SERIES WILL BE SUCCESSFUL IN MEETING ITS INVESTMENT OBJECTIVE OR IN MAINTAINING A CONSTANT NET ASSET VALUE OF $1.00 PER SHARE.

         IAA TRUST SHORT-TERM GOVERNMENT BOND SERIES seeks maximum total return consistent with the preservation of capital. The Series seeks to achieve its investment objective by investing primarily in securities of the U.S. Government and its agencies and maintain a dollar-weighted average maturity of less than three years.

         IAA TRUST LONG-TERM BOND SERIES seeks to provide as high a level of current income and capital appreciation as possible, consistent with the preservation of capital and the maintenance of liquidity. The Series seeks to achieve its investment objective by investing in bonds and other debt obligations and maintain a dollar-weighted average maturity of more than ten years.

The Funds' principal Underwriter is FPS Broker Services, Inc., 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903 (formerly at #2 West Elm Street, P.O. Box 874, Conshohocken, Pennsylvania 19428).

For information about how to invest in the IAA Trust Mutual Funds, contact FPS Broker Services, Inc., or a local Country Capital Management Company salesperson, or call toll-free 1 (800) 245-2100. In Bloomington/Normal, call 557-3222. Country Capital Management Company has a selling agreement with FPS Broker Services, Inc. Shares of the Funds are sold only in states where the Funds are registered.

THIS PROSPECTUS SETS FORTH CONCISELY THE INFORMATION ABOUT THE FUNDS THAT A PROSPECTIVE INVESTOR OUGHT TO KNOW BEFORE INVESTING. PLEASE READ AND RETAIN THIS PROSPECTUS FOR FUTURE REFERENCE.

A Statement of Additional Information combining information about each of the Funds has been filed with the Securities and Exchange Commission. This Statement of Additional Information is incorporated by reference in its entirety in this Prospectus. Copies of the Statement of Additional Information dated October 28, 1996 are available upon request and without charge by contacting FPS Broker Services, Inc., at the address or telephone numbers listed above.

             THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED
        BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION
            PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS
                                -----------------

SUBJECT                                                                 PAGE
-------                                                                 ----

Synopsis.................................................................. 4

Operating Expenses Tables................................................. 7

Financial Highlights...................................................... 8

Performance Calculations..................................................12

Investment Objectives and Policies........................................12

Investment Strategies and Risk Considerations.............................17

Management of the Funds...................................................21

Management's Discussion of the Funds' Performance.........................22

Distribution of the Funds' Shares.........................................29

Distribution Plans........................................................29

Capital Stock.............................................................29

Income Dividends, Capital Gains Distributions, and Taxes..................31

Purchase of Shares........................................................33

Special Plans and Other Purchase Information..............................34

Valuation of Shares.......................................................35

Redemption of Shares......................................................36

                                    SYNOPSIS
                                    --------

THE FUNDS
---------

The securities offered by this Prospectus consist of shares of four separate Funds , one of which contains three separate Series. Each Fund and Series has distinct investment objectives and policies. The Funds are open-end, diversified management investment companies incorporated under the laws of the State of Maryland. Investors should be aware that by combining the Prospectus of each Fund into this one document, there is a remote possibility that one Fund may become liable for any misstatements in the Prospectus about another Fund. To the extent that a Fund incurs such liability, a shareholder's investment in such Fund could be adversely affected.

The four Funds are identified herein as follows: IAA Trust Growth Fund, Inc. ("GROWTH FUND"); IAA Trust Asset Allocation Fund, Inc. ("ASSET ALLOCATION FUND"); IAA Trust Tax Exempt Bond Fund, Inc. ("TAX EXEMPT BOND FUND"), and IAA Trust Taxable Fixed Income Series Fund, Inc. ("TAXABLE FIXED INCOME SERIES FUND"). TAXABLE FIXED INCOME SERIES FUND, INC. currently consists of three separate investment Series: IAA Trust Money Market Series ("MONEY MARKET SERIES"); IAA Trust Short-Term Government Bond Series ("SHORT-TERM GOVERNMENT BOND SERIES"); and IAA Trust Long-Term Bond Series ( "LONG-TERM BOND SERIES").

The value of each Fund's and Series' shares (with the exception of MONEY MARKET SERIES) fluctuate because the value of the securities in which each Fund/Series invests fluctuate. The Funds and Series will earn dividend or interest income to the extent that they receive dividends or interest from their investments. An investment in any of the Funds/Series is neither insured nor guaranteed by the U.S. Government. There can be no assurance that any Fund's or Series' investment objective will be achieved.

INVESTMENT DEFINITIONS
----------------------

OPEN-END - The term "open-end" means that a Fund continually offers new shares for sale to the public and are legally obligated to buy back such shares held by an investor and pay the investor the next determined net asset value of the shares. This open-end type of investment company is commonly called a mutual fund.

DIVERSIFIED - The Funds are "diversified" because each invests in securities of different companies and industries in an attempt to spread and reduce the risks inherent in all investing. Each Fund and Series has adopted a policy prohibiting it from investing more than 5% of its total assets in the securities of any one issuer (other than securities issued by the United States Government or its agencies or instrumentalities). This restriction applies to 75% of the total asset of each Fund and Series, except for GROWTH FUND and MONEY MARKET SERIES where this restriction applies to 100% of total assets.

MANAGEMENT INVESTMENT COMPANY - The Funds are separate "management investment companies" because upon the advice of professional investment managers, each Fund continuously reviews, and from time to time changes, its portfolio holdings in an effort to achieve its investment objective.

INVESTMENT OBJECTIVES
---------------------

GROWTH FUND:
------------

This Fund has an investment objective of capital growth. This Fund seeks to achieve its investment objective by investing principally in common stocks or securities with equity characteristics.

ASSET ALLOCATION FUND:
----------------------

This Fund seeks growth of capital and current income as near-equal objectives, primarily through equity securities. In general, this Fund may hold a mix of assets consisting of common stocks (both dividend and non-dividend paying), preferred and convertible preferred stocks, fixed income securities including bonds, bonds convertible into common stocks, and short-term interest bearing obligations.

TAX EXEMPT BOND FUND:
---------------------

This Fund has an investment objective of seeking as high a level of current interest income exempt from Federal income taxes as is available from municipal bonds. This Fund seeks to achieve its objective by investing in a diversified portfolio of municipal bonds, the interest from which is exempt from Federal income tax in the opinion of bond counsel to the issuers.

TAXABLE FIXED INCOME SERIES FUND:
---------------------------------

         MONEY MARKET SERIES:

This Series has an investment objective of earning a high level of current income, consistent with maintaining liquidity and stability of principal. This Series attempts to maintain the value of its shares at a constant $1.00, although there can be no assurance that the Series will be able to maintain a stable net asset value of $1.00 per share. This Series seeks to achieve its investment objective by investing in high-quality money market instruments maturing in one year or less, including securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, certificates of deposit issued by domestic banks, bankers acceptances, commercial paper and other corporate debt, and repurchase agreements. An investment in the Series is neither insured nor guaranteed by the U.S. Government.

         SHORT-TERM GOVERNMENT BOND SERIES:

This Series seeks maximum total return consistent with the preservation of capital. The Series seeks to achieve its investment objective by investing primarily in securities of the U.S. Government and its agencies and maintain a dollar-weighted average maturity of less than 3 years.

         LONG-TERM BOND SERIES:

This Series seeks to provide as high a level of current income as possible, consistent with the preservation of capital and the maintenance of liquidity. The Series seeks to achieve its investment objective by investing in bonds and other debt obligations and maintain a dollar-weighted average maturity of more than 10 years.

HOW TO BUY SHARES
-----------------

The minimum initial single purchase for all the Funds is $1,000. The minimum additional investment for all the Funds is $100. The public offering price of shares of a Fund is the net asset value per share next determined after receipt and acceptance of the purchase order at the Transfer Agent in proper form with accompanying check or other bank wire arrangements satisfactory to the Funds. See "PURCHASE OF SHARES".

HOW TO REDEEM SHARES
--------------------

Shares may be redeemed at the net asset value per share of a Fund next determined after receipt by the Transfer Agent of a redemption request in proper form. Signature guarantees may be required in some cases. See "REDEMPTION OF SHARES".

DIVIDENDS AND REINVESTMENT
--------------------------

The GROWTH FUND intends to pay semi-annual dividends from its net investment income and may pay short-term capital gains, if earned and as declared by the Board of Directors. Distributions of net capital gains, if any, will be paid annually.

The ASSET ALLOCATION FUND, TAX EXEMPT BOND FUND, SHORT-TERM GOVERNMENT BOND SERIES and LONG-TERM BOND SERIES pay monthly dividends from their respective net investment income on the last business day of the month to shareholders of record on the preceding business day. Distributions of net capital gains, if any, will be paid annually.

The MONEY MARKET SERIES declares and distributes dividends of all its daily net investment income on each day the Series' net asset value per share is determined. Each shareholder receives a monthly payment and summary of such amounts.

Any dividend and distribution payments will be reinvested at net asset value, in additional full and fractional shares of the particular Fund unless and until the shareholder notifies the Transfer Agent in writing requesting payments in cash. Provisions of the Tax Reform Act of 1986 may result in additional net investment income and/or capital gain distributions at the end of the calendar year. See "INCOME DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, AND TAXES".

INVESTMENT MANAGEMENT, UNDERWRITER, AND SERVICING AGENTS
--------------------------------------------------------

The IAA Trust Company, 808 IAA Drive, Bloomington, Illinois 61702 is the Investment Adviser and Custodian for the Funds.

FPS Broker Services, Inc., 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903 serves as the Funds' Underwriter. FPS Services, Inc., 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903 (formerly at #2 West Elm Street, P.O. Box 874, Conshohocken, Pennsylvania 19428) serves as the Funds' Administrator, Accounting/Pricing Agent, and Transfer Agent.

                            OPERATING EXPENSES TABLE
                            ------------------------

                                                                                  TAX
                                                                      ASSET       EXEMPT                  TAXABLE
                                                          GROWTH      ALLOCATION  BOND              FIXED INCOME SERIES
                                                          FUND        FUND        FUND                  SERIES FUND
                                                          ------      ----------  -------     -----------------------------
                                                                                                        SHORT-
                                                                                                        TERM      LONG-
                                                                                              MONEY     GOV'T     TERM
                                                                                              MARKET    BOND      BOND
                                                                                              SERIES    SERIES(1) SERIES(1)
                                                                                              ------    --------- ---------

SHAREHOLDER TRANSACTION EXPENSES:
---------------------------------

  Maximum Sales Load Imposed on Purchases
      (as a percentage of offering price)..............   none        none        none        none      none      none
  Maximum Sales Load Imposed

      on Reinvested Dividends..........................   none        none        none        none      none      none
  Deferred Sales Load (2)..............................   none        none        none        none      none      none
  Redemption Fee.......................................   none        none        none        none      none      none
  Exchange Fee.........................................   none        none        none        none      none      none

ANNUAL FUND OPERATING EXPENSES:
-------------------------------

      (as a percentage of average net assets)
  Management Fees......................................   0.75%       0.75%       0.50%       0.50%     0.50%     0.75%
  Waiver of Management Fees............................   0.00%       0.00%       0.00%       0.00%     0.00%     0.00%
  12(b)1 Fees..........................................   0.25%       0.25%       0.25%        none     0.25%     0.25%
  Other Expenses.......................................   0.12%       0.44%       0.33%       0.40%     0.57%     0.57%
                                                          -----       -----       -----       -----     -----     -----
  Total Fund Operating Expenses........................   1.12%       1.44%       1.08%       0.90%     1.32%     1.57%

(1) With respect to SHORT-TERM GOVERNMENT BOND SERIES and LONG-TERM BOND SERIES, the ratios shown are those expected to be incurred for the first fiscal period for these new Series.

(2) The 3% sales load which existed prior to the date hereof has been eliminated as of the date hereof.

EXAMPLE:

                                            1 YEAR        $11         $15         $11          $9       $13       $16
You would pay the following expenses        3 YEARS       $36         $46         $34          $29      $42       $50
on a $1,000 investment, assuming a          5 YEARS       $62         $79         $60          $50        --        --
5% annual return. .......................  10 YEARS       $136        $172        $132         $111       --        --



The purpose of these tables are to assist the investor in understanding the various costs and expenses that an investor in the Funds will bear directly and indirectly. This information has been restated to reflect current fees as if they had been in effect during the previous fiscal year. The information contained in the tables should not be considered a representation of future expenses. Actual expenses may be greater than or less than those stated.

                              FINANCIAL HIGHLIGHTS
                              --------------------


The following financial highlights, except for the Short-Term Government Bond Series and the Long-Term Bond Series, are a part of the Funds' financial statements which have been audited by Coopers & Lybrand L.L.P., independent accountants, for the most recent five years. The Funds' most recent annual audited financial statements and the report of Coopers & Lybrand L.L.P. thereon appear in the Funds' Annual Report dated June 30, 1996. The following tables should be read in conjunction with these financial statements and related notes which are included in the Funds' Statement of Additional Information.


                                  GROWTH FUND:

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.


                                                             IAA TRUST GROWTH FUND, INC.

                                                                Years ended June 30,
                                             -------------------------------------------------------
                                                    1996          1995           1994         1993
                                             -------------   ----------    ----------    -----------

NET ASSET VALUE, BEGINNING OF YEAR .....           $17.23        $15.16        $17.55        $17.23
                                             ------------    ----------    ----------    ----------

  INCOME FROM INVESTMENT OPERATIONS
  Net investment income ................             0.23          0.22          0.27          0.25
  Net gains (losses) on securities (both
    realized and unrealized)  ..........             3.23          3.45         (0.63)         1.67
                                             ------------    ----------    ----------    ----------
      Total from investment operations .             3.46          3.67         (0.36)         1.92
                                             ------------    ----------    ----------    ----------

  LESS DISTRIBUTIONS
  Dividends (from net investment
    income) ............................            (0.25)        (0.17)        (0.22)        (0.29)
  Distributions (from capital gains)  ..            (1.56)        (1.43)        (1.81)        (1.31)
                                             ------------    ----------    ----------    ----------
      Total distributions ..............            (1.81)        (1.60)        (2.03)        (1.60)
                                             ------------    ----------    ----------    ----------

NET ASSET VALUE, END OF YEAR ...........           $18.88        $17.23        $15.16        $17.55
                                             ============    ==========    ==========    ==========

TOTAL RETURN+ ..........................            21.51%        26.68%        (2.42%)       11.71%

RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's)            $84,800       $70,577       $59,448       $70,785
  Ratio of expenses to average
    net assets * .......................             1.12%         1.14%         1.24%         1.18%
  Ratio of net investment
    income to average net assets * .....             1.30%         1.41%         1.03%         1.36%
  Portfolio turnover rate ..............            32.95%        31.84%        49.12%        55.36%
  Average Commission Rate Paid** .......           $0.064          N/A           N/A           N/A


                                                                 IAA TRUST GROWTH FUND, INC.

                                                                    YEARS ENDED JUNE 30,
                                              ---------------------------------------------------------------------------------
                                                     1992          1991         1990           1989         1988         1987
                                              -----------    ----------    ----------    ----------    ---------     ----------

NET ASSET VALUE, BEGINNING OF YEAR .....           $17.35        $17.42        $16.83        $15.06        $19.43        $20.64
                                               ----------    ----------    ----------    ----------    ----------    ----------
  INCOME FROM INVESTMENT OPERATIONS
  Net investment income ................             0.35          0.41         0.61          0.52          0.43          0.31
  Net gains (losses) on securities (both
    realized and unrealized)  ..........             0.40          0.44         1.93          2.32         (1.62)         1.96
                                               ----------    ----------    ----------    ----------    ----------    ----------
      Total from investment operations .             0.75          0.85         2.54          2.84         (1.19)         2.27
                                               ----------    ----------    ----------    ----------    ----------    ----------
  LESS DISTRIBUTIONS
  Dividends (from net investment
    income) ............................           (0.38)        (0.51)        (0.65)        (0.42)        (0.54)        (0.38)
  Distributions (from capital gains)  ..           (0.49)        (0.41)        (1.30)        (0.65)        (2.64)        (3.10)
                                               ----------    ----------    ----------    ----------    ----------    ----------
      Total distributions ..............           (0.87)        (0.92)        (1.95)        (1.07)        (3.18)        (3.48)
                                               ----------    ----------    ----------    ----------    ----------    ----------


NET ASSET VALUE, END OF YEAR ...........          $17.23        $17.35        $17.42        $16.83        $15.06        $19.43
                                             ============    ==========    ==========    ==========    ==========    ==========


TOTAL RETURN+ ..........................            4.23%         5.37%        16.09%        20.06%       (6.68%)        14.75%


RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's)           $76,147       $81,974       $81,511       $74,327       $68,436       $79,194
  Ratio of expenses to average
    net assets * .......................            0.85%         0.82%         0.84%         0.93%         0.96%         0.95%
  Ratio of net investment
    income to average net assets * .....            1.91%         2.58%         3.58%         3.29%         2.69%         1.70%
  Portfolio turnover rate ..............           45.50%        26.00%        18.10%        42.60%        51.20%        40.10%
  Average Commission Rate Paid** .......             N/A           N/A           N/A           N/A           N/A           N/A


---------------------------------------------
*  Average net assets have been computed based on the aggregate value of the fund's daily net assets.
+  Total return calculation does not reflect sales load.
** Computed by dividing the total amount of commission paid by the total number of shares purchased and sold during the period for which there was a commission. The disclosure is required by the SEC beginning in 1996.

                              FINANCIAL HIGHLIGHTS
                              --------------------

                             ASSET ALLOCATION FUND:

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.


                                                                        IAA TRUST ASSET ALLOCATION FUND, INC.

                                                                                 YEARS ENDED JUNE 30,
                                           ----------------------------------------------------------------------------------------
                                            1996     1995     1994     1993     1992     1991     1990      1989     1988     1987
                                           ------   ------   ------   ------   ------   ------   ------    ------   ------   ------

NET ASSET VALUE, BEGINNING OF YEAR ......  $12.29   $11.08   $11.60   $11.20   $10.74   $10.56   $10.80    $10.51   $10.84   $11.14
                                          -------   ------   ------   ------   ------   ------   ------    ------   ------   ------

  INCOME FROM INVESTMENT OPERATIONS
  Net investment income .................    0.37     0.36     0.34     0.57     0.68     0.73     0.78      0.75     0.73     0.73
  Net gains (losses) on securities (both
    realized and unrealized) ............    1.41     1.38    (0.25)    0.47     0.55     0.24    (0.11)     0.29    (0.08)   (0.30)
                                          -------   ------   ------   ------   ------   ------   ------    ------   ------   ------
      Total from investment operations ..    1.78     1.74     0.09     1.04     1.23     0.97     0.67      1.04     0.65     0.43
                                          -------   ------   ------   ------   ------   ------   ------    ------   ------   ------

  LESS DISTRIBUTIONS
  Dividends (from net investment
    income) .............................   (0.37)   (0.34)   (0.34)   (0.57)   (0.68)   (0.76)   (0.77)    (0.75)   (0.72)   (0.73)
  Distributions (from capital gains) ....   (0.31)   (0.18)   (0.27)   (0.07)   (0.09)   (0.03)   (0.14)     0.00    (0.26)    0.00
  Distributions( from return of capital)     0.00    (0.01)    0.00     0.00     0.00     0.00     0.00      0.00     0.00     0.00
                                          -------   ------   ------   ------   ------   ------   ------    ------   ------   ------
      Total distributions ...............   (0.68)   (0.53)   (0.61)   (0.64)   (0.77)   (0.79)   (0.91)    (0.75)   (0.98)   (0.73)
                                          -------   ------   ------   ------   ------   ------   ------    ------   ------   ------

NET ASSET VALUE, END OF YEAR ............  $13.39   $12.29   $11.08   $11.60   $11.20   $10.74   $10.56    $10.80   $10.51   $10.84
                                           ======   ======   ======   ======   ======   ======   ======    ======   ======   ======

TOTAL RETURN+ ...........................   14.74%   16.29%    0.71%    9.58%   11.84%    9.47%    6.50%    10.40%    6.47%    3.91%

RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's) .. $10,083   $9,540   $8,653   $6,663   $6,233   $5,768   $5,714    $5,812   $5,966   $6,003
  Ratio of expenses to average
    net assets * ........................    1.44%    1.46%    1.78%    1.71%    1.51%    1.33%    1.39%     1.34%    1.17%    1.42%
  Ratio of net investment
    income to average net assets * ......    2.81%    3.18%    2.98%    4.97%    6.20%    6.83%    7.31%     7.12%    6.92%    6.61%
  Portfolio turnover rate ...............   33.77%   21.03%   17.39%   36.70%   14.10%   20.60%    6.50%    45.20%   11.70%   51.40%
  Average Commission Rate Paid** ........ $0.0861     N/A       N/A      N/A      N/A      N/A      N/A       N/A      N/A      N/A

---------------------------------------------

*  Average net assets have been computed based on the aggregate value of the fund's daily net assets.
+  Total return calculation does not reflect sales load.
** Computed by dividing the total amount of commission paid by the total number of shares purchased and sold during the period for which there was a commission. The disclosure is required by the SEC beginning in 1996.

                              FINANCIAL HIGHLIGHTS
                              --------------------

                              TAX EXEMPT BOND FUND:

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.



                                                                           IAA TRUST TAX EXEMPT BOND FUND, INC.

                                                                                YEARS ENDED JUNE 30,
                                            ----------------------------------------------------------------------------------------
                                             1996      1995     1994     1993     1992     1991     1990     1989     1988      1987
                                            -----    ------   ------    -----    -----    -----    -----    -----    -----    ------

NET ASSET VALUE, BEGINNING OF YEAR .......  $8.36     $8.19    $9.11    $8.78    $8.44    $8.32    $8.41    $8.15    $8.09    $8.10
                                          -------  -------   -------  -------  -------  -------  -------  -------  -------  -------

  INCOME FROM INVESTMENT OPERATIONS
  Net investment income ..................   0.37      0.39     0.39     0.46     0.49     0.52     0.52     0.54     0.54     0.51
  Net gains (losses) on securities (both
    realized and unrealized) .............   0.07      0.20    (0.54)    0.33     0.34     0.13    (0.09)    0.26     0.06    (0.01)
                                          -------  -------   -------  -------  -------  -------  -------  -------  -------  -------
      Total from investment operations ...   0.44      0.59    (0.15)    0.79     0.83     0.65     0.43     0.80     0.60     0.50
                                          -------  -------   -------  -------  -------  -------  -------  -------  -------  -------

  LESS DISTRIBUTIONS
  Dividends (from net investment
    income) ..............................  (0.37)    (0.39)   (0.39)   (0.46)   (0.49)   (0.53)   (0.52)   (0.54)   (0.54)   (0.51)
  Distributions (from capital gains) .....  (0.02)    (0.03)   (0.38)    0.00     0.00     0.00     0.00     0.00     0.00     0.00
                                          -------  -------   -------  -------  -------  -------  -------  -------  -------  -------
      Total distributions ................  (0.39)    (0.42)   (0.77)   (0.46)   (0.49)   (0.53)   (0.52)   (0.54)   (0.54)   (0.51)
                                          -------  -------   -------  -------  -------  -------  -------  -------  -------  -------

NET ASSET VALUE, END OF YEAR .............  $8.41     $8.36    $8.19    $9.11    $8.78    $8.44    $8.32    $8.41    $8.15    $8.09
                                          =======  =======   =======  =======  =======  =======  =======  =======  =======  =======

TOTAL RETURN+ ............................   5.30%    7.51%   (1.86%)    9.19%   10.05%    8.05%    5.24%   10.15%    7.69%    6.18%

RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's) ...$17,744  $18,833   $19,095  $20,026  $17,872  $16,035  $14,957  $14,307  $12,906  $13,328
  Ratio of expenses to average
    net assets * .........................   1.08%    1.06%     1.15%    1.03%    0.95%    0.83%    0.90%    0.91%    0.89%    1.02%
  Ratio of net investment
    income to average net assets * .......   4.30%    4.79%     4.47%    5.11%    5.65%    6.17%    6.22%    6.51%    6.66%    6.27%
  Portfolio turnover rate ................  14.75%   24.89%    41.94%   39.60%   20.30%    6.30%   23.50%   12.70%   16.40%   13.90%

-----------------------------------------

*   Average net assets have been computed based on the aggregate value of the fund's daily net assets.
 + Total return calculation does not reflect sales load.

                              FINANCIAL HIGHLIGHTS
                              --------------------

                        TAXABLE FIXED INCOME SERIES FUND
                              MONEY MARKET SERIES:


The table below sets forth financial data for a share of capital stock of the MONEY MARKET SERIES outstanding throughout each period presented.




                                                                               IAA TRUST TAXABLE FIXED INCOME SERIES FUND, INC.
                                                                                        MONEY MARKET SERIES
                                                                                         Years ended June 30,

                                             ---------------------------------------------------------------------------------------
                                              1996    1995     1994     1993    1992      1991      1990     1989    1988      1987
                                             -----    -----    -----    -----   ------    -----    -----    -----    -----    ------

NET ASSET VALUE, BEGINNING OF YEAR ......    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00
                                             -----    -----    -----    -----    -----    -----    -----    -----    -----    -----

  INCOME FROM INVESTMENT OPERATIONS
  Net investment income .................     0.05     0.05     0.03     0.02     0.03     0.06     0.07     0.08     0.06     0.05
  Net gains (losses) on securities (both
    realized and unrealized) ............     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00
                                             -----    -----    -----    -----    -----    -----    -----    -----    -----    -----
      Total from investment operations ..     0.05     0.05     0.03     0.02     0.03     0.06     0.07     0.08     0.06     0.05
                                             -----    -----    -----    -----    -----    -----    -----    -----    -----    -----
  LESS DISTRIBUTIONS
  Dividends (from net investment
    income) .............................    (0.05)   (0.05)   (0.03)   (0.02)   (0.03)   (0.06)   (0.07)   (0.08)   (0.06)   (0.05)
  Distributions (from capital gains)          0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00
                                             -----    -----    -----    -----    -----    -----    -----    -----    -----    -----
      Total distributions ...............    (0.05)   (0.05)   (0.03)   (0.02)   (0.03)   (0.06)   (0.07)   (0.08)   (0.06)   (0.05)
                                             -----    -----    -----    -----    -----    -----    -----    -----    -----    -----
NET ASSET VALUE, END OF YEAR ............    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00
                                             =====    =====    =====    =====    =====    =====    =====    =====    =====    =====

TOTAL RETURN+ ...........................     4.82%    4.85%    2.86%    2.41%    3.49%    6.40%    7.74%    7.90%    5.90%    5.12%

RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's) ..  $33,664  $36,415  $38,699  $33,302  $10,191  $19,839  $21,920  $17,421  $14,211  $16,875
  Ratio of expenses to average
    net assets * ........................     0.90%    0.73%    0.56%    0.58%    1.32%    1.03%    1.05%    1.28%    1.28%    1.24%
  Ratio of net investment
    income to average net assets * ......     4.74%    4.80%    2.83%    2.67%    3.60%    6.26%    7.49%    7.58%    5.74%    5.01%

--------------------------------------

*   Average net assets have been computed based on the aggregate value of the fund's daily net assets.

+   After voluntary waiver of advisory fees. Before voluntary waiver of advisory fees, the ratio of expenses to average net assets was .97%, 1.06% and 1.02% for the years ended June 30, 1995,
    June 30, 1994 and June 30, 1993, respectively.

                              FINANCIAL HIGHLIGHTS
                              --------------------

                        TAXABLE FIXED INCOME SERIES FUND
                       SHORT-TERM GOVERNMENT BOND SERIES:

The table below sets forth unaudited financial data for a share of capital stock of the SHORT-TERM GOVERNMENT BOND SERIES outstanding during the period of January 2, 1997 (commencement of operations) through April 30, 1997.

                                           IAA TRUST TAXABLE FIXED INCOME SERIES FUND, INC.
                                                          SHORT-TERM GOVERNMENT BOND SERIES

                                                                     Four Months Ended
                                                                         04/30/97
                                                                        (unaudited)
                                                                        -----------

Net asset value, beginning of period............................          $10.00
                                                                          ------

 INCOME FROM INVESTMENT OPERATIONS
 Net investment income..........................................            0.13
 Net gains or losses on securities
 (both realized and unrealized).................................           (0.02)
                                                                           -----

   Total from investment operations.............................            0.11
                                                                            ----

 LESS DISTRIBUTIONS

 Dividends from net investment income...........................           (0.13)
                                                                           ------

   Total distributions..........................................           (0.13)
                                                                           ------

Net asset value, end of period..................................           $9.98
                                                                           =====

TOTAL RETURN ...................................................            1.13%

RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in 000's)...........................          $1,206
 Ratio of expenses to average net assets*+ .....................            1.32%**
 Ratio of net investment income to
   average net assets*..........................................            4.29%**
 Portfolio turnover.............................................            0.00%

* Average net assets have been computed based on the aggregate value of the Fund's daily net assets.

**   Annualized.

+ After voluntary waiver of advisory and legal fees and expenses reimbursed by advisor. Before voluntary waiver and reimbursement of expenses, the ratio of expenses to average net assets was 6.53%. The ratio of net investment income to average net assets would have been (0.92%).


                              FINANCIAL HIGHLIGHTS
                              --------------------

                        TAXABLE FIXED INCOME SERIES FUND
                             LONG-TERM BOND SERIES:

The table below sets forth unaudited financial data for a share of capital stock of the LONG-TERM BOND SERIES outstanding during the period of January 2, 1997 (commencement of operations) through April 30, 1997.

                                            IAA TRUST TAXABLE FIXED INCOME SERIES FUND, INC.
                                                               LONG-TERM BOND SERIES

                                                                     Four Months Ended
                                                                         04/30/97
                                                                        (unaudited)
                                                                        -----------

Net asset value, beginning of period............................          $10.00
                                                                          ------

INCOME FROM INVESTMENT OPERATIONS
Net investment income..........................................             0.13
Net gains or losses on securities
(both realized and unrealized).................................            (0.05)
                                                                           -----

   Total from investment operations.............................            0.08
                                                                            ----

LESS DISTRIBUTIONS

Dividends from net investment income...........................            (0.13)
                                                                           -----

   Total distributions..........................................           (0.13)
                                                                           -----

Net asset value, end of period..................................           $9.95
                                                                           =====

TOTAL RETURN ...................................................            0.81%

RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in 000's)...........................           $1,301
 Ratio of expenses to average net assets*+ .....................            1.57%**
 Ratio of net investment income to
   average net assets*..........................................            4.26%**
 Portfolio turnover............................................             0.00%

* Average net assets have been computed based on the aggregate value of the Fund's daily net assets.

**   Annualized.

+ After voluntary waiver of advisory and legal fees and expenses reimbursed by advisor. Before voluntary waiver and reimbursement of expenses, the ratio of expenses to average net assets was 6.72%. The ratio of net investment income to average net assets would have been (0.90%).


                            PERFORMANCE CALCULATIONS
                            ------------------------

From time to time, the Funds may advertise performance measures such as total percentage increase, total return, and yield. Whenever total percentage increase or yield is advertised, total return will be advertised as well. The following is a brief explanation of how these figures are obtained.

YIELDS
------

With respect to the ASSET ALLOCATION FUND, the TAX EXEMPT BOND FUND, the SHORT-TERM GOVERNMENT BOND SERIES and the LONG-TERM BOND SERIES, yield is a measure of the total current income for the 30-day period ended on the given date, stated as a percentage of the original investment. With respect to the MONEY MARKET SERIES, yield is a measure of the total current income for the 7-day period ended on the given date. This percent is annualized and compounded, which means that the income is assumed to be earned and reinvested over a one-year period. Effective yield is computed in the same manner, except that income is assumed to have been reinvested over a one-year period. Yield differs from total percentage increase and total return since it only considers current income and does not take into account gains or losses on securities held by a Fund or Series.

With respect to the TAX EXEMPT BOND FUND, tax-equivalent yield is the yield which would be required from a fund whose income is subject to Federal income tax in order to equal the amount of after-tax income received by a shareholder based on the tax exempt yield of this Fund. The rate simplifies the comparison of yields of tax exempt funds with yields of taxable funds.

TOTAL PERCENTAGE INCREASE
-------------------------

Total percentage increase is calculated for the specified periods of time by assuming a hypothetical investment of $1,000 in a Fund's shares. Each dividend or other distribution is treated as having been reinvested at net asset value on the reinvestment date. The percentage increases stated are the percent that an original investment would have increased during the applicable period.

TOTAL RETURN
------------

Total return is calculated in the same way as the total percentage increase except that it is stated in terms of a level one-year compound rate of return (all earnings reinvested on an annual basis) over the investment period.

Advertisements of the Funds' performance may also include the ending value of the illustrated investment for the period stated. This is the amount that would be received by a shareholder who sold all shares at the end of the stated period. Advertised performance is based on historical earnings and is not intended to indicate future performance.

                       INVESTMENT OBJECTIVES AND POLICIES
                       ----------------------------------

The investment objective of each Fund and Series is fundamental and may not be changed without a vote of the holders of the majority of the voting securities of the Fund/Series. Unless otherwise stated in this Prospectus or the Statement of Additional Information, each Fund's and Series' investment policies are not fundamental and may be changed without shareowner approval. While a non-fundamental policy or restriction may be changed by the Directors of the Fund without shareowner approval, the Funds intend to notify shareowners before making any change in any such policy or restriction. Fundamental policies may not be changed without shareowner approval. The Funds and Series strive to attain their investment objectives, but there can, of course, be no assurance that they will do so.

GROWTH FUND:
------------

The investment objective of the GROWTH FUND is capital growth. Current income through the receipt of interest or dividends from investments will be secondary to this Fund's goal of capital growth. Thus, the Fund is not intended for investors whose principal objective is dividend income. Achievement of the Fund's objective cannot be assured, but through professional management, the Fund will seek to obtain results which are in keeping with its objective. Although the portfolio of the Fund may be restructured at times for temporary defensive purposes, it is the intention of the Board of Directors that no material change of a permanent nature will be made in the Fund's investment objective without the approval of the holders of at least a majority of the Fund's outstanding capital stock.

In seeking capital growth, the GROWTH FUND will constantly search for the best values and will make investment decisions based primarily upon fundamental valuation of securities. The Fund will dispose of securities held whenever, in the judgment of its management, such securities do not represent the best values for the purpose of achieving the Fund's objective. This can occur for a variety of reasons, such as an increase in the market value of a particular security to what is believed to be an unreasonably high level, a change in trend of growth which was used as a basis of purchase, what is believed to be a vulnerable general level of security prices, and other such circumstances bearing on the desirability of continuing a given investment. Under ordinary circumstances, securities will be held for periods of time sufficient to qualify for long-term capital gain treatment for Federal income tax purposes.

The GROWTH FUND'S investment policy is to invest principally in common stocks and securities with equity characteristics, such as convertible preferred stocks and convertible bonds; however, it may invest fully in common stocks or securities with equity characteristics. To a lesser extent, the Fund may also invest in bonds and preferred stocks when deemed prudent. The Fund may adopt a temporary defensive position when it deems advisable due to a change in economic conditions. This may be done by establishing and maintaining a reserve in: cash; short-term U.S. Government bonds, bills or notes; prime commercial paper of major companies; and certificates of deposit issued by major banks, for the purpose of providing working capital, funds for possible redemption of shares, or to enable the Fund to take advantage of buying opportunities. The adoption of any such temporary defensive position will be on a temporary basis and will not be utilized to change the long-term investment objective and policies of the Fund. The word "temporary" as used in the preceding sentence should not be read as having a fixed meaning in the sense that it designates any fixed period of time.

When investing in fixed income securities, the GROWTH FUND'S management intends to invest in those securities which are rated at the time of purchase within the four highest grades assigned by Moody's Investors Service, Inc. ("Moody's") ("Aaa", "Aa", "A", or "Baa") or Standard & Poor's Corporation ("S&P") ("AAA", "AA", "A", or "BBB"); or in those securities, although not rated as a matter of policy by either of the above two ratings services, which are considered by management to have investment quality comparable to securities that fall within the four highest grades assigned by the above two rating services. In the event a fixed income security held by the Fund is downgraded below a "Baa" or "BBB" rating, the Investment Adviser (IAA Trust Company) shall promptly reassess the risks involved and take such actions as it determines are in the best interests of the Fund and its shareholders. See the Appendix to the Statement of Additional Information for explanations on applicable ratings.

ASSET ALLOCATION FUND:
----------------------

The primary investment objective of the ASSET ALLOCATION FUND is growth of capital with current income. The Fund seeks to achieve its objective by following an asset allocation strategy utilizing a wide range of equity, debt, and money market securities. Asset classes and securities strategies selected will be those that the Investment Adviser believes offer the greatest potential for maximizing total return.

Income and capital appreciation will be derived from the ASSET ALLOCATION FUND'S investment in common stocks and fixed income securities consisting of bonds, preferred stocks, and short-term obligations. Short-term obligations are instruments maturing in one year or less (measured from the time of investment) and include: obligations of or guaranteed by the U.S. Government, its agencies or instrumentalities; certificates of deposit of domestic banks; commercial paper rated in the top two grades -- "Prime-1" or "Prime-2" by Moody's or "A-1" or "A-2" by S&P; non-convertible corporate debt securities such as bonds, notes and debentures which are rated in the top two grades -- "Aaa" or "Aa" by Moody's or "AAA" or "AA" by S&P; negotiable certificates of deposit of savings and loan associations; and repurchase agreements. Fixed income securities may have equity conversion privileges or other equity features, including attached warrants or rights.

When investing in fixed income securities, the ASSET ALLOCATION FUND'S management intends to invest in those securities which are rated at the time of purchase within the four highest grades assigned by Moody's ("Aaa", "Aa", "A", or "Baa") or S&P ("AAA", "AA", "A", or "BBB"); or in those securities, although not rated as a matter of policy by either of the above two rating services, which are considered by management to have investment quality comparable to securities that fall within the four highest grades assigned by the above two rating services. In the event a fixed income security held by the Fund is downgraded below a "Baa" or "BBB" rating, the Investment Adviser shall promptly reassess the risks involved and take such actions as it determines to be in the best interest of the Fund and its shareholders. See the Appendix to the Statement of Additional Information for explanations on applicable ratings.

Although it is not the intent of the ASSET ALLOCATION FUND'S management to trade for short-term profits, purchases and sales of securities will be made whenever management deems it would contribute to the achievement of the Fund's objective. The Fund will be invested in securities representing a number of different industry classifications and does not intend to concentrate its investments in a particular industry. In addition to domestic securities, the Fund may invest in Canadian and other foreign securities, both corporate and government, which are payable in United States dollars. To the extent that the Fund does invest in foreign securities, such investments may be subject to special risks, such as changes in the administration or economic and monetary policies of foreign governments. However, the Fund will not invest as much as 5% of its total assets in foreign securities.

TAX EXEMPT BOND FUND:
---------------------

The investment objective of the TAX EXEMPT BOND FUND is to seek as high a level of current interest income exempt from Federal income taxes as is available from municipal bonds, consistent with the conservation of capital. The Fund's investments (and thus the value of shares held by shareholders) will be subject to the market fluctuations and risks inherent in all securities, and there can be no assurance that the Fund's stated objective will be realized.

The TAX EXEMPT BOND FUND will seek to achieve its objective by investing substantially all of its assets in a diversified portfolio of debt obligations issued by or on behalf of states, territories or possessions of the United States and the District of Columbia or their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities, the interest from which is exempt from Federal income taxes in the opinion of bond counsel to the issuers. Under normal market conditions, the Fund will maintain at least 80% of its net assets in tax exempt municipal bonds (not including assets invested in temporary investments for defensive purposes-- see following paragraph). This 80% limitation is considered a fundamental policy. . The Fund's assets will consist of: (1) municipal bonds which are rated at the time of purchase within the four highest grades assigned by Moody's ("Aaa", "Aa", "A", or "Baa") or S&P ("AAA", "AA", "A", or "BBB"), or in those municipal bonds, although not rated as a matter of policy by either of the above two rating services, which are considered by management to have investment quality comparable to municipal bonds that fall within the four highest grades assigned by the above two rating services (municipal bonds rated "Baa" or "BBB" have speculative characteristics); (2) temporary investments as described below; and (3) cash. While ratings at the time of purchase will determine which securities may be acquired, a subsequent reduction in rating will not require the Fund to dispose of the securities. See the Appendix to the Statement of Additional Information for explanations on applicable ratings. No limitations are imposed as to the percentage of the Fund's assets which may be invested among Moody's or S&P's highest four ratings; however, the Fund will not invest more than 20% of its net assets (measured at the time of investment) in municipal bonds which are not rated, or in taxable investments, or in investments subject to the alternative minimum tax.

Pending investment of proceeds from the sale of the TAX EXEMPT BOND FUND'S shares, the changing of portfolio composition, and from time to time when deemed appropriate by the Investment Adviser for defensive purposes, the Fund may invest in temporary investment securities. Temporary investment securities consist of: (1) notes issued by or on behalf of municipal issuers backed by the Federal Government; (2) notes of issuers having, at the time of purchase, an outstanding issue of municipal bonds rated within the four highest grades of Moody's or S&P; (3) municipal notes rated at the time of purchase within the two highest grades assigned by Moody's ("MIG-1" and "MIG-2"); (4) obligations of the United States Government, its agencies or instrumentalities; (5) bonds, notes and certificates rated within the four highest grades of Moody's or S&P; (6) commercial paper rated within the two highest grades assigned by Moody's ("P-1" or "P-2") or by S&P ("A-1 or "A-2"); and (7) debt securities (including repurchase agreements) issued or guaranteed by domestic banks having investment quality, in management's opinion, comparable to debt securities of the type described in category (5) above. The income from the securities described in categories (4) through (7) above, is subject to Federal income taxes. Consequently, interest income from temporary investments may be taxable to shareholders as ordinary income.

TAXABLE FIXED INCOME SERIES FUND:
---------------------------------

Each Series of the Taxable Fixed Income Series Fund will invest at least 65% of its total assets in taxable, fixed income securities, also known as "debt securities". Examples of debt securities are commercial paper, bills, notes and bonds, each representing a promise by the issuer to re-pay a debt which is generally secured by the assets of such issuer. Also in this investment category are debentures, which are bonds or promissory notes that are backed by the general credit of the issuer, but not secured by specific assets of such issuer. The types of debt securities in which each Series may invest have been determined by the investment objective of the Series.

 MONEY MARKET SERIES:

The investment objective of the MONEY MARKET SERIES is to earn as high a level of current income as possible, consistent with maintaining liquidity and stability of principal. In pursuing its objective, the Series may not always purchase securities offering the highest yield. The Series will only invest in high-quality rated securities or unrated securities determined by the Board of Directors to be of high-quality and present minimum credit risk. There can be no assurance that the Series' stated objective will be realized.

The MONEY MARKET SERIES seeks to achieve its objective by investing in the following types of money market instruments, which are maturing in one year or less, measured from the time of investment:

- Obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities.

- Certificates of deposit of domestic banks in amounts (currently $100,000) that are fully insured by The Federal Deposit Insurance Corporation ("The FDIC") and, for larger amounts, bank certificates of deposit or bankers acceptances of domestic banks having total assets in excess of $1 billion and which are members of The FDIC. The Series may purchase both negotiable and non-negotiable certificates of deposit. Non-negotiable certificates of deposit are not purchased or sold in a secondary trading market and must be held to maturity unless, at the request of the Series, the issuer agrees to redeem them earlier, possibly at less than par. Accordingly, the Series will not invest more than 10% of its net assets in non-negotiable certificates of deposit or in other illiquid, restricted securities so that this potential liquidity risk will be minimal. Banks are subject to extensive but different government regulations which may limit the amount and types of their loans and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets.

- Commercial paper rated in the top grade by two nationally recognized statistical rating organizations (NRSRO's) one of which must be either Moody's Investors Service, Inc., or Standard & Poor's Corporation.

- Non-convertible corporate debt securities such as bonds, notes and debentures which are rated in the top grade -- "Aaa" by Moody's or "AAA" by S&P.

- Negotiable certificates of deposit of savings and loan associations in amounts (currently $100,000) that are fully insured by The FDIC.

- Repurchase agreements of obligations which are suitable for investment under the categories set forth above and issued by a member bank or certain broker/dealers who have been approved by the Board of Directors and are participating in the Federal Reserve System. The Series will only invest in repurchase agreements maturing in seven days or less.

SHORT-TERM GOVERNMENT BOND SERIES:

The investment objective of the SHORT-TERM GOVERNMENT BOND SERIES is to provide maximum total return, consistent with preservation of capital and prudent investment management. Total return consists of interest, and dividends from underlying securities and capital appreciation realized from the purchase and sale of securities. Under normal conditions, the Series seeks to achieve its objective by investing at least 65% of the value of its total assets in short-term government bonds. Short-term government bonds include U.S. Government securities, such as bonds, notes, and bills which are (a) direct obligations of the U.S. Treasury, and (b) securities issued or guaranteed by U.S. Government agencies. The estimated portfolio turnover rate for the Series is less than 100%.

Government securities may be backed by (i) the full faith and credit of the United States; (ii) the particular Government agency's ability to borrow directly from the Treasury; (iii) some other type of United States support; or
(iv) the credit of the issuing agency, only. The government guarantee of the U.S. Government securities in the Series' portfolio, however, does not guarantee the net asset value of the shares of the Series. There are market risks inherent in all investments in securities, and the value of an investment in the Series will fluctuate over time. Normally, the value of the Series' investments varies inversely with changes in interest rates. For example, as interest rates rise, the value of the Series' investments will tend to decline, and as rates fall, investment values tend to increase.

The Series expects to maintain a dollar-weighted average maturity of less than three years. . Because the manager seeks to minimize interest rate risk by managing effective duration, the Series may invest in securities of any maturity.

The Series is designed primarily for investors who seek higher yields than money market funds generally offer and are willing to accept nominal fluctuation in the value of the shares but who are not willing to accept the greater fluctuations that long-term bond funds might entail. This Series is not an appropriate investment for investors whose primary investment objective is absolute principal stability. Because the values of the securities in which this Series invests generally change with interest rates, the value of its shares will fluctuate, unlike the value of the shares of a money market fund, seeking to maintain a stable net asset value per share of $1.00. Consequently, this Series seeks to reduce such fluctuations by managing the effective duration, and thus the interest rate risk, of its portfolio.

The Series also may invest up to 35% of its total assets in cash, commercial paper and high grade liquid debt securities, including corporate debt instruments and privately issued mortgage-related and asset-backed securities rated within the three highest grades assigned by S&P (AAA, AA, A or A-1) or Moody's (Aaa, Aa, A or P-1) or in unrated securities such as certificates of deposit issued by banks, bankers' acceptances, and repurchase agreements deemed by the manager to be of comparable quality. Further, the Series may invest in long-term fixed rate bonds that allow the Series to tender (or "put") bonds to the issuer at specified intervals and receive face value for them. In addition, the Series may invest in other investment companies investing primarily in U.S. Government securities for the appropriate duration.

LONG-TERM BOND SERIES:

The investment objective of the LONG-TERM BOND SERIES is to provide the maximum amount of current income and capital appreciation to the extent consistent with the preservation of capital and the maintenance of liquidity. The Series invests principally in debt obligations of corporations, the U.S. Government and its agencies and instrumentalities, and major U.S. banking institutions and may also purchase obligations of international agencies and U.S. dollar denominated foreign debt securities. The estimated portfolio turnover rate for the Series is less than 100%.

At least 80% of the value of the Series' net assets will consist of obligations of corporations which, at the time of purchase by the Series are rated at least A- by S&P or A3 by Moody's, and of securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities. The Series may also invest in securities which, while not rated, are determined by the investment manager to be of comparable quality to those rated securities in which the Series may invest; for purposes of the 80% requirement described in this paragraph, such unrated securities shall be deemed to have the ratings so determined. See the Appendix to the Statement of Additional Information for explanations on applicable ratings. At least 65% of the value of the Series' total assets (except when maintaining a temporary defensive position) will be invested in bonds. Such instruments include U.S. Government and corporate bonds, notes, and convertible issues.

On occasion, up to 20% of the Series' net assets may consist of commercial paper of U.S. issuers rated A-1 or A-2 by S&P or P-1 or P-2 by Moody's, certificates of deposit, time deposits and bankers' acceptances, and corporate bonds which are rated in any category lower than A- by S&P and A3 by Moody's. When deemed necessary for temporary defensive purposes, the Series' investment in commercial paper, certificates of deposit, time deposits and bankers' acceptances may exceed 20% of its net assets, although the Series currently does not intend to invest more than 5% of its assets in any one of these types of instruments. Commercial paper and certificates of deposit could be over 5%. Under no circumstances will the Series invest more than 20% of its net assets in corporate bonds which are rated lower than A- by S&P and A3 by Moody's or are unrated. Obligations rated BBB by S&P and Baa by Moody's are considered investment grade obligations which lack outstanding investment characteristics and may have speculative characteristics as well. See the Appendix to the Statement of Additional Information for explanations on applicable ratings. The Series may invest up to 10% of its assets in securities of foreign issuers.

                  INVESTMENT STRATEGIES AND RISK CONSIDERATIONS
                  ---------------------------------------------

Shareowners should understand that all investments involve risk and there can be no guarantee against loss resulting from an investment in the Funds. Unless otherwise indicated, all percentage limitations governing the investments of the Funds apply only at the time of transaction.

SECURITIES OF OTHER INVESTMENT COMPANIES
----------------------------------------

All Funds may purchase or acquire securities of other investment companies on the open market if immediately after such purchase or acquisition, the Fund would not own in the aggregate: (1) more than 3% of the total outstanding voting stock of such other investment company; (2) securities issued by such other investment company having an aggregate value in excess of 5% of the value of the Fund's total assets; or (3) securities issued by such other investment company and all other investment companies having an aggregate value in excess of 10% of the value of the Fund's total assets. By investing in another registered investment company, there may be a duplication in fees and expenses.

REPURCHASE AGREEMENTS
---------------------

ALL FUNDS may enter into repurchase agreements which are transactions in which the Funds purchase a security (usually a U.S. Government obligation) and simultaneously obtain the commitment of the seller to repurchase the security at an agreed upon price on an agreed upon date, usually not more than seven days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. Such transactions afford an opportunity for a Fund to earn a return on cash which is only temporarily available. The Fund's risk is limited to the ability of the seller to pay the agreed upon sum upon the delivery date, but the seller's obligation is in effect secured by the value of the underlying security. The Funds will only invest in repurchase agreements of domestic banks maturing in seven days or less and will not invest in repurchase agreements of broker-dealers.

Still, there are certain risks involved with the use of certain repurchase agreements. For example, if the seller should default on its obligation to repurchase the securities, a Fund may experience delay or difficulties in exercising its rights upon the securities held as collateral and might incur a loss if the value of the securities should decline. A Fund also might incur disposition costs in connection with liquidating the securities. While the Funds acknowledge these risks, it is expected that they can be controlled through careful monitoring procedures offered by the Funds' Investment Adviser.

MUNICIPAL BONDS
---------------

The TAX EXEMPT BOND FUND may purchase municipal bonds which are generally debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. They are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as: airports; bridges; highways; hospitals; housing; mass transportation; schools; streets; and water and sewer works. Other public purposes for which municipal bonds may be issued include obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide: privately-operated housing facilities; airports; mass transit; industrial, port or parking facilities; air or water pollution control facilities; and certain facilities for water supply, gas, electricity, or sewage or solid waste disposal. Other types of facilities and certain industrial development bonds, the proceeds of which are used for the acquisition, construction, reconstruction or improvement of or to provide equipment for privately-operated industrial or commercial facilities, may qualify as municipal bonds, although current Federal tax laws place substantial limitations on the size of such funds. Moreover, when an industrial development bond is backed only by the assets and revenue of the non-governmental user, then such non-governmental user is deemed to be the issuer.

The two principal classifications of municipal bonds are "general obligation bonds" and "revenue bonds". General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. The taxes or special assessments that can be levied for the payment of debt service may be limited or unlimited as to rate or amount. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax exempt industrial development bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the insurer of such bonds. There are, of course, variations in the security of municipal bonds, both within a particular classification and between classifications. The Fund's portfolio may consist of any combination of general obligation bonds, revenue bonds, and industrial revenue bonds, and it can be expected that the ratios of such bonds will vary from time to time.

Yields on municipal bonds are dependent on, among other things, general money market conditions, conditions of the municipal bond market, size of a particular offering, maturity of the obligation, the financial condition of the issuer, and the rating of the issue. Additionally, the imposition of the Fund's management fee, as well as other operating expenses, will have the effect of reducing the yield to investors. Proposals have been introduced periodically before Congress to restrict or eliminate the Federal income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future. If such a proposal was enacted, the availability of municipal bonds for investment by the Fund and the value of the Fund's portfolio would be affected. In such event, the Fund would reevaluate its objective and policies and consider recommending to its shareholders changes in the structure of the Fund.

GOVERNMENT SECURITIES
---------------------

The LONG-TERM BOND SERIES may invest in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities which includes U.S. Treasury securities, which differ in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. Principal and interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. Government provides financial support to such U.S. Government sponsored agencies or instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law. The Series will invest in such securities only when it is satisfied that the credit risk with respect to the issuer is minimal.

ZERO COUPON SECURITIES
----------------------

The LONG-TERM BOND SERIES may invest in zero coupon U.S. Government securities, which are U.S. Government obligations that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. The Series also may invest in zero coupon securities issued by corporations and financial institutions and by foreign governments where such securities are denominated in U.S. dollars. A zero coupon security pays no interest to its holder during its life and is sold at a discount to its face value at maturity. The amount of the discount fluctuates with the market price of the security. The market prices of zero coupon securities generally are more volatile than the market price of securities that pay interest periodically and are likely to respond to a greater degree to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities.

MORTGAGE-RELATED SECURITIES
---------------------------

The LONG-TERM BOND SERIES may invest in mortgage-related securities which are collateralized by pools of mortgage loans assembled for sale to investors by various governmental agencies, such as Government National Mortgage Association and government-related organizations such as Federal National Mortgage Association and Federal Home Loan Mortgage Corporation, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage banks and private mortgage insurance companies, and similar foreign entities. Mortgage-related securities are a form of derivative securities. The mortgage-related securities in which the Series may invest include those with fixed, floating and variable interest rates and those with interest rates that change based on multiples of changes in interest rates. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If a mortgage-related security is purchased at a premium, all or part of the premium may be lost if there is a decline in the market value of the security, whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of certain mortgage-backed securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgage underlying the security are more likely to be prepaid. For this and other reasons, a mortgage-related security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgage and, therefore, it is not possible to predict accurately the security's return to the Series. The Series also may invest in collateralized mortgage obligations structures on pools of mortgage pass-through certificates or mortgage loans. The issuers of collateralized mortgage obligations typically do not have assets other than those pledged to secure separately the obligations. Holders of these obligations must rely principally on distributions on the underlying mortgage related securities and other collateral securing the obligations for payments of principal and interest on the obligations. If the collateral securing the obligations is insufficient to make payments on the obligations, a holder could sustain a loss. Collateralized mortgage obligations will be purchased only if rated in one of the two highest rating categories by a nationally recognized rating organization such as Moody's or S&P.

FIXED-INCOME SECURITIES
-----------------------

ALL FUNDS may invest in fixed-income securities. Even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Once the rating of a portfolio security has been changed, the Fund will consider all circumstances deemed relevant in determining whether to continue to hold the security. The GROWTH FUND, the ASSET ALLOCATION FUND, and the TAX EXEMPT BOND FUND may purchase fixed-income securities rated Baa by Moody's and BBB by S&P. Such securities may be subject to the aforementioned risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Obligations which are rated Baa are considered medium grade obligations; they are neither highly protected nor poorly secured, and are considered by Moody's to have speculative characteristics. Bonds rated BBB by S&P are regarded as having adequate capacity to pay interest and repay principal, and while such bonds ordinarily exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

FORWARD COMMITMENTS AND WHEN-ISSUED SECURITIES
----------------------------------------------

The LONG-TERM BOND SERIES may purchase securities on a forward commitment or when-issued basis, which means that the price is fixed at the time of commitment, but delivery and payment ordinarily take place a number of days after the commitment to purchase. The Series will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the Series may sell these securities before the settlement date if it is deemed advisable. The Series will not accrue income in respect of a forward commitment or when-issued security prior to its stated delivery date.

Securities purchased on a forward commitment or when-issued basis and the securities held in the LONG-TERM BOND SERIES portfolio are subject to changes in value (both generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment or when-issued basis may expose the Series to risk because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a forward commitment or when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. A segregated account of the Series consisting of cash, cash equivalents or U.S. Government securities or other high quality liquid debt securities at least equal at all times to the amount of the forward commitment or when-issued securities will be established and maintained at the Series' custodian bank. Purchasing securities on a forward commitment or when-issued basis when the Series is fully or almost fully invested may result in greater potential fluctuation in the value of the Series' net assets and its net asset value per share.

FOREIGN SECURITIES
------------------

Since up to 10% of the LONG-TERM BOND SERIES' portfolio may consist of securities of foreign issuers, the Series may be subject to investment risks as to these securities that are greater in some respects than those incurred by a Series which invests only in securities of U.S. domestic issuers. Such risks include future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities, the possible establishment of exchange controls, the possible seizure or nationalization of foreign deposits, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such securities.

                             MANAGEMENT OF THE FUNDS
                             -----------------------

The operations of each Fund are under the direction of a Board of Directors who have been elected by the shareholders of each Fund. The Board meets regularly to review the activities of the Officers, who are responsible for day to day operations of the Funds. To assist the Directors and Officers in carrying out their duties and responsibilities, the Funds have employed IAA Trust Company ("IAATC"), 808 IAA Drive, Bloomington, Illinois, as their Investment Adviser under written Agreements which are renewable annually by the Funds' Board of Directors or by votes of a majority of each Fund's outstanding voting securities. Any such renewals must also be approved by the votes of a majority of each Fund's Directors, who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approvals. The Agreements may be terminated without penalty at any time by the Board of Directors of a Fund, or by votes of the shareholders, or by IAATC upon sixty days written notice, and they terminate automatically in the event of their assignment. IAATC was organized on December 30, 1970 and has no investment company clients other than the IAA Trust Mutual Funds discussed herein. Illinois Agricultural Holding Co. owns all of the outstanding voting securities of IAATC. Approximately 98% of the issued and outstanding voting stock of the Illinois Agricultural Holding Co. is owned by the Illinois Agricultural Association ("IAA"). IAA is an Illinois not-for-profit membership corporation organized to promote the interest of agriculture.

IAATC, subject to the authority of the Board of the Funds, is generally responsible for the overall management of the Funds' business. For these services performed and expenses assumed, the GROWTH FUND, the ASSET ALLOCATION FUND and the LONG-TERM BOND SERIES each pay IAATC an annual fee of approximately
 .75% of their respective average daily net assets. These fees are considered higher than the advisory fees paid by most other mutual funds; however, these fees are comparable with those of other mutual funds with similar investment objectives. The TAX EXEMPT BOND FUND, the MONEY MARKET SERIES and the SHORT-TERM GOVERNMENT BOND SERIES each pay IAATC an annual fee of approximately .50% of their respective average daily net assets. All of these fees are computed on a daily basis and are paid monthly. Neither IAATC nor any company affiliated with it receives any brokerage commissions from the Funds, as such business is transacted with non-affiliated broker-dealers.

The following persons who are Officers and/or Directors of the Funds also hold positions with IAATC as indicated: Ronald R. Warfield, Director and President; Bruce Finks, Vice President--Investments; Gary E. Mede, Executive Vice President; Richard M. Miller, Senior Vice President and Senior Trust Officer; Rollie D. Moore, Director and Vice President; Paul M. Harmon, Secretary; Robert
W. Weldon, Vice President--Finance and Treasurer; Richard F. Day, Controller.

                  MANAGEMENT'S DISCUSSION OF FUNDS' PERFORMANCE

GROWTH FUND:
------------

               IAA TRUST GROWTH FUND VS. STANDARD & POOR'S INDEX
                                   [GRAPH]

                 1986    1987    1988    1989    1990    1991    1992    1993    1994    1995    1996
Growth           9,700  11,131  10,387  12,471  14,477  15,255  15,900  17,762  17,332  21,956  26,679
S&P's 500       10,000  12,509  11,646  14,037  16,339  17,546  19,908  22,550  22,868  28,829  36,325
* Past performance is not indicative of future results.


Note 1: Fund returns are net of all fees and transaction costs, while the Index returns are based solely on market returns without deduction for fees or transaction costs for rebalancing. The Index is un-managed.

Note 2: The above graph reflects the impact of sales charges which were placed on purchases. The maximum sales charge for the period indicated was 3.0%. BEGINNING OCTOBER 28, 1996, NO SALES CHARGES WILL BE PLACED ON PURCHASES.

Fund returns are net of all fees and transaction costs, while the Index returns are based solely on market returns without deduction for fees or transaction costs for rebalancing.

The net asset value of the GROWTH FUND closed the fiscal year on June 30, 1996 at $18.88 per share. The figures below show historical compound annual returns of Fund shares with dividends reinvested, as of June 30, 1996.

                                         1 Year      5 Years      10 Years
                                         ------      -------      --------

Without Sales Charge                     21.51%       11.83%        10.65%
Maximum Sales Charge Deducted            17.88%       11.14%        10.31%

These annual returns are for prior years' performance. Returns in future periods cannot be guaranteed, and the value of Fund shares can fluctuate either above or below their original cost. The Maximum Sales Charge Deducted referred to in the above chart applies to the fund's performance during the periods indicated. BEGINNING OCTOBER 28, 1996, NO SALES CHARGE WILL BE DEDUCTED.

picture of         Michael E. Marks:  Earned his B.S. in Business Administration
Michael Marks      from Washington University in St. Louis, his M.B.A. from
here               Indiana University in Bloomington, and is currently pursuing the Chartered Financial Analyst certification. Prior to graduate school, he was a management consultant for Price
                   Waterhouse's Strategic Consulting Group.  Mr. Marks joined
                   IAA Trust Company in 1993 and manages the GROWTH FUND, and the equity portion of the ASSET ALLOCATION FUND.

ASSET ALLOCATION FUND:
----------------------

      IAA ASSET ALLOCATION FUND VS. MERRILL LYNCH CORPORATE AND GOVERNMENT
                 BOND MASTER INDEX & LIPPER-BALANCED FUNDS INDEX


                    1986     1987     1988     1989     1990     1991     1992     1993     1994     1995     1996

Asset Allocation    9,700   10,079   10,731   11,847   12,618   13,812   15,448   16,928   17,048   19,825   22,747

Merrill Lynch      10,000   10,470   11,232   12,645   13,516   14,915   17,029   19,261   19,229   21,658   22,732

Lipper-balanced    10,000   11,426   10,776   12,387   13,643   14,778   16,820   19,194   22,075   25,604   29,578

             * Past performance is not indicative of future results.

Note 1: Fund returns are net of all fees and transaction costs, while the Index returns are based solely on market returns without deduction for fees or transaction costs for rebalancing. The Index is un-managed.

Note 2: The above graph reflects the impact of sales charges which were placed on purchases. The maximum sales charge for the period indicated was 3.0%. BEGINNING OCTOBER 28, 1996, NO SALES CHARGES WILL BE PLACED ON PURCHASES.

The net asset value of the ASSET ALLOCATION FUND closed the fiscal year on June 30, 1996 at $13.39 per share. The figures below show historical compound annual returns of Fund shares with dividends reinvested, as of June 30, 1996.

                                          1 Year      5 Years      10 Years
                                          ------      -------      --------

Without Sales Charge                      14.74%       10.49%         8.90%
Maximum Sales Charge Deducted             11.30%        9.83%         8.57%

These annual returns are for prior years' performance. Returns in future periods cannot be guaranteed, and the value of Fund shares can fluctuate either above or below their original cost. The Maximum Sales Charge Deducted referred to in the above chart applies to the Fund's performance during the periods indicated. BEGINNING OCTOBER 28, 1996, NO SALES CHARGE WILL BE DEDUCTED.

picture of       John Jacobs, Investment Officer for the ASSET ALLOCATION FUND:
John Jacobs      Earned a B.S. in Business and Finance at Illinois Wesleyan
here             Financial Analyst, and has served as a member of IAA Trust
                 University in Bloomington.  Mr. Jacobs is also a Chartered
                 Company's Investment Committee. Prior to joining the Company in
                 1975, he was an account executive for one of the leading national brokerage firms. Mr. Jacobs is also Investment Officer to the SHORT-TERM GOVERNMENT BOND SERIES and the LONG-TERM BOND
                 SERIES of the TAXABLE FIXED INCOME SERIES FUND.

TAX EXEMPT BOND FUND:
---------------------


          IAA TAX EXEMPT BOND FUND VS. LEHMAN MUNI GENERAL BOND INDEX

                    1986     1987     1988     1989     1990     1991     1992     1993     1994     1995     1996

Tax Exempt         9,700   10,299   11,091   12,217   12,857   13,892   15,289   16,694   16,383   17,614   18,547

Lehman Muni       10,000   10,862   11,668   12,997   13,882   15,133   16,914   18,937   18,969   20,642   21,813

             * Past performance is not indicative of future results.
            * Past performance is not indicative of future results.

Note 1: The IAA Trust Tax Exempt Bond Fund's portfolio does not mirror the Lehman Index.

Note 2: Fund returns are net of all fees and transaction costs, while the Index returns are based solely on market returns without deduction for fees or transaction costs for rebalancing. The Index is un-managed.

Note 3: The above graph reflects the impact of sales charges which were placed on purchases. The maximum sales charge for the period indicated was 3.0%. BEGINNING OCTOBER 28, 1996, NO SALES CHARGES WILL BE PLACED ON PURCHASES.

The net asset value of the TAX EXEMPT BOND FUND closed the fiscal year on June 30, 1996 at $8.41 per share. The figures below show historical compound annual returns of Fund shares with dividends reinvested, as of June 30, 1996.

                                         1 Year       5 Years      10 Years
                                         ------       -------      --------

Without Sales Charge                      5.30%         5.95%         6.70%
Maximum Sales Charge Deducted             2.12%         5.31%         6.37%

These returns assume all dividends and capital gains distributions were reinvested and the maximum sales charge applied on initial investments. The Maximum Sales Charge Deducted referred to in the above chart applies to the fund's performance during the periods indicated. BEGINNING OCTOBER 28, 1996, NO SALES CHARGE WILL BE DEDUCTED. Although the Fund's income is generally exempt from Federal income taxes, it may, under certain circumstances, be subject to state income taxation. See "INCOME DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, AND TAXES".

picture of           Mary S. Guinane, Investment Officer for the TAX EXEMPT BOND
Mary S. Guinane      FUND: Earned a M.B.A. at Illinois State University and a
here                 B.A. in Psychology and Sociology at St. Ambrose College.
                     Ms. Guinane has been with IAA Trust Company since 1981.

TAXABLE FIXED INCOME SERIES FUND:
---------------------------------

MONEY MARKET SERIES:

picture of               Robert L. Sammer, B.S. manages the IAA Money Market
Robert L. Sammer         Fund.  Bob received his bachelor of science degree in
here                     finance from Illinois State University in 1988 and is
                         currently pursuing his MBA from the same institution.
                         After working as a trust administrator for Independent
                         Trust Corporation in Lombard, Illinois, he joined IAA
                         Trust Company in 1991. Here, he has served as client services coordinator, corporate retirement and agency accounts coordinator and, now investment analyst.

FPS SERVICES, INC.
------------------

FPS Services, Inc. ("FPS"), 3200 Horizon Drive, P.O. Box 61503, King of Prussia, Pennsylvania 19406-0903, is the Funds' Transfer and Dividend Disbursing Agent and as such performs all shareholder services for the Funds. The Funds have also entered into Agreements with FPS under which FPS provides accounting and administration services.

Administration services include all administrative services except those relating to the investment portfolios of the Funds, the distribution of the Funds, and the maintenance of the Funds' financial records. The fees for administrative services are based on a declining percentage of each Fund's average net assets, beginning at .0015% of the first $50,000,000 of average net assets. However, the ASSET ALLOCATION FUND, the TAX EXEMPT BOND FUND, and the TAXABLE FIXED INCOME SERIES FUND are each required to pay a minimum annual fee of $10,000 and the GROWTH FUND is required to pay a minimum annual fee of $50,000 for such services.

The Funds each pay a minimum accounting fee of $25,000 and pay additional accounting fees, based on declining percentages of their respective average net assets in excess of $10,000,000. There are no direct or indirect relationships between FPS Services, Inc. and the Funds or IAA Trust Company.

                        DISTRIBUTION OF THE FUNDS' SHARES
                        ---------------------------------

FPS Broker Services, Inc. ("FPBS") serves as the Distributor for the Funds on a best efforts basis, pursuant to various Underwriting Agreements. The Distributor is an affiliated company of FPS Services, Inc. ("FPS"), the Funds' servicing agent, inasmuch as both the Distributor and FPS are under common ownership.

                               DISTRIBUTION PLANS
                               ------------------

The shareholders of the GROWTH FUND, the ASSET ALLOCATION FUND, the TAX EXEMPT BOND FUND, the SHORT-TERM GOVERNMENT BOND SERIES and the LONG-TERM BOND SERIES have each adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The MONEY MARKET SERIES does not participate in any plan pursuant to this Rule. The Plan permits the participating Funds to pay certain expenses associated with the distribution of their shares. The Plan provides that the participating Funds will reimburse the Distributor for actual distribution and shareholder servicing expenses incurred by the Distributor not exceeding, on an annual basis, 0.25% of each participating Fund's average daily net assets. Amounts expended by the Distributor, but not reimbursed by each participating Fund's Plan, will not be a continuing liability of such Fund in subsequent years. Because the Funds reimburse the Distributor only for actual expenditures, the Distributor realizes no profit from the 12b-1 Plan. The Plan may be terminated at any time and the Funds shall have no liability for expenses that were not reimbursed as of the date of termination.

All such payments made pursuant to the Plan shall be made for the purpose of promoting the sale of shares or other such distribution-related expenses, including any distribution or service fees paid to securities dealers, investment advisers, financial planners, and others, who have executed a distribution agreement with the Distributor. The maximum amount which will be paid to such parties by the Distributor is 0.25% (on an annual basis) of a participating Fund's average net assets, owned by client of that party. Management may choose to pay a lesser amount.

                                  CAPITAL STOCK
                                  -------------

There are no conversion or preemptive rights in connection with any shares of the Funds, nor are there cumulative voting rights with respect to the shares of any of the Funds. Each of the Fund's shares has equal voting rights. Each issued and outstanding share of each Fund is entitled to participate equally in dividends and distributions declared by such Fund and in net assets of such Fund upon liquidation or dissolution remaining after satisfaction of outstanding liabilities.

All issued and outstanding shares of each Fund will be fully paid and nonassessable and will be redeemable at the net asset value per share. The interests of shareholders in the Funds will not, unless specifically requested in writing by a shareholder, be evidenced by a certificate or certificates representing shares of a Fund.

The authorized capitalizations of the GROWTH FUND, the ASSET ALLOCATION FUND, and the TAX EXEMPT BOND FUND consist of 10,000,000 shares for each of these Funds, each Fund having a par value of $1.00 per share.

The authorized capitalization of the TAXABLE FIXED INCOME SERIES FUND consists of 250,000,000 shares of the par value of $0.10 per share. 100,000,000 of this Fund's shares are designated as MONEY MARKET SERIES, 50,000,000 of its shares are designated as SHORT-TERM GOVERNMENT BOND SERIES, and 25,000,000 of its shares are designated as LONG-TERM BOND SERIES. The remaining 75,000,000 shares are undesignated.

COUNTRY LIFE INSURANCE COMPANY
------------------------------


As of June 10, 1997, 435,498 shares or 7.76% of the issued and outstanding capital stock of the GROWTH FUND were owned by Country Life Insurance Company ("Country Life"), Bloomington, Illinois. Country Life's capital stock enables it to influence the outcome of shareholder votes. Country Life is organized in Illinois. Substantially all issued and outstanding stock of Country Life is owned by Illinois Agricultural Holding Co.

As of June 10, 1997, 96,228 shares or 9.92% of the issued and outstanding capital stock of the ASSET ALLOCATION FUND were owned by Country Life Insurance Company ("Country Life"), Bloomington, Illinois. Country Life's capital stock enables it to strongly influence the outcome of shareholder votes. Country Life is organized in Illinois. Substantially all issued and outstanding stock of Country Life is owned by Illinois Agricultural Holding Co.

IAA TRUST COMPANY
-----------------

As of June 10, 1997, IAA Trust Company owned of record 2,760,287 shares or 49.24% of the issued and outstanding capital stock of the GROWTH FUND, 720,719 shares or 74.36% of the issued and outstanding capital stock of the ASSET ALLOCATION FUND, 232,558 or 11.24% of the issued and outstanding capital stock of the TAX EXEMPT BOND FUND, 39,723,670 shares or 83.61% of the issued and outstanding capital stock of the MONEY MARKET SERIES, 1,184,938 shares or 99.99% of the issued and outstanding capital stock of SHORT-TERM GOVERNMENT BOND SERIES, and 1,361,069 shares or 99.99% of the issued and outstanding capital stock of LONG-TERM BOND SERIES.

Illinois Agricultural Holding Co. owns 100% of the outstanding voting securities of the Trust Company. For additional information on the ownership of Illinois Agricultural Holding Co. See "MANAGEMENT OF THE FUNDS".

Shareholder inquiries should be directed to FPS Services, Inc., 3200 Horizon Drive, P.O. Box 61503, King of Prussia, Pennsylvania 19406-0903, or call toll-free 1 (800) 245-2100.

            INCOME DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, AND TAXES

Dividends and capital gains distributions may be automatically reinvested in additional shares of a particular Fund/Series at net asset value , or paid in cash, at the choice of the investor. The cash option is not available under the Systematic Withdrawal Plan or Retirement Plans.

Capital gains are taxed at the same rate as ordinary income. The dividends received deduction for corporations is 70% and is applicable to the GROWTH FUND and the ASSET ALLOCATION FUND. Each shareholder will receive a summary of the dividends paid or reinvested as they are declared. If the entire amount in an account is redeemed at any time during a month, dividends credited to that account from the beginning of the month through the day of redemption will be paid together with the proceeds of the redemption.

GROWTH FUND:
------------

It is the policy of the GROWTH FUND to distribute semi-annually, all of its net investment income and, if any, all of its net realized capital gains according to tax regulations. Currently, these distributions are made at the end of the Fund's fiscal year and at calendar year-end.

ASSET ALLOCATION FUND,
SHORT-TERM GOVERNMENT BOND SERIES and
LONG-TERM BOND SERIES:
----------------------

It is the policy of each of the ASSET ALLOCATION FUND, the SHORT-TERM GOVERNMENT BOND SERIES, and the LONG-TERM BOND SERIES to pay monthly dividends from its net investment income and to distribute net capital gains, if any, according to tax regulations at the end of its fiscal and calendar years.

TAX EXEMPT BOND FUND:
---------------------

It is the policy of the TAX EXEMPT BOND FUND to pay monthly dividends from its net investment income.

The Fund intend to qualify each fiscal year (under the Internal Revenue Code of 1986 and any amendments thereto) to pay "exempt-interest dividends" to their shareholders. Exempt-interest dividends which are derived from net income earned by the Fund on tax-exempt bonds will be excludable from gross income of the shareholders for Federal income tax purposes. That part of monthly net investment income which may be earned by the Fund from certain taxable temporary investments, together with any annual distributions attributable to short-term capital gains, are taxable as ordinary income to investors whether received in cash or reinvested in shares. The percentage of each monthly dividend designated by the Fund as tax exempt will be the same percentage as the actual tax exempt income earned during the period covered by the distribution bears to total income earned by the Fund during the period. Shareholders will be notified of such designations monthly and information regarding the tax status of any other distributions will be mailed annually. The percentage of the monthly dividend which is tax exempt may vary from distribution to distribution. Long-term capital gains distributions are taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held shares.

Shareholders of the Fund should recognize that should they redeem shares between dividend dates, a portion of the per share redemption price may represent interest accrued on municipal bonds and said portion may be taxed at long- or short-term capital gains rates and not as a tax-exempt dividend excludable from gross income.

Interest on indebtedness incurred by shareholders to purchase or carry shares of the Fund will not be deductible for Federal income tax purposes. The exemption of interest income for Federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local authority. Thus, shareholders may be subject to state and local taxes on distributions of tax-exempt interest income from the Fund.

MONEY MARKET SERIES:
--------------------

The MONEY MARKET SERIES declares and distributes dividends of all of its daily net investment income on each day that its net asset value is determined. Dividends are paid to shareholders on a monthly basis.

Net investment income, for dividend purposes of this Series, consists of: (1) accrued interest income plus or minus amortized purchase discount or premium;
(2) plus or minus all short-term realized gains and losses and unrealized appreciation and depreciation on portfolio assets; and (3) minus all accrued expenses of such Series, which are accrued each day. Net income will be calculated immediately prior to the determination of the net asset value per share of the Series Since the net income of the Series (including realized gains and losses and unrealized appreciation and depreciation on the portfolio securities) is declared as a dividend each time the net income of the Series is determined, the net asset value per share of the Series normally remains at $1.00 per share immediately after each such determination and dividend declaration. Any increase in the value of a shareholder's investment in the Series representing the reinvestment of dividend income is reflected by an increase in the number of shares of the Series in the account. Normally, the Series will have a positive net income at the time of each determination thereof. Net income may be negative if an unexpected liability must be accrued, a loss realized, or unrealized depreciation occurs. If the net income of the Series determined at any time is a negative amount, the net asset value per share will be reduced below $1.00. The Series may endeavor to restore the net asset value per share to $1.00 by not declaring dividends from net income on subsequent days until restoration, with the result that the net asset value per share will increase to the extent of positive net income which is not declared.

ALL FUNDS/SERIES:
-----------------

The Board of Directors may revise the above dividend policies, or postpone the payment of dividends, if a Fund/Series should have or anticipate any large presently unexpected expense, loss, or fluctuation in net assets which in the opinion of the Board might have a significant adverse effect on shareholders.

All of the Funds/Series comply with Subchapter M of the Internal Revenue Code available to investment companies and therefore, maintain exemption from Federal income tax.

Long-term capital gains distributions are taxable to shareholders as long-term capital gain, regardless of how long a person has been a shareholder. Any dividend or distribution received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend or distribution and, although in effect a return of capital, is subject to income taxes. The Funds/Series are required to withhold and remit to the U.S. Treasury a portion (31%) of dividend income, capital gains distributions, and redemption proceeds for any account which provides an incorrect taxpayer identification number, no number at all, or no certified number for a new account.

In order to avoid an excise tax on undistributed amounts, the Funds/Series must declare by the end of the calendar year a dividend representing 98% of their ordinary income for the calendar year and 98% of their net capital gains (both long-term and short-term) for the period of November 1 of the previous year through October 31 of the current year. Such dividends will be paid on the last business day of the calendar year to shareholders of record at the close of business on the preceding business day.

Statements as to the tax status of distributions to shareholders will be mailed annually. If shareholders are not subject to Federal income taxes on their income, then they are not required to pay Federal tax on amounts distributed to them. This section is not intended to be a complete discussion of all aspects of the Federal income tax law and its effect on shareholders. For other tax information, you may wish to consult your tax adviser.

                               PURCHASE OF SHARES
                               ------------------

You may open an account by contacting FPS Broker Services, Inc., 3200 Horizon Drive, P.O. Box 61503, King of Prussia, Pennsylvania 19406-0903, 1(800)245-2100 or your local Country Capital Management Company sales representative. Purchases of Fund shares may be made in two ways: by mail or by wire transfer, as discussed further below. The minimum initial investment is $1,000 for all Funds. The minimum subsequent investment amount is $100 for all Funds. After an account has been opened, you may purchase additional shares through a sales representative or you may send your order directly to IAA Trust Company c/o FPS Broker Services Inc. ("FPBS"), 3200 Horizon Drive, P.O. Box 61503, King of Prussia, Pennsylvania 19406-0903. Each check should be made payable to a specific Fund. All orders are subject to acceptance by FPBS and without in any way limiting the foregoing, the Funds (through FPBS) reserve the right to refuse any purchase which would result in ownership by any shareholder of 5% or more of a Fund's outstanding shares at that time. The Funds will automatically redeem shares if a purchase check is returned for non-sufficient funds (NSF). This procedure places the risk for loss on the shareholder. The Funds reserve the right to automatically redeem shares if the share balance of an account falls below $1,000.

PURCHASE PRICE
--------------

Shares of all Funds and Series are sold at the net asset value (without a sales charge) next determined after receipt of the order by FPBS.

PURCHASES BY MAIL
-----------------

To open an account and purchase shares by mail, complete an application and mail it with your check payable to "IAA Trust ___________________ Fund, Inc.", or IAA Trust ___________________ Series", whichever is appropriate, c/o FPS Broker Services, Inc., 3200 Horizon Drive, P.O. Box 61503, King of Prussia, Pennsylvania 19406-0903. Applications may be obtained by calling toll-free, 1
(800) 245-2100.

The application need not be signed by a sales representative if you prefer to purchase directly with Country Capital Management Company or FPBS. If you deal with a sales representative, he or she will assist you in completing the application, answer any of your questions, and mail the application for you. Although no commission is paid, the sales representative may, at times, receive additional compensation.

In order to maximize current income, all investments in the Funds must be made in Federal Funds so that the Fund can put the money to work immediately. Checks drawn on a member bank of the Federal Reserve System usually are converted into Federal Funds within two business days of receipt by FPBS. Shares begin earning income dividends on the day the purchase order is effective. A Fund will automatically redeem shares if the purchase check is returned for non-sufficient funds (NSF). This procedure places the risk for loss on the shareholder.

PURCHASES BY WIRE TRANSFER
--------------------------

To open an account and become a shareholder on the same day, first you (or our sales representative) must telephone FPBS toll-free at 1 (800) 245-2100, by 12:00 Noon Eastern Time. An account number will be assigned to you for use in identifying your wire transfer of money.

Second, you must request your bank to transmit immediately available funds (Federal Funds) by wire to:

UMB BANK, NA

ABA #10-10-00695
For: FPS Services, Inc.
Account #98-7037-071-9
IAA TRUST ________________ FUND (or SERIES)

Account of (exact name(s) of Account Registration)
Shareholder Account #_______________

In order to obtain same-day investment, your wire must be received by the above bank by 12:00 Noon Eastern Time. The bank that wires your money may charge a fee for this service.

Third, you or our sales representative must mail a completed application to FPBS, as noted above.

SUBSEQUENT INVESTMENTS
----------------------

Once your account has been established, additional investments in any of the Funds may be made at any time by mailing a check or by wiring money as described above. When you wire money for either the initial or additional investments, ALWAYS CALL FPBS on the same day to notify them of the investment. The minimum subsequent investments are $100 by mail and $1,000 by wire transfer.

                  SPECIAL PLANS AND OTHER PURCHASE INFORMATION
                  --------------------------------------------

The Funds have available the following special Plans and purchase options. Further information with respect to these plans is contained in the Funds' Statement of Additional Information. Further information on these Plans may also be obtained by contacting FPBS or Country Capital Management Company.

AUTOMATIC INVESTING
-------------------

A shareholder may authorize Systematic Investing through automatic withdrawals from his/her bank account(s).

EXCHANGE PRIVILEGES
-------------------

Shareholders in any of the Funds may exchange shares of their respective Fund for shares of the other Funds on the basis of the relative net asset values per share at the time of the exchange. If the exchange is made by telephone, the new shares will be registered in the same manner as the shares for which they were exchanged. A capital gain or loss for Federal income tax purposes will be realized upon the exchange depending upon the cost or other basis of the shares redeemed. Sixty days written notice will be given to shareholders before any modifications to this privilege are implemented.

RETIREMENT PLANS
----------------

IAA Trust Company ("IAATC") sponsors a prototype Defined Contribution Plan which has been approved by the Internal Revenue Service and which meets the requirements of the Tax Reform Act of 1986, as amended. This Plan can invest in shares of the GROWTH FUND, the ASSET ALLOCATION FUND, and Series of the TAXABLE FIXED INCOME SERIES FUND. The minimum initial investment for each Fund is $100, with no minimum for subsequent investments.

For individuals eligible to establish an Individual Retirement Account ("IRA"), IAATC sponsors a prototype IRA Plan which has been approved by the Internal Revenue Service.

SYSTEMATIC WITHDRAWAL PLAN
--------------------------

Shareholders who purchase or already own $5,000 or more of a Fund's shares, valued at the current public offering price, and who wish to receive periodic payments may establish a Systematic Withdrawal Plan. Such plan holders will receive monthly, quarterly or annual checks in the amount they designate.

                               VALUATION OF SHARES
                               -------------------

The Funds will be open for business and will price their respective shares on each day the New York Stock Exchange is open for trading. The Funds' share prices will be determined at the close of regular trading hours of the New York Stock Exchange, normally 4:00 p.m. Eastern Time. The MONEY MARKET SERIES reserves the right to calculate its net asset value more frequently than once a day if deemed desirable.

The net asset value per share is determined as follows. Securities listed or admitted to trading privileges on any national securities exchange will be valued at the last sales price on that day before the time for valuation, or, if there is no sale before that time that day, the last bid price on such exchange before that time that day. Equity securities which are traded in the over-the-counter market only and which are included in the NASDAQ National Market System will be valued at the last sales price preceding the time for valuation. Equity securities which are traded in the over-the-counter market only, but which are not included in the NASDAQ National Market System will be valued at the mean between the last preceding bid and asked price. Valuations may also be obtained from a pricing services when such prices are believed to reflect the fair market value. Securities with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Short-term notes are valued at cost. Corporate bonds, municipal bonds, receivables and portfolio securities not currently quoted as indicated above, and other assets will be valued at fair value as determined in good faith by the Board of Directors.

From the gross value of the assets so determined, there will be deducted all liabilities, including accrued expenses and taxes, and any necessary reserves. The remainder will be the net asset value of a Fund, which will be divided by the number of shares of capital stock outstanding in order to determine the Fund's net asset value per share. (The net asset value per share of the MONEY MARKET SERIES is ordinarily $1.00.) On any day when depreciation in the value of a Fund's portfolio securities exceeds income after expenses, such Fund's net asset value per share may decline.

The market values of debt securities usually reflect yields generally available on securities of similar quality. When yields decline, the market value of a portfolio holding higher-yielding securities increases; and when yields increase, the market value of the portfolio invested at lower yields can be expected to decline. In addition, if a Fund has net redemptions at a time when interest rates have increased, such Fund may have to sell portfolio securities prior to maturity at a price below the Fund's carrying value. Also, because at least a portion of the portfolio may be valued at amortized cost rather than market, any yield quoted may be different if the entire portfolio were valued at market, since amortized cost does not take market fluctuation into consideration.

With respect to the MONEY MARKET SERIES, the value of all of its securities is determined by using the amortized cost method of valuation, pursuant to Rule 2a-7 under the Investment Company Act. The amortized cost method of valuation involves valuing a security at its cost at the time of purchase and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of such security. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Series would receive if it sold the instrument. The purpose of this method of calculation is to attempt to maintain a constant net asset value per share of $1.00, which may or may not result.

                              REDEMPTION OF SHARES
                              --------------------

Each Fund will redeem any part or all of your shares whenever you request. The price you receive will be the net asset value per share as next computed after your request is received by FPS Services, Inc. ("FPS"), as Transfer Agent, in proper form. Accounts in the MONEY MARKET SERIES will earn daily dividends up to the day before the date of redemption. Your redemption proceeds may be delayed if you purchased the shares to be redeemed by check (including certified or cashier checks) until such check has cleared and the Fund has collected good funds for your purchase. Such collection may take 15 days or more.

You can redeem shares from an account -- by mail or by telephone, and with respect to the MONEY MARKET SERIES ONLY, by writing a check.

REDEMPTIONS BY MAIL
-------------------

To redeem by mail, simply send a letter to:

                                    IAA Trust Mutual Funds
                                    c/o FPS Services, Inc.
                                    P.O. Box 61503
                                    King of Prussia, PA  19406

Your letter must specify the name of the Fund or Series, your account number and either the number of shares or the dollar amount to be redeemed. Your request must be signed exactly as your account is registered. If your account is owned jointly, both owners must sign. If a stock certificate has been issued, it must be forwarded back (blank and unsigned) with your written request.

The Funds reserve the right to require additional documentation, or signature guarantees on any redemptions in amounts over $25,000 in value or for the redemption of corporate, partnership or fiduciary accounts, or for certain types of transfer requests or account registration adjustments. Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies, and savings associations. A broker-dealer guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program.

REDEMPTIONS BY TELEPHONE
------------------------

If you completed the portion of the application so as to authorize redemptions by telephone, you may redeem in this manner by calling toll-free 1 (800) 245-2100 before the close of business on any business day. Telephone redemptions are not available if a joint owner is under age 14. When one of the joint tenants is age 14 to 17, the adult tenant must authorize telephone redemptions. All telephone conversations with FPS will be recorded. The proceeds will be sent only to the financial institution you designate or to the address of record of the account. The proceeds will normally be sent the next business day by mail or, if you prefer and pay the expense, they will be wire transferred (minimum $1,000). If wire transferred, the Fund(s) cannot be responsible for any delays which may occur after a Fund has entered the proceeds in the Federal wire systems. The financial institution you designate must be a bank, savings and loan or credit union which is insured under The FDIC, as only these institutions can send or receive Federal wire transfers. These instructions will remain in effect until you cancel or change them by written request. No stock certificates will be issued to or may be held by shareholders electing this privilege. The Funds reserve the right to terminate or modify this privilege at any time upon thirty days notice to shareholders. Shareholders recently purchasing shares by check may not use the telephone redemption privilege under certain circumstances.

Neither the Funds nor any of their service contractors will be liable for any loss or expense in acting upon telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Funds will use such procedures that are considered reasonable, including requesting a shareholder to correctly state his or her Fund account number, the name in which his or her account is registered, his or her social security number, banking institution, bank account number, and the name in which his or her bank account is registered. To the extent that a Fund fails to use reasonable procedures to verify the genuineness of telephone instructions, it and/or its service contractors may be liable for any such instructions that prove to be fraudulent or unauthorized.

REDEMPTIONS BY WRITING A CHECK
------------------------------

If you so request on the application, the MONEY MARKET SERIES ONLY will provide you with an initial supply of checks, which you should receive within two or three weeks. These checks may be written in any amount not less than $100 nor more than $100,000, and can be made payable to you or anyone you desire. Redemption procedures will enable you to continue to earn daily income dividends until your redemption check has cleared. Payment of all redemption checks is subject to approval by the Fund, and if there are not sufficient shares in your account, the check will be returned marked "Insufficient Funds". The Fund reserves the right to terminate or modify this privilege at any time upon thirty days notice to shareholders. Shareholders purchasing shares by check may not use the check redemption privilege under certain circumstances.

CHECK-WRITING PRIVILEGE TERMS: Persons electing check-writing automatically authorize the bank to honor checks drawn by them on the bank and appoint FPS, the Fund's Transfer Agent, as their agent to redeem a sufficient number of MONEY MARKET SERIES shares to pay such checks. They also automatically agree: (1) The owner or owners who signs the check will sign their name exactly as it appears in Item 1 on the application or the check will not be honored; (2) This privilege is subject to the Fund's and the bank's rules and regulations and applicable Government regulations as amended from time to time; (3) The bank may refuse to honor checks and the Fund may refuse to effect redemptions to pay checks whenever the right of redemption has been suspended or postponed; (4) To examine confirmations and to notify the Fund, within thirty days after mailing to the owner(s), of any error in the confirmations and that failure to do so shall preclude any claim against the Fund, the Distributor, the bank, FPS, and each of their representatives and agents by reason of such failure; (5) This privilege may be modified or terminated by any owner by serving written notice to the Fund, and the Fund may modify or terminate it by serving written notice to the owner(s) thirty days in advance thereof. This feature is not available if a part owner is under age 14. When one of its joint tenants is age 14 to 17, both tenants must sign drafts.

REDEMPTION PAYMENTS TO SHAREHOLDERS
-----------------------------------

If a partial redemption is being made and the shareholder is using "specific identification" accounting in determining his/her gain or loss for tax purposes, it is important that he/she indicate which shares are to be redeemed, giving the date acquired and number of shares. If several purchases are involved and the shareholder desires a check for a stated amount, the order in which shares are to be redeemed should also be specified. If no such instructions are given, the shareholder will be required to compute his/her tax on a "first in - first out" basis. No designation of purchase dates is necessary in connection with a redemption of all shares. The sale date and proceeds of redemptions (unless exempt) will be reported by the Funds to the Internal Revenue Service at the end of each year, as required by law.

Redemption of shares may be made from any available assets of each Fund, and if a Fund does not have sufficient cash on hand, such Fund will normally sell portfolio securities to effect such redemption.

Payment to shareholders for shares surrendered for redemption is made in cash as soon as practicable after surrender, within seven days, except: (1) for any period (a) during which the New York Stock Exchange is closed other than customary weekend and holiday closing, or (b) during which trading on the New York Stock Exchange is restricted; (2) for any period during which an emergency exists as determined by the Securities and Exchange

Commission as a result of which (a) disposal by a Fund of securities owned by it is not reasonably practicable, or (b) it is not reasonably practicable for a Fund to determine the value of its net assets; or (3) for such other periods as the Securities and Exchange Commission may by order permit for the protection of security holders of the Funds. In such event, the day will not be regarded as a business day, the Funds' share prices will not be calculated, and all orders will be held for execution on the following business day. The Funds, however, will not mail redemption proceeds until they have assured themselves that checks received for the purchase of any shares being redeemed have, or will be, cleared. Accordingly, redemption checks may not be mailed until the shares being redeemed have been on a Fund's books for at least fifteen business days measured from the date shown on the purchase confirmation, although the effective date of the redemption will be the date the redemption request is received by the particular Fund. Payment for redeemed shares may be made in whole or in part in portfolio securities of a Fund, at the portfolio value on the day the proper redemption request is received, if the Board of Directors determines that the liquidation of securities is impracticable or that payment in cash would prejudice the best interests of the remaining shareholders.

The Funds have elected to be governed by Rule 18f-1 under the Investment Company Act of 1940, pursuant to which the Funds are obligated to redeem shares solely in cash, up to the lesser of $250,000 or one percent of the net asset value of the particular Fund during any 90-day period for any one shareholder. The one percent net asset value of each Fund shall be computed at the beginning of such 90-day period. In the event of a redemption in kind, it should be noted that a shareholder would incur brokerage costs if he sold the securities received.

The value of the shares on redemption may be more or less than the shareholder's cost, depending upon the market value of the portfolio securities at the time of redemption. Shares redeemed will be canceled. Each Fund has the right to establish a withdrawal charge on redemption of its shares, but the Funds do not make any such charge and have no present intention of making such a charge, and in the event such a withdrawal charge is established, at least thirty days prior notice will be given to shareholders.

IAA TRUST MUTUAL FUNDS:
IAA Trust Growth Fund, Inc.
IAA Trust Asset Allocation Fund, Inc.
IAA Trust Tax Exempt Bond Fund, Inc.
IAA Trust Taxable Fixed Income Series Fund, Inc.
   IAA Trust Money Market Series
   IAA Trust Short-Term Government Bond Series
   IAA Trust Long-Term Bond Series

BOARD OF DIRECTORS:
Ronald R. Warfield
Herbert G. Allen
Charlot R. Cole
Nancy J. Erickson
William E. Klein, Sr.
Ailene Miller
Rollie D. Moore

OFFICERS:
Ronald R. Warfield, President
Bruce Finks, Vice President
Gary E. Mede, Vice President
Richard M. Miller, Vice President
Rollie D. Moore, Vice President
Paul M. Harmon, Secretary
Robert W. Weldon, Treasurer
Richard F. Day, Controller

INVESTMENT ADVISER:
IAA Trust Company
Bloomington, Illinois

DISTRIBUTOR:
FPS Broker Services, Inc.
King of Prussia, Pennsylvania

TRANSFER AGENT:
FPS Services, Inc.
King of Prussia, Pennsylvania

CUSTODIAN:
IAA Trust Company
Bloomington, Illinois

INDEPENDENT ACCOUNTANTS:
Coopers & Lybrand L.L.P.
Philadelphia, Pennsylvania

GENERAL COUNSEL
Paul M. Harmon, Esq.
Office of the General Counsel
Bloomington, Illinois

                           F30-117-04

                       STATEMENT OF ADDITIONAL INFORMATION


                                OCTOBER 28, 1996
                          AS SUPPLEMENTED JUNE 27, 1997


                           IAA TRUST GROWTH FUND, INC.
                      IAA TRUST ASSET ALLOCATION FUND, INC.
                      IAA TRUST TAX EXEMPT BOND FUND, INC.
                IAA TRUST TAXABLE FIXED INCOME SERIES FUND, INC.

        808 IAA DRIVE, BLOOMINGTON, ILLINOIS 61702, PHONE (309) 557-3222

The IAA Trust Mutual Funds consist of four separate funds (collectively, the "Funds"): IAA Trust Growth Fund, Inc. ("GROWTH FUND"); IAA Trust Asset Allocation Fund, Inc. ("ASSET ALLOCATION FUND"); IAA Trust Tax Exempt Bond Fund, Inc. ("TAX EXEMPT BOND FUND"); and IAA Trust Taxable Fixed Income Series Fund, Inc.* ("TAXABLE FIXED INCOME SERIES FUND") which currently consists of three
Series: IAA Trust Money Market Series ( "MONEY MARKET SERIES"); IAA Trust Short-Term Government Bond Series ("SHORT-TERM GOVERNMENT BOND SERIES"); and IAA Trust Long-Term Bond Series ("LONG-TERM BOND SERIES"). This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Funds' Prospectus dated October 28, 1996.

A copy of the Funds' Prospectus may be obtained from a local Country Capital Management Company salesperson who is also a Country Companies agent, a licensed salesperson at IAA Trust Company, 808 IAA Drive, Bloomington, Illinois 61702, by writing the Funds' principal Underwriter, FPS Broker Services, Inc., 3200 Horizon Drive, P.O. Box 61503, King of Prussia, Pennsylvania 19406-0903 (formerly at #2 Elm Street, P.O. Box 874, Conshohocken, Pennsylvania 19428), or by calling toll-free 1 (800) 245-2100.

                                TABLE OF CONTENTS
                                =================

     SUBJECT                                                                                           PAGE
     -------                                                                                           ----

     Investment Objectives and Policies................................................................  2
     Policies and Investment Restrictions Aimed at Protecting Investors................................  2
     Directors and Officers of the Funds...............................................................  4
     Control Persons and Principal Holders of Securities...............................................  6
     Investment Advisory and Other Services............................................................  7
     Brokerage......................................................................................... 10
     Purchases, Redemptions, and Pricing of Fund Securities............................................ 13
             Exchange Privileges....................................................................... 13
             Retirement Plans.......................................................................... 13
             Automatic Investing....................................................................... 14
             Systematic Withdrawal Plan................................................................ 14
     Underwriter Compensation.......................................................................... 15
     Investment Performance Information................................................................ 15
     Reports to Shareholders and Financial Statements.................................................. 19

     APPENDIX "A":  Descriptions of Securities Ratings

     APPENDIX "B":  Audited Financial Statements dated June 30, 1996

           IAA TRUST GROWTH FUND, INC.; IAA TRUST ASSET ALLOCATION FUND, INC.; IAA TRUST TAX EXEMPT BOND FUND, INC.; IAA TRUST MONEY MARKET SERIES

     APPENDIX "C": Unaudited Financial Statements dated January 2, 1997 through April 30, 1997

           IAA TRUST SHORT-TERM GOVERNMENT BOND SERIES; IAA TRUST LONG-TERM BOND SERIES


* Name change from IAA Trust Money Market Fund, Inc. was approved by such Fund's Board of Directors on April 29, 1996.

                       INVESTMENT OBJECTIVES AND POLICIES

For information with respect to the Funds' individual investment objectives and policies, see " Investment Objectives and Policies" in the Funds' Prospectus, and "Policies and Investment Restrictions Aimed at Protecting Investors" in this Statement of Additional Information.

For the fiscal years ended June 30, 1995 and 1996, GROWTH FUND'S portfolio turnover rate was 31.84% and 32.95%, respectively. This Fund does not expect that its turnover rate as of June 30, 1997 will vary significantly from that at June 30, 1996.

For the fiscal years ended June 30, 1995, and 1996, ASSET ALLOCATION FUND'S portfolio turnover rate was 21.03% and 33.77%, respectively. This Fund does not expect that its turnover rate as of June 30, 1997 will vary significantly from that at June 30, 1996.

For the fiscal years ended June 30, 1995 and 1996, TAX EXEMPT BOND FUND'S portfolio turnover rate was 24.89% and 14.75%, respectively. This Fund does not expect that its turnover rate as of June 30, 1997 will vary significantly from that at June 30, 1996.

       POLICIES AND INVESTMENT RESTRICTIONS AIMED AT PROTECTING INVESTORS

FUNDAMENTAL INVESTMENT RESTRICTIONS
-----------------------------------

The following investment restrictions are considered fundamental policies and may be changed only by the vote of a majority of a Fund's outstanding shares, which as used herein and in the Prospectus means the lesser of (1) 67% of such Fund's outstanding shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of such Fund's outstanding shares.

RESTRICTIONS APPLICABLE TO ALL FUNDS:

-    All Funds will not authorize or issue any class of senior securities.

- GROWTH FUND, ASSET ALLOCATION FUND, TAX EXEMPT BOND FUND, SHORT-TERM GOVERNMENT BOND SERIES and LONG-TERM BOND SERIES will not borrow money, except as a temporary measure for extraordinary or emergency purposes, and then only from a bank in an amount not to exceed 10% of the value of the Fund's total assets, nor 5% of the value of such Fund's total assets if such debt matures more than sixty days after issuance.

     MONEY MARKET SERIES will not borrow money, except as a temporary measure for extraordinary or emergency purposes, and then only from a bank in an amount not to exceed 10% of the value of the Fund's total assets and will not purchase securities at any time a loan to such Fund is outstanding (investments in repurchase agreements are not subject to these restrictions).

- All Funds will not underwrite or participate in the underwriting of securities of other issuers.

- All Funds will not purchase or sell real estate, commodities, or commodity contracts.

- All Funds will not make loans, except through the purchase of publicly distributed debt securities in accordance with each Fund's investment policies. Investments in repurchase agreements shall not be considered a loan for purposes of this restriction. (See the Appendix for risk disclosure statement on repurchase agreements).

RESTRICTIONS APPLICABLE TO CERTAIN FUNDS AND SERIES:

GROWTH FUND will not:

-    Invest more than 5% of its assets in the securities of any one issuer.

- Purchase or hold as much as 10% of any class of outstanding equity securities or as much as 10% of the outstanding voting securities of any one issuer.

- Concentrate the investments of more than 25% of the total value of its assets in any single industry.

ASSET ALLOCATION FUND, SHORT-TERM GOVERNMENT BOND SERIES and LONG-TERM BOND SERIES will not:

- With respect to 75% of its assets, invest more than 5% of its assets in the securities of any one issuer.

- Purchase or hold as much as 10% of any class of outstanding equity securities or as much as 10% of the outstanding voting securities of any one issuer.

- Concentrate the investments of more than 25% of the total value of its assets in any single industry.

TAX EXEMPT BOND FUND will not:

- With respect to 75% of its assets, invest more than 5% of its assets in the securities of any one issuer. The term "issuer" as used by this Fund will mean any one state municipality, agency, authority, instrumentality or other entity which is directly responsible for the payment of debt service on its outstanding obligations.

- With respect to non-municipal bond investments, will not concentrate investments of more than 25% of the total value of its assets in any single industry, except that there is no limitation with regard to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

MONEY MARKET SERIES will not:

- Invest more than 10% of its total assets in repurchase agreements maturing in more than seven days or in non-negotiable certificates of deposit (See the Appendix for risk disclosure statement on repurchase agreements).

- Invest more than 5% of its total assets in the securities of any one issuer.

- Concentrate the investments of more than 25% of the total value of its assets in any single industry, other than banks.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS
---------------------------------------

The following restrictions are imposed by the management of the Funds, and may be modified by the Board of Directors of the Funds without shareholder approval.

ALL FUNDS WILL NOT:

-   Invest in companies for purposes of exercising control or management.

- Buy from or sell portfolio securities to any of its Officers, Directors, employees, Investment Advisers or Underwriters as principals except as otherwise approved by the Board of Directors and in accordance with Section 17 of the Investment Company Act of 1940.

- Will not purchase securities on margin, effect a short sale of any security, purchase or sell puts, calls, straddles or spreads, or participate in any joint or joint and several trading accounts.

- Will not purchase or retain securities of any company if persons affiliated with such Fund or its Investment Adviser, as a group, beneficially own more than 1% of the securities of such a company.

- In any case, borrow money in an amount which exceeds 5% of the value of its total assets and will not purchase securities at any time a loan to such Fund is outstanding (investment in repurchase agreements will not be considered to be loans for purposes of this restriction).

INVESTMENT COMPANY ACT RESTRICTIONS
-----------------------------------

The following restrictions are imposed by the Investment Company Act of 1940.

 ALL FUNDS WILL NOT:

- Purchase or acquire securities of another investment company except by purchase on the open market at regular brokerage rates (other than when such purchase or acquisition is part of a plan of merger or consolidation) if immediately after such purchase or acquisition, such Fund would own in the aggregate: (1) more than 3% of the total outstanding voting stock of such other investment company; (2) securities issued by such other investment company having an aggregate value in excess of 5% of the value of such Fund's total assets; or (3) securities issued by such other investment company and all other investment companies having an aggregate value in excess of 10% of the value of such Fund's total assets.

Any investment policy or restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities and results therefrom.

                       DIRECTORS AND OFFICERS OF THE FUNDS

------------------------------------------------------------------------------------------------------------------------------------
NAME AND       POSITION(S)   AGGREGATE         TOTAL           PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
AGE            HELD WITH     COMPENSATION      COMPENSATION
               FUND(S)       FROM FUNDS FOR    FROM FUNDS
                             FISCAL YEAR       & FUND
                             ENDED 6/30/96     COMPLEX PAID
                                               TO DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------

Ronald R.      Director              0                0        Director and President: Illinois Agricultural Association,
Warfield(2)    since 1994                                      Agricultural Holding Co., CC Services, Inc.(4), Country Capital
(52)           President                                       Management Company, Country Casualty Insurance Company, Country
               since 1994                                      Investors Life Assurance Company, Country Life Insurance Company,
                                                               Country Mutual Insurance Company, and Country Preferred Insurance
                                                               Company, 1993 to date; Director: AgriVisor Services, Inc., and IAA
                                                               Trust Company, 1993 to date; Coordinating Committee Member of
                                                               GROWMARK, Inc. and Chairman, Board of Trustees, IAA Foundation(2),
                                                               1993 to date; Director and President: IAA Trust Growth Fund, Inc.,
                                                               IAA Trust Asset Allocation Fund, Inc., IAA Trust Tax Exempt Bond
                                                               Fund, Inc., IAA Trust Taxable Fixed Income Series Fund, Inc.(1),
                                                               Illinois Agricultural Service Company, 1994 to date; Country Medical
                                                               Plans, Inc., 1996 to date; President: AgriVisor Services, Inc., and
                                                               IAA Trust Company, 1994 to date; Chairman of the Board: Country
                                                               Capital Management Company, 1994 to date; Director: American Farm
                                                               Bureau Federation and certain of its affiliated companies, 1995 to date.  Farmer.
------------------------------------------------------------------------------------------------------------------------------------
Herbert G.     Director            1,400            1,400      Director: IAA Trust Growth Fund, Inc., IAA Trust Asset Allocation
Allen          since 1987                                      Fund, Inc., IAA Trust Tax Exempt Bond Fund, Inc., and IAA Trust
(66)                                                           Taxable Fixed Income Series Fund, Inc.(1), 1987 to date.  Farmer.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Charlot R.     Director             0                 0        Property Developer, 1979 to date; Member Macoupin-Greene County
Cole           since 1996                                      Cooperation Extension Council (Formerly Macoupin County Cooperative
(55)                                                           Extension Council), 1992 to date and President 1995 to date;
                                                               Secretary/Treasurer; Cole Farms, Inc., 1993 to date. Farmer
------------------------------------------------------------------------------------------------------------------------------------
Nancy J.       Director            700               700       President of McHatton Farm Management, Inc., 1981 to date; Director:
Erickson       since 1995                                      IAA Growth Fund, Inc., IAA Trust Asset Allocation Fund, Inc., IAA
(39)                                                           Trust Taxable Fixed Income Series Fund, Inc.(1), and IAA Trust Tax
                                                               Exempt Bond Fund, Inc., 1995 to date.  Farmer.
------------------------------------------------------------------------------------------------------------------------------------
William E.     Director            1,050            1,050      Director: Illinois Agricultural Association, Illinois Agricultural
Klein, Sr. (2) since 1993                                      Holding Co., CC Services, Inc.(4), Country Casualty Insurance
(68)                                                           Company, Country Investors Life Assurance Company, Country Life
                                                               Insurance Company, Country Mutual Insurance Company, and Country
                                                               Preferred Insurance Company, 1988 to date; Director: Country Capital
                                                               Management Company, 1992 to date; Director: IAA Trust Growth Fund,
                                                               Inc., IAA Trust Asset Allocation Fund, Inc., IAA Trust Tax Exempt
                                                               Bond Fund Inc., and IAA Trust Taxable Fixed Income Series Fund, Inc.
                                                               (1), 1993 to date.  Farmer.
------------------------------------------------------------------------------------------------------------------------------------
Ailene         Director           1,400             1,400      McLean County (Illinois) Board Member: 1986 to date; Member: IAA
Miller         since 1991                                      Foundation(2), Trustee-Emeritus, 1988 to date; Director: IAA Trust
(70)                                                           Growth Fund, Inc., IAA Trust Asset Allocation Fund, Inc., IAA Trust
                                                               Tax Exempt Bond Fund, Inc., and IAA Trust Taxable Fixed Income
                                                               Series Fund, Inc.(1), 1991 to date.
------------------------------------------------------------------------------------------------------------------------------------
Rollie D.      Director             0                 0        Director and Vice President: Illinois Agricultural Association,
Moore          since 1996                                      Illinois Agricultural Holding Co., CC Services, Inc.(4), Country
(47)                                                           Capital Management Company, Country Casualty Insurance Company,
                                                               Country Investors Life Assurance Company, Country Life Insurance
                                                               Company, Country Mutual Insurance Company, and Country Preferred
                                                               Insurance Company, 1993 to date; Director: IAA Trust Company, 1993 to date; Vice Chairman, Board of Trustees, IAA Foundation(2), 1993 to
                                                               date; Vice President: IAA Trust Growth Fund, Inc., IAA Trust Asset
                                                               Allocation Fund, Inc., IAA Trust Tax Exempt Bond Fund, Inc., and
                                                               IAA Trust Taxable Fixed Income Series Fund, Inc.(1), 1994 to date;
                                                               Vice President and Director: IAA Trust Company, 1994 to date and
                                                               Country Medical Plans, Inc., 1996 to date; Director: AgriVisor
                                                               Services, Inc. and Illinois Agricultural Service Company, 1994 to
                                                               date; Coordinating Committee Member of GROWMARK, Inc., 1994 to date.
                                                               Farmer. Previously served as Director: Illinois Agricultural
                                                               Association, Illinois Agricultural Holding Co., CC Services, Inc.(4),
                                                               Country Casualty Insurance Company, Country Investors Life Assurance
                                                               Company, Country Life Insurance Company, Country Mutual Insurance
                                                               Company, and Country Preferred Insurance Company, 1984 to 1992;
                                                               Country Capital Management Company, 1989 to 1992; IAA Trust Growth
                                                               Fund, Inc., IAA Trust Asset Allocation Fund, Inc., IAA Trust Taxable
                                                               Fixed Income Series Fund, Inc.(1), and IAA Trust Tax Exempt Bond
                                                               Fund, Inc., 1989 to 1993; AgriVisor Services, Inc., 1991 to 1992.
                                                               Farmer.
------------------------------------------------------------------------------------------------------------------------------------
Bruce Finks    Vice                 0                 0        Vice President -- Investments: IAA Trust Company, 1996 to date; Vice
(43)           President                                       President: IAA Trust Growth Fund, Inc., IAA Trust Asset Allocation
               since 1996                                      Fund, Inc. IAA Trust Tax Exempt Bond Fund, Inc., and IAA Trust
                                                               Taxable Fixed Income Series  Fund, Inc.(1), 1996 to date.
------------------------------------------------------------------------------------------------------------------------------------
Gary E.        Vice                 0                 0        Executive Vice President: IAA Trust Company, 1977 to date; Vice
Mede           President                                       President-- Investments: Country Capital Management Company, 1977 to
(59)           since 1978                                      date; Vice President: IAA Trust Growth Fund, Inc., IAA Trust Asset
                                                               Allocation Fund, Inc., and IAA Trust Tax Exempt Bond Fund, Inc., 1978
                                                               to date; IAA Trust Taxable Fixed Income Series Fund, Inc.(1), 1981 to
                                                               date.
------------------------------------------------------------------------------------------------------------------------------------
Richard M.     Vice                 0                 0        Senior Vice President and Senior Trust Officer: IAA Trust Company,
Miller         President                                       1991 to date (prior thereto Senior Vice President and Trust Officer);
 (58)          since 1992                                      Vice President: IAA Trust Growth Fund, Inc., IAA Trust Asset
                                                               Allocation Fund, Inc., IAA Trust Tax Exempt Bond Fund, Inc., and IAA
                                                               Trust Taxable Fixed Income Series  Fund, Inc.(1), 1992 to date.
------------------------------------------------------------------------------------------------------------------------------------
Paul M.        Secretary            0                 0        General Counsel:  Illinois Agricultural Association and Affiliated
Harmon         since 1995                                      Companies, 1996 to date.  Deputy General Counsel:  Illinois
(54)                                                           Agricultural Association and Affiliated Companies, 1991 to date.
                                                               Secretary: Country Capital Management Company, IAA Trust Growth Fund,
                                                               Inc., IAA Trust Asset Allocation Fund, Inc., IAA Trust Taxable Fixed
                                                               Income Series Fund, Inc.(1), IAA Trust Tax Exempt Bond Fund, Inc.,
                                                               1995 to date; and IAA Trust Company, 1995 to date. General Counsel:
                                                               each of the Companies and IAA Trust Company, 1996 to date; prior thereto Deputy General Counsel.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Robert W.      Treasurer            0                 0        Vice President--Finance and Treasurer: IAA Trust Company, Illinois
Weldon         since 1975                                      Agricultural Association, Country Life Insurance Company, Country
(62)                                                           Mutual Insurance Company, Country Casualty Insurance Company, Country
                                                               Preferred Insurance Company, and Country Capital Management Company,
                                                               1974 to date; Director and Treasurer: Illinois Agricultural Service
                                                               Company, 1974 to date; Vice President--Finance and Treasurer: CC
                                                               Services, Inc.(4), 1975 to date; Country Investors Life Assurance
                                                               Company, 1981 to date; Treasurer: Illinois Agricultural Holding Co.,
                                                               1974 to date; Illinois Agricultural Auditing Association, 1975 to date; IAA Trust Growth Fund, Inc., 1975 to date; IAA Trust Asset
                                                               Allocation Fund, Inc. and IAA Trust Tax Exempt Bond Fund, Inc., 1978
                                                               to date; IAA Trust Taxable Fixed Income Series Fund, Inc.(1), 1981 to
                                                               date; AgriVisor Services, Inc., 1984 to date.
------------------------------------------------------------------------------------------------------------------------------------
Richard F.     Controller           0                 0        Controller: IAA Trust Company, 1974 to date; IAA Trust Growth Fund,
Day            since 1992                                      Inc., IAA Trust Asset Allocation Fund, Inc., IAA Trust Tax Exempt
(56)                                                           Bond Fund, Inc., and IAA Trust Taxable Fixed Income Series Fund, Inc.
                                                               (1), 1992 to date.
------------------------------------------------------------------------------------------------------------------------------------


   (1) IAA Trust Taxable Fixed Income Series Fund, Inc. was formerly IAA Trust Money Market Fund, Inc

   (2) Interested Directors: all directors classified by the Funds as interested directors also serve as directors of Illinois Agricultural Association (IAA), Illinois Agricultural Holding Co.
             (IAHC), Country Life Insurance Company, Country Mutual Insurance Company (CLIC). IAHC owns 99.9% of the outstanding stock of CLIC and 100% of the outstanding stock of IAA Trust Company (IAATC). Ronald R. Warfield and Rollie D. Moore also serve as directors of IAATC and as president and vice president, respectively, of CLIC, IAATC, IAHC and IAA.

   (3) The mailing address for all the Funds' officers and directors is in care of the IAA Trust Funds, 808 IAA Drive, Bloomington, Illinois 61702.

   (4) CC Services, Inc. was organized to provide insurance brokerage, administrative, marketing and other services to the insurance companies affiliated with the Illinois Agricultural Association.

             Directors of the Funds are entitled to payment ($200 for GROWTH FUND, $50 for each of ASSET ALLOCATION FUND, TAX EXEMPT BOND FUND and TAXABLE FIXED INCOME SERIES FUND) for each day or a portion thereof spent in a meeting or meetings of the Board of Directors or while engaged in special work authorized by the President or the Board of Directors and to reimbursement of expenses for each directors' meeting attended of while engaged in a special work authorized by the President or by the Board of Directors, but no fees are paid to any director if such director is also a director, officer or employee of the Investment Adviser of the Funds. Directors and officers receive no other compensation from the Funds for their services. During the fiscal year ended June 30, 1996, the aggregate amount of fees and expenses paid to directors and officers was $4,550.00.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

   COUNTRY LIFE INSURANCE COMPANY
   ------------------------------


   As of June 10, 1997, Country Life Insurance Company ("Country Life") owned 435,498 shares or 7.76% of the outstanding shares of GROWTH FUND, and 96,228 shares or 9.92% of the outstanding shares of ASSET ALLOCATION FUND.

   Substantially all of the issued and outstanding voting securities of Country Life are owned by Illinois Agricultural Holding Co. and approximately 98% of the outstanding voting securities of this latter company are owned by Illinois Agricultural Association. Each of these companies is incorporated in Illinois. Country Life's home office is at 1711 G.E. Road, Bloomington, Illinois. The home office address for both Illinois Agricultural Holding Company and Illinois Agricultural Association is 1701 Towanda Avenue, Bloomington, Illinois. For the effect of Country Life's stock ownership in the Funds on other Fund shareholders, see the section titled "CAPITAL STOCK" in the Funds' Prospectus.

   IAA TRUST COMPANY
   -----------------


   As of June 10, 1997, IAA Trust Company owned of record 2,760,287 shares or 49.24% of the issued and outstanding capital stock of GROWTH FUND, 720,719,154 shares or 74.36% of the issued and outstanding capital stock of ASSET ALLOCATION FUND, 232,558 shares or 11.24% of the issued and outstanding capital stock of TAX EXEMPT BOND FUND, 39,723,670 shares or 83.61% of the issued and outstanding capital stock of MONEY MARKET SERIES, 1,184,938 shares or 99.99% of the issued and outstanding capital stock of SHORT-TERM GOVERNMENT BOND SERIES, and 1,361,069 shares or 99.99% of the issued and outstanding capital stock of LONG-TERM BOND SERIES.



   IAA Trust Company's address is 808 IAA Drive, Bloomington, Illinois. Illinois Agricultural Holding Co. owns 100% of the outstanding voting securities of the Trust Company.

   OFFICERS AND DIRECTORS
   ----------------------

   As of October 1, 1996, the Officers and Directors of the Funds as a group beneficially owned, directly or indirectly, less than 1% of the issued and outstanding capital stock of any Fund.

                     INVESTMENT ADVISORY AND OTHER SERVICES

   CONTROLLING SHAREHOLDERS
   ------------------------

   For the names of all controlling persons of IAA Trust Company, see section titled " MANAGEMENT OF THE FUNDS" in the Funds' Prospectus.

   FUND OFFICERS AFFILIATED WITH ADVISER
   -------------------------------------

   Fund Officers and Directors who are also Officers or Directors of IAA Trust Company are set forth in the section titled " MANAGEMENT OF THE FUNDS" in the Funds' Prospectus.

   THE INVESTMENT ADVISER
   ----------------------

   IAA Trust Company, as Investment Adviser to the Funds, advises each Fund as to: investing its capital; continually reviews its investment portfolio and recommends changes that appear desirable; furnishes statistical and research information, office space, facilities, and equipment required for each Fund; and pays the compensation of Directors, Officers, and employees of the Funds who are also Directors, Officers, and employees of IAA Trust Company. For these services performed and expenses assumed, each Fund or Series pays IAA Trust Company the annual fees as shown below. Such fees are computed on a daily basis and are paid monthly.

   GROWTH FUND pays approximately .75% of 1% in any fiscal year of its average net assets. For the fiscal years ended June 30, 1994, 1995, and 1996, IAA Trust Company received $497,296, $476,164, and $580,601, respectively, for its services as Investment Adviser to the Fund. Neither IAA Trust Company nor any Company affiliated with it receives any brokerage commissions from the Fund, as such business is transacted with non-affiliated broker-dealers.

   ASSET ALLOCATION FUND pays approximately .75% of 1% in any fiscal year of its average net assets. For the fiscal years ended June 30, 1994, 1995, and 1996, IAA Trust Company received $58,895, $67,275, and $78,490, respectively, for its services as Investment Adviser to the Fund. Neither IAA Trust Company nor any Company affiliated with it receives any brokerage commissions from the Fund, as such business is transacted with non-affiliated broker-dealers.

   TAX EXEMPT BOND FUND pays approximately .50% of 1% in any fiscal year of its average net assets. For the fiscal years ended June 30, 1994, 1995, and 1996, IAA Trust Company received $100,624, $93,589, and $93,863, respectively, for its services as Investment Adviser to the Fund. Neither IAA Trust Company nor any Company affiliated with it receives any brokerage commissions from the Fund, as such business is transacted with non-affiliated broker-dealers.

   MONEY MARKET SERIES pays approximately .50% of 1% in any fiscal year of its average net assets. For the fiscal year ended June 30, 1994, IAA Trust Company received $182,832 for investment advisory services, all of which was voluntarily waived. For the fiscal year ended June 30, 1995, IAA Trust Company earned $178,518 for investment advisory services and voluntarily agreed to waive fees totaling $86,900. For the fiscal year ended June 30, 1996, IAA Trust Company received $201,429 for investment advisory services. The Advisor is currently not waiving any of its investment advisory fees. Neither IAA Trust Company nor any Company affiliated with it receives any brokerage commissions from the Fund, as such business is transacted with non-affiliated broker-dealers.

   SHORT-TERM GOVERNMENT BOND SERIES pays approximately .50% of 1% in any fiscal year of its average net assets. Neither IAA Trust Company nor any Company affiliated with it receives any brokerage commissions from the Fund, as such business is transacted with non-affiliated broker-dealers.

   LONG-TERM BOND SERIES pays approximately .75% of 1% in any fiscal year of its average net assets. Neither IAA Trust Company nor any Company affiliated with it receives any brokerage commissions from the Fund, as such business is transacted with non-affiliated broker-dealers.

   THE DISTRIBUTOR
   ---------------

   FPS Broker Services, Inc. ("FPSB") is the primary and exclusive Distributor of the Funds' shares, pursuant to Underwriting Agreements with each Fund. As Distributor, FPSB will use its best efforts to effect such distributions, but it is required to take and pay for only such securities as it sells to the public. Commissions for the sale of shares received by FPSB do not represent compensation paid by the Funds to FPSB and are not expenses of the Funds.

   12b-1 PLAN
   ----------

   The shareholders of GROWTH FUND, ASSET ALLOCATION FUND, TAX EXEMPT BOND FUND, SHORT-TERM GOVERNMENT BOND SERIES, and LONG-TERM BOND SERIES have adopted respective Plans of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940. During the fiscal year ended June 30, 1996, GROWTH FUND paid $8,912 to FPSB from its Distribution Plan. During the fiscal year ended June 30, 1996, ASSET ALLOCATION FUND paid $8,538 to FPSB from its Distribution Plan. During the fiscal year ended June 30,1996, TAX EXEMPT BOND FUND paid $15,380 to FPSB from its Distribution Plan. See "DISTRIBUTION PLANS" in the Funds' Prospectus.

   THE TRANSFER AGENT
   ------------------

   FPS Services, Inc. ("FPS"), 3200 Horizon Drive, P.O. Box 61503, King of Prussia, Pennsylvania 19406-0903 (formerly at #2 Elm Street, P.O. Box 874, Conshohocken, Pennsylvania 19428) is the Funds' Transfer and Dividend Disbursing Agent and as such performs all shareholder services for the Funds. As part of these services, FPS will maintain records pertaining to the sale, redemption, and transfer of Fund shares and will distribute each Fund's cash dividends to shareholders. For such services, each Fund will pay FPS fees which management believes are comparable to fees charged by others who perform such transfer agency services.

   GROWTH FUND paid FPS, for the fiscal years ended June 30, 1994, 1995, and 1996, $83,386, $68,022, and $67,980, respectively. These fees were for transfer and dividend disbursing agent services.

   ASSET ALLOCATION FUND paid FPS, for the fiscal years ended June 30, 1994, 1995, and 1996, $15,771, $11,101, and $7,695, respectively. These fees were for transfer and dividend disbursing agent services.

   TAX EXEMPT BOND FUND paid FPS for the fiscal years ended June 30, 1994, 1995, and 1996, $28,536, $21,475, and $14,263, respectively. These fees were for transfer and dividend disbursing agent services.

   MONEY MARKET SERIES paid FPS for the fiscal years ended June 30, 1994, 1995, and 1996, $71,526, $41,216, and $39,872, respectively. These fees were for transfer and dividend disbursing agent services.

   ACCOUNTING SERVICES
   -------------------

   The Funds have entered into Accounting Services Agreements with FPS. These Agreements require FPS to calculate each Fund's net asset value in accordance with the provisions of the Funds' current Prospectus and to prepare for Fund approval and use various government reports, tax returns, and proxy materials. Each Fund will pay a minimum fee of $25,000 for these services and additional fees based on declining percentages of their respective average net assets in excess of $10,000,000. Management believes the fees for these services are comparable to those charged by others who perform such accounting services.

   GROWTH FUND paid FPS for the fiscal years ended June 30, 1994, 1995, and 1996, $45,128, $44,673, and $48,794, respectively.

   ASSET ALLOCATION FUND paid FPS for the fiscal years ended June 30, 1994, 1995, and 1996, $25,089, $25,883, and $28,996, respectively.

   TAX EXEMPT BOND FUND paid FPS for the fiscal years ended June 30, 1994, 1995, and 1996, $29,049, $30,271, and $35,352, respectively.

   MONEY MARKET SERIES paid FPS for the fiscal years ended June 30, 1994, 1995, and 1996, $39,106, $35,458, and $37,196, respectively.

   ADMINISTRATIVE SERVICES
   -----------------------

   The Funds have entered into Administration Agreements with FPS. These Agreements provide that the Administrator shall provide all administrative services to each Fund other than those relating to the investment portfolio of the Funds, the distribution of the Funds and the maintenance of each Fund's financial records. The fees for these services are based on declining percentages of each Fund's average net assets beginning at .0015% of the first $50,000,000 of average net assets, .0010% on the next $50,000,000 of average net assets, and .0005% over $100,000,000 of average net assets. The Funds are, however, required to pay minimum annual administrative fees. The minimum annual fee for GROWTH FUND is $50,000. The minimum annual administrative fee for each of ASSET ALLOCATION FUND, TAX EXEMPT BOND FUND, MONEY MARKET SERIES, and TAXABLE FIXED INCOME SERIES FUND is $10,000.

   For the fiscal year ended June 30, 1996, GROWTH FUND paid $79,358 to FPS for administrative services.

   For the fiscal year ended June 30, 1996, ASSET ALLOCATION FUND paid $10,737 to FPS for administrative services.

   For the fiscal year ended June 30, 1996, TAX EXEMPT BOND FUND paid $19,820 to FPS for administrative services.

   For the fiscal year ended June 30, 1996, MONEY MARKET SERIES paid $42,050 to FPS for administrative services.

   THE CUSTODIAN
   -------------

   IAA Trust Company, 808 IAA Drive, Bloomington, Illinois 61702, serves as Custodian for the Funds and all securities and cash of each Fund will be held by it. None of the Directors, Officers or other employees of the Funds ever have personal possession of any Fund's investments. The Custodian attends to the collection of principal and income, pays and collects all monies for securities bought and sold by each Fund, and performs certain other ministerial duties. These services do not include any managerial or policy making functions of the Funds. The Funds have agreed to pay the Custodian such compensation as may be agreed upon from time to time, but currently the Custodian is voluntarily waiving the receipt of any fees for custodial services.

   INDEPENDENT ACCOUNTANTS
   -----------------------

   The accounting firm of Coopers & Lybrand L.L.P., 2400 Eleven Penn Center, Philadelphia, Pennsylvania, has been designated as Auditors for each Fund. Coopers & Lybrand L.L.P. performs annual audits of each Fund and is periodically called upon to provide accounting and tax advice.

                                    BROKERAGE

   GROWTH FUND, and ASSET ALLOCATION FUND:

   These Funds always seek to effect their respective transactions in buying and selling portfolio securities, acting through a broker as agent or with a dealer as principal so that they can obtain reasonable execution at the most favorable prices. Accordingly, each Fund, through IAA Trust Company, the Investment Adviser, negotiates commission rates in accordance with the reliability and quality of a broker's or dealer's services, the financial condition of the firm and the value and expected contribution of the broker-dealer to the performance of the Fund on a continuing basis. Thus, what a Fund determines to be the most favorable commission price may be higher than the lowest available price. In evaluating the overall reasonableness of brokerage commissions paid, the Fund through its Investment Adviser, maintains an awareness of general practices with regard to commission levels and rates charged by reputable brokerage firms.

   While there is no undertaking or agreement with any broker or dealer to do so, either Fund may, subject to the primary brokerage allocation criterion that a Fund obtain reasonable execution at the most favorable prices, place orders for the purchase or sale of portfolio securities with brokers or dealers who have provided research, statistical, or other financial information to the Fund or its Investment Adviser. Brokerage house research generally provides economic and financial market analysis as well as industry studies and investment analysis of individual companies or entities.

   The primary brokerage allocation criterion of the Funds is that each Fund obtain reasonable execution at the most favorable prices. If two or more brokers or dealers meet this criterion, a Fund may, although there is no undertaking or agreement with any broker or dealer to do so or any specific internal allocation procedure, place orders for the purchase or sale of portfolio securities with brokers or dealers who have provided research, statistical or other financial information to the Fund or its Investment Adviser. Research information obtained from brokers and dealers while servicing the Fund may be used by IAA Trust Company in servicing all of its accounts and, conversely, research information obtained from brokers and dealers while servicing other accounts may be used by IAA Trust Company in servicing the Fund. Further, all research information obtained from brokers and dealers while serving the Fund may not be used by the Fund.

   Over-the-counter transactions are usually placed with a principal market maker unless a better net security price is obtainable elsewhere.

   During the fiscal years ended June 30, 1994, 1995, and 1996, brokerage commissions paid by GROWTH FUND totaled $135,169, $64,267, and $58,079, respectively. No brokerage transactions were allocated to brokers or dealers for the sale of the Fund's shares; such sales are made by FPS Broker Services, Inc. and Country Capital Management Company through their own representatives.

   During the fiscal years ended June 30, 1994, 1995, and 1996, brokerage commissions paid by ASSET ALLOCATION FUND totaled $4,558, $6,980, and $5,540, respectively. No brokerage transactions were allocated to brokers or dealers for the sale of the Fund's shares; such sales are made by FPS Broker Services, Inc. and Country Capital Management Company through their own representatives.

   There may be occasions when portfolio transactions for these Funds are executed as part of concurrent authorizations to purchase or sell the same security for other Funds served by IAA Trust Company. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to a Fund, they are effected only when a Fund, acting on the advice of IAA Trust Company, believes that to do so is in the interest of such Fund. When such concurrent authorizations occur, the executions will be allocated in an equitable manner.

   TAX EXEMPT BOND FUND, SHORT-TERM GOVERNMENT BOND SERIES, and LONG-TERM BOND
   SERIES:

   This Fund always seeks to effect its transactions in buying and selling portfolio securities, acting through a broker as agent or with a dealer as principal so that it can obtain reasonable execution at the most favorable prices. Accordingly, TAX EXEMPT BOND FUND, through IAA Trust Company, its Investment Adviser, negotiates commission rates in accordance with the reliability and quality of a broker's or dealer's services, the financial condition of the firm and the value and expected contribution of the broker-dealer to the performance of the Fund on a continuing basis. Thus, what TAX EXEMPT BOND FUND determines to be the most favorable commission price may be higher than the lowest available price. In evaluating the overall reasonableness of brokerage commissions paid, TAX EXEMPT BOND FUND through its Investment Adviser, maintains an awareness of general practices with regard to commission levels and rates charged by reputable brokerage firms.

   The primary brokerage allocation criterion of each Fund is that the Fund obtain reasonable execution at the most favorable prices. If two or more brokers or dealers meet this criterion, the Fund may, although there is no undertaking or agreement with any broker or dealer to do so or any specific internal allocation procedure, place orders for the purchase or sale of portfolio securities with brokers or dealers who have provided research, statistical or other financial information to the Fund or its Investment Adviser. Brokerage house research generally provides economic and financial market analysis as well as industry studies and investment analysis of individual companies or entities.

   It is the opinion of the Investment Adviser that the furnishing of research, statistical, and other financial information to either the Fund or the Investment Adviser by brokers and dealers will not materially reduce the cost to the Investment Adviser of fulfilling the terms of its advisory contract with the Fund because the Investment Adviser must review and analyze such information along with all other information available to it. Research information obtained from brokers and dealers while servicing the Fund may be used by IAA Trust Company in servicing all of its accounts and, conversely, research information obtained from brokers and dealers while servicing other accounts may be used by IAA Trust Company in servicing each Fund. Further, all research information obtained from brokers and dealers while serving the Fund may not be used by the Fund. During the fiscal years ended June 30, 1994, 1995, and 1996, all transactions for TAX EXEMPT BOND FUND were placed with a principal market dealer. No commissions as such are paid on transactions with the principal market dealer as the asked price on such transactions usually includes an allowance for such compensation.

   No brokerage transactions are allocated to brokers or dealers for the sale of the Fund's shares; such sales are made by FPS Broker Services, Inc. and Country Capital Management Company through their own representatives.

   There may be occasions when portfolio transactions for this Fund are executed as part of concurrent authorizations to purchase or sell the same security for other Funds served by IAA Trust Company. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to a Fund, they are effected only when a Fund, acting on the advice of IAA Trust Company, believes that to do so is in the interest of such Fund. When such concurrent authorizations occur, the executions will be allocated in an equitable manner.

   MONEY MARKET SERIES:

   This Fund, acting on recommendations received from its Investment Adviser, IAA Trust Company, expects that purchases and sales of portfolio securities usually will be principal transactions. Portfolio securities will normally be purchased directly from the issuer or from an underwriter or a market maker for the securities. Usually, no brokerage commissions will be paid on such purchases. Purchases from underwriters of portfolio securities will include a concession paid by the issuer to the underwriter and the purchase price paid to market makers for money market instruments may include the spread between the bid and asked price.

   The primary consideration in the allocation of portfolio transactions will be prompt and effective execution of orders at the most favorable price. If two or more brokers or dealers meet this criterion, the Fund may, although there is no undertaking or agreement with any broker or dealer to do so or any specific internal allocation procedure, place orders for the purchase or sale of portfolio securities with brokers or dealers who have provided research, statistical, or other financial information to the Fund or its investment adviser. Brokerage house research generally provides economic and financial market analysis as well as industry studies and investment analysis of individual companies or entities. Such information is of the kind generally supplied by broker-dealers to their customers without obligation. This information may be used by IAA Trust Company to supplement its own research and analysis. Although it is not possible to place a dollar value on this information, it is the opinion of IAA Trust Company that the receipt and study of such information does not reduce its expenses. Research information obtained from brokers and dealers while servicing the Fund may be used by IAA Trust Company in servicing all of its accounts and, conversely, research information obtained from brokers and dealers while servicing other accounts may be used by IAA Trust Company in servicing the Fund. Further, not all research information obtained from brokers and dealers while servicing the Fund may be used by the Fund.

   During the fiscal years ended June 30, 1994, 1995, and 1996, MONEY MARKET SERIES incurred no brokerage commissions.

   There may be occasions when portfolio transactions for this Series are executed as part of concurrent authorizations to purchase or sell the same security for other Funds served by IAA Trust Company. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to a Series, they are effected only when a Series, acting on the advice of IAA Trust Company, believes that to do so is in the interest of such Series. When such concurrent authorizations occur, the executions will be allocated in an equitable manner.

             PURCHASES, REDEMPTIONS, AND PRICING OF FUND SECURITIES

   For the method followed by the Funds in determining the total offering price at which each Fund's securities are offered to the public and the method used to value each Fund's assets, see sections titled "HOW TO BUY SHARES", "SPECIAL PLANS AND OTHER PURCHASE INFORMATION", "HOW THE VALUE OF YOUR SHARES IS DETERMINED", and "HOW TO REDEEM YOUR SHARES" in the Funds' Prospectus. See the following for additional information on various special Plans the Funds offer to investors.

   EXCHANGE PRIVILEGES
   -------------------

   A shareholder may exchange his/her shares of one IAA Trust Fund or Series for shares of another IAA Trust Fund or Series on the basis of the relative net asset values per share of each Fund at the time of the exchange. When shares of one Fund or Series are exchanged for shares of another Fund or Series, the minimum investment requirement of such other Fund or Series must be met. The two ways to exchange shares, by mail and by telephone, are discussed below.

   BY MAIL: The exchange can be made by forwarding a written request signed by the registered shareholder(s) and returning any outstanding certificates needed to effect the exchange to FPS Broker Services, Inc. ("FPSB"), c/o Fund Plan Services, Inc., 3200 Horizon Drive, P.O. Box 61503, King of Prussia, Pennsylvania 19406-0903.

   BY TELEPHONE: You may make the exchange by telephone provided that: (1) you have elected the Telephone Exchange option on the initial application or have authorized this option after your initial purchase; (2) the registration of the accounts will be identical; and (3) the shares to be exchanged are not in certificate form. You can call toll-free 1 (800) 245-2100 on any business day. All telephone conversations with FPSB will be recorded. Neither the Funds, Country Capital Management Company, or FPSB will be responsible for the authenticity of the exchange instructions received by telephone.

   An exchange is effected by redemption of shares of one Fund or Series and the issuance of shares of the other Fund or Series selected, and only after delivery of the current Prospectus. With respect to an exchange among GROWTH FUND, ASSET ALLOCATION FUND, TAX EXEMPT BOND FUND, SHORT-TERM GOVERNMENT BOND SERIES, and LONG-TERM BOND SERIES, a capital gain or loss for Federal income tax purposes will be realized upon the exchange, depending upon the cost or other basis of the shares redeemed. With respect to the MONEY MARKET SERIES, assuming such Series maintains its share value at $1.00 per share, an exchange of this Series' shares for shares of another IAA Trust Fund or Series should not create a Federal income tax incident, except for the establishment of a new holding period.

   RETIREMENT PLANS
   ----------------

   IAA Trust Company sponsors a prototype Defined Contribution Plan which has been approved by the Internal Revenue Service and which meets the requirement of the Tax Reform Act of 1986, as amended. This Plan can invest in shares of GROWTH FUND, ASSET ALLOCATION FUND, MONEY MARKET SERIES, SHORT-TERM GOVERNMENT BOND SERIES, or LONG-TERM BOND SERIES. Contributions to the Plan of up to $30,000 or 25% of earned income, whichever is the lesser, may be made each year and subtracted from gross income at tax time. Please note that the tax laws with respect to retirement accounts are being amended with changes that will become effective in 1997.

   For individuals eligible to establish an Individual Retirement Account (IRA), IAA Trust Company sponsors a prototype individual retirement Plan which has been approved by the Internal Revenue Service. An individual may be able to deduct contributions made to such a Plan up to an annual amount of $2,000 or 100% of compensation, whichever is less. The deductibility of contributions to an IRA by taxpayers who are participants in an employer's retirement plan is determined by the amount of taxpayer's adjusted gross income. If a joint tax return is filed, a married person whose spouse is not employed may contribute up to $2,250 annually to be divided in any manner between the individual's IRA and the IRA established for the nonworking spouse so long as no more than $2,000 is contributed in any one year to either IRA. The deductibility of contributions to an IRA by taxpayers who are active participants in an employer's retirement plan is determined by the amount of the taxpayer's adjusted gross income. "Rollover contributions" from certain other tax-qualified plans may also be made to this Plan. Possible penalties may be imposed for excess IRA contributions, premature withdrawals or insufficient distributions after age 70 1/2.


   An investor considering either the Defined Contribution Plan or the IRA Plan should consult with his or her attorney with respect to Plan requirements and tax implications. Other information relating to eligibility and service fees may be obtained by reading the prototype Plans and, in the case of the IRA, by reading the disclosure statement which the IRA requires to be furnished to individuals who are considering the adoption of an IRA.

   For more information about these Plans, contact IAA Trust Company, 808 IAA Drive, Bloomington, Illinois 61702 or call toll-free 1 (800) 422-8261.

   AUTOMATIC INVESTING
   -------------------

   A shareholder may authorize Systematic Investing through automatic withdrawals from his/her bank accounts.

   SYSTEMATIC WITHDRAWAL PLAN
   --------------------------

   Shareholders who purchase or already own $5,000 or more of any Fund's shares, valued at the current public offering price, and who wish to receive periodic payments may establish a Systematic Withdrawal Plan by completing an application provided by FPSB for this purpose. Such planholders will receive monthly, quarterly or annual checks in the amount they designate. While no particular withdrawal amount is necessarily recommended, the minimum is $25. The amount of payment may be changed at any time. Dividends and capital gains distributions on a Fund's shares in the Plan are automatically reinvested in additional shares at net asset value, without a sales charge. All certificates for shares deposited under this Plan must be surrendered and no certificates will be issued unless the Plan is terminated. Payments are made from the proceeds derived from the redemption of Fund shares owned by the planholder. With respect to GROWTH FUND, ASSET ALLOCATION FUND, TAX EXEMPT BOND FUND, SHORT-TERM GOVERNMENT BOND SERIES, and LONG-TERM BOND SERIES, each redemption of shares may result in a gain or loss which is reportable by the investor on his income tax return.

   Redemptions required for payments may reduce or use up the planholder's investment, depending upon the size of payment and market fluctuations, if applicable. Accordingly, Plan payments cannot be considered as yield or income on the investment. Additional purchases may be made under the Systematic Withdrawal Plan in amounts of $5,000 or more.

   FPS Services, Inc., ("FPS") as agent for the shareholder, may make a charge for services rendered beyond those normally assumed by the Funds. No such charge is currently assessed, but such a charge may be instituted by FPS upon notice in writing to shareholders. This Plan may be terminated at any time without penalty upon written notice by the shareholder, by the Funds, or by FPS.

                            UNDERWRITER COMPENSATION

   Shares of the Funds are continuously offered to the public through FPS Broker Services, Inc. ("FPSB").

   Currently, out of commissions to be received, FPSB has agreed to pay all expenses incident to the distribution of shares. If commissions are not sufficient to pay these expenses, FPSB will look to the Funds' Investment Adviser for reimbursement. For the fiscal year ended June 30, 1996, FPSB received no underwriting fees.

   For additional information, see "DISTRIBUTION OF THE FUNDS' SHARES" in the Funds' Prospectus.

                       INVESTMENT PERFORMANCE INFORMATION

   From time to time, the Funds advertise their various respective performance measures, such as: 7- or 30-day yield; tax-equivalent yield; total percentage increase; and total return. Performance will vary and the results shown herein and in the Funds' Prospectus are historical information and will not be representative of future results. Factors affecting the Funds' performance include general market conditions, operating expenses, and portfolio management. No adjustment has been made for taxes payable on dividends and distributions.

   TOTAL PERCENTAGE INCREASE
   -------------------------

   Total percentage increase is calculated for the specified periods of time by assuming a hypothetical investment of $1,000 in a Fund's shares. Each dividend or other distribution is treated as having been reinvested at net asset value on the reinvestment date. The percentage increases stated are the percent that an original investment would have increased during the applicable period.

   TOTAL RETURN CALCULATIONS
   -------------------------

   With respect to GROWTH FUND, ASSET ALLOCATION FUND, TAX EXEMPT BOND FUND, LONG-TERM GOVERNMENT BOND SERIES, and SHORT-TERM BOND SERIES, the Funds and Series that compute their average annual total returns do so by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

   Average Annual Total Return  =  left( ERV over P right) sup {1/n} - 1

                Where:      ERV   = ending redeemable value at the end of the
                                    period covered by the computation of a
                                    hypothetical $1,000 payment made at the
                                    beginning of the period.

                            P     = hypothetical initial payment of $1,000.

                            n     = period covered by the computation, expressed
                                    in terms of years.

   The Funds and Series that compute their aggregate total returns over a specified period do so by determining the aggregate compounded rate of return during such specified period that likewise equates over a specified period the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

         Aggregate Total Return = (ERV) over P - 1

                   Where:   ERV      = ending redeemable value at the end of the
                                       period covered by the computation of a
                                       hypothetical $1,000 payment made at the
                                       beginning of the period.

                            P        = hypothetical initial payment of $1,000.

   The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. Such calculations are not necessarily indicative of future results and do not take into account Federal, state and local taxes that shareholders must pay on a current basis.

   Since performance will fluctuate, performance data for the Funds and Series should not be used to compare an investment in a Fund's or Series' shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses and market conditions.

   30-DAY YIELD CALCULATIONS
   -------------------------

   With respect to ASSET ALLOCATION FUND, TAX EXEMPT BOND FUND, LONG-TERM GOVERNMENT BOND SERIES, and SHORT-TERM BOND SERIES, the yield of each of these Funds or Series is calculated by dividing the net investment income per share (as described below) earned by the Fund or Series during a 30-day (or one month) period by the maximum offering price per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. A Fund's or Series' net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements.

   This calculation can be expressed as follows:

                        YIELD =  2  [ ( a - b  + 1) - 1  ]
                                       -------
                                         cd

               Where:   a =    dividends and interest earned during the period.

                        b = expenses accrued for the period (net of reimbursements).

                        c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

                        d = maximum offering price per share on the last day of the period.

   For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Fund or Series is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the Fund or Series. Except as noted below, interest earned on any debt obligations held by a Fund or Series is calculated by computing the yield to maturity of each obligation held by that Fund or Series based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by that Fund or Series. For purposes of this calculation, it is assumed that each month contains thirty days. The date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

   Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by a Fund or Series to all shareholder accounts in proportion to the length of the base period and the Fund's or Series' mean (or median) account size. Undeclared earned income will be subtracted from the offering price per capital share (variable "d" in the formula).

   With respect to TAX EXEMPT BOND FUND, interest earned on tax-exempt obligations that are issued without original issue discount and have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that exceed the then-remaining portion of the original discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that are less than the then-remaining portion of the original discount (market premium), the yield to maturity is based on the market value.

   With regard to mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("pay-downs"): (I) gain or loss attributable to actual monthly pay-downs are accounted for as an increase or decrease to interest income during the period; and (ii) a Fund may elect either (a) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average date is not available or (b) not to amortize discount or premium on the remaining security.

   TAX-EQUIVALENT YIELD CALCULATIONS
   ---------------------------------

   With respect to TAX EXEMPT BOND FUND, the "tax-equivalent yield" of this Fund is computed by (a) dividing the portion of the yield (calculated as above) that is exempt from Federal income tax by one minus a stated Federal income tax rate and (b) adding to that figure to that portion, if any, of the yield that is not exempt from Federal income tax.

   The tax equivalent yield reflects the taxable yield that an investor at the highest marginal Federal income tax rate would have to receive to equal the primarily tax-exempt yield from the Fund. Before investing in a tax-exempt fund, you may want to determine which investment -- tax-free or taxable -- will result in a higher after-tax yield. To do this, divide the yield on the tax-free investment by the decimal determined by subtracting from 1 the highest Federal tax rate you pay. For example, if the tax-free yield is 5% and your maximum tax bracket is 36%, the computation is:

   5% Tax-Free Yield - (1/.36 Tax Rate) = 5%/.64% = 7.8125% Tax Equivalent Yield

   In this example, your after-tax return would be higher from the 5% tax-free investment if available taxable yields are below 7.8125%. Conversely, the taxable investment would provide a higher yield when taxable yields exceed 7.8125%.

   7-DAY YIELD CALCULATIONS
   ------------------------

   MONEY MARKET SERIES' standard yield quotations as they appear in reports and other material distributed by the Series or by Country Capital Management Company are calculated by a standard method prescribed by rules of the Securities and Exchange Commission. The yield of this Series for a 7-day period (the "base period") will be computed by determining the net change in value (calculated as set forth below) of a hypothetical account having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7 with the resulting yield figure carried to the nearest hundredth of one percent.

   Net changes in value of a hypothetical account will include the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, but will not include realized gains or losses or unrealized appreciation or depreciation on portfolio investments.

   The effective yield is computed by compounding the unannualized base period return by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result, according to the following formula:

     Effective Yield = [(base period return + 1)to the 365/7 power]-1

   GROWTH FUND:

   This Fund's net asset value and return will fluctuate. Please note the differences and similarities between the investments which the Fund may purchase for its portfolio and the investments measured by the index which is described in the Prospectus. Please refer to the Prospectus for specific information.

   ASSET ALLOCATION FUND:

   This Fund's net asset value, return, and yield will fluctuate. The Fund's yield for the thirty days ended June 30, 1996 was 2.62%. Yield differs from total return in that it only considers current income and does not take into account gains or losses on securities held by the Fund. Please refer to the Prospectus for specific information.

   TAX EXEMPT BOND FUND:

   This Fund's net asset value, return, and yield will fluctuate. The Fund's yield for the thirty days ended June 30, 1996 was 4.25%. Yield differs from total return in that it only considers current income and does not take into account gains or losses on securities held by the Fund. Please refer to the Prospectus for specific information.

   The above yield results in a tax-equivalent yield of 6.64% for the thirty days ended June 30, 1996.

   MONEY MARKET SERIES:

   The yield and effective yield of this Series will vary in response to fluctuations in interest rates and in the expenses of the Fund. For the seven days ended June 30, 1996 the Fund's annualized standard (cash) yield was 4.49% and its annualized effective (compound) yield was 4.59%. For comparative purposes, the current and effective yields should be compared to current and effective yields offered by competing financial institutions for the same base period and calculated by the methods described above.

                REPORTS TO SHAREHOLDERS AND FINANCIAL STATEMENTS

   REPORTS TO SHAREHOLDERS
   -----------------------

   Shareholders will receive unaudited semi-annual reports describing the Funds' investment operations and annual financial statements audited by independent certified public accountants.

   FINANCIAL STATEMENTS
   --------------------


   The Funds' financial statements, including the notes thereto, dated as of June 30, 1996, which have been audited by Coopers & Lybrand L.L.P., are included with this Statement of Additional Information.

   For SHORT-TERM GOVERNMENT BOND SERIES and LONG-TERM BOND SERIES, the unaudited, interim financial statements, including the notes thereto, dated as of April 30, 1997, are included with this Statement of Additional Information.

               APPENDIX "A" -- DESCRIPTIONS OF SECURITIES RATINGS


   COMMERCIAL PAPER RATINGS
   ------------------------

      MOODY'S INVESTORS SERVICE, INC.: "PRIME-1" and "PRIME-2" are Moody's two highest commercial paper rating categories. Moody's evaluates the salient features that affect a commercial paper issuer's financial and competitive position. The appraisal includes, but is not limited to the review of such factors as:

          1.   Quality of management.
          2.   Industry strengths and risks.
          3.   Vulnerability to business cycles.
          4.   Competitive position.
          5.   Liquidity measurements.
          6.   Debt structures.
          7.   Operating trends and access to capital markets.

      Differing degrees of weight are applied to the above factors as deemed appropriate for individual situations.

      STANDARD & POOR'S CORPORATION: "A-1" and "A-2" are S&P's two highest commercial paper rating categories and issuers rated in these categories have the following characteristics:

          1.   Liquidity ratios are adequate to meet cash requirements.
          2.   Long-term senior debt is rated "A" or better.
          3. The issuer has access to at least two additional channels of borrowing.
          4. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances.
          5. Typically, the issuer is in a strong position in a well-established industry or industries.
          6.   The reliability and quality of management is unquestioned.

      Relative strength or weakness of the above characteristics determine whether an issuer's paper is rated "A-1" or "A-2". Additionally, within the "A-1" designation, those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) rating category.

   BOND RATINGS
   ------------

      STANDARD AND POOR'S CORPORATION: An S&P bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific debt obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

      The bond ratings are not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

      The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform any audit in connection with any ratings and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

      The ratings are based, in varying degrees, on the following considerations:

        I. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;
       II.   Nature of and provisions of the obligation;
      III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.

   The four highest bond ratings of S&P and their meanings are:

         "AAA" Bonds rated "AAA" have the highest rating assigned by S&P to a ----- debt obligation. Capacity to pay interest and repay principal is extremely strong.

          "AA" Bonds rated "AA" have a very strong capacity to pay interest and ---- repay principal and differ from the highest rated issues only in small degree.

           "A" Bonds rated "A" have a strong capacity to pay interest and repay --- principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

         "BBB" Bonds rated "BBB" are regarded as having an adequate capacity to ----- pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

   Plus (+) or Minus (-): The ratings from "AA" to "BB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

   PROVISIONAL RATINGS The letter "p" indicates that the rating is provisional. A provisional ratings assumes the successful completion of the project being financed by the bonds being rated and indicate that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgement with respect to such likelihood and risk.

   Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A", and "BBB", commonly known as "Investment Grade" ratings) are generally regarded as eligible for bank investment.

   MOODY'S INVESTORS SERVICE, INC.: The four highest ratings of Moody's and their meanings are:

         "Aaa"  Bonds which are rated "Aaa" are judged to be of the best
         ----- quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          "Aa" Bonds which are rated "Aa" are judged to be of high quality by ---- all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower then the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

           "A" Bonds which are rated "A" possess many favorable investment --- attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         "Baa" Bonds which are rated "Baa" are considered as medium grade ----- obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   DESCRIPTIONS OF SHORT-TERM INSTRUMENTS
   --------------------------------------

      OBLIGATIONS OF THE U.S. GOVERNMENT, ITS AGENCIES AND INSTRUMENTALITIES:

          Securities issued or guaranteed by the U.S. Government include a variety of Treasury securities, which differ only in their interest rate, maturity and date of issuance. Treasury bills have a maturity of one year or less. Treasury notes have a maturity of one to ten years and Treasury bonds generally have maturities of greater than ten years at the date of issuance. Some obligations of U.S. Government agencies and instrumentalities such as Treasury bills and Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as securities of Federal Loan Banks, have the right of the issuer to borrow from the Treasury; and still others, such as bonds issued by Federal National Mortgage Association, a private corporation, are supported only by the credit of the instrumentalities. No assurance can be given that the U.S. Government would provide financial support to U.S. Government instrumentalities as it is not obligated to do so by law.

      CERTIFICATES OF DEPOSIT:

          In essence, a certificate of deposit is a negotiable receipt issued by a bank or savings and loan association in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate.

      BANKERS' ACCEPTANCES:

          A bankers' acceptance generally arises from a short-term credit arrangement designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by the bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date.

      COMMERCIAL PAPER:

          Commercial paper is generally defined as unsecured short-term notes issued in bearer form by large, well-known corporations and finance companies. Maturities on commercial paper range from a few days to nine months.

      REPURCHASE AGREEMENTS:

          Repurchase agreements are transactions in which a Fund purchases a security (usually a U.S. Government obligation) and simultaneously obtains the commitment of the seller (a member bank of the Federal Reserve System) to repurchase the security at an agreed upon price on an agreed upon date usually not more than seven days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. Such transactions afford an opportunity for a Fund to earn a return on cash which is only temporarily available. The Fund's risk is limited to the ability of the seller to pay the agreed upon sum upon the delivery date, but the seller's obligation is in effect secured by the value of the underlying security. With respect to MONEY MARKET SERIES, repurchase agreements of over seven day's duration will not be more than 10% of the assets of such Fund.

   FOREIGN SECURITIES RISKS
   ------------------------

      Foreign securities involve investment risk in addition to those of domestic obligations of domestic issuers, including the possibility that: liquidity can be impaired because of future political and economic developments; the obligations may be less marketable than comparable domestic obligations of domestic issuers; a foreign jurisdiction might impose withholding taxes or interest income payable on these obligations; deposits may be seized or nationalized; foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations; the selection of foreign bank obligations might be more difficult because there may be less publicly available information concerning foreign banks; there may be difficulties in obtaining or enforcing a judgement against a foreign bank; or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not subject to examination by any U.S. Government agency or instrumentality.

  ~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~

         APPENDIX "B": Audited Financial Statements dated June 30, 1996

                          IAA TRUST GROWTH FUNDS, INC.
                      IAA TRUST ASSET ALLOCATION FUND, INC.
                      IAA TRUST TAX EXEMPT BOND FUND, INC.
                          IAA TRUST MONEY MARKET SERIES

  ~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~

June 30,1996
Dear Shareholder:

                          IAA TRUST GROWTH FUND, INC.
The net asset value of the Fund on June 30, 1996 was $18.88.

                            (WITHOUT SALES CHARGES)

     1 YEAR                  5 YEARS                     10 YEARS
     ------                  -------                     --------
     21.51%                   11.83%                       10.65%
                    (CURRENT MAXIMUM SALES CHARGES DEDUCTED)
     17.88%                   11.14%                       10.31%

These returns assume all dividends and capital gains distributions were reinvested and the maximum sales charge was applied on initial investments.

         The first half of calendar 1996 saw stocks continuing to advance despite rising interest rates. For the six month period ended June 30, 1996, the S&P 500 had a total return of 10.07% and 25.80% for the 12 month period. The IAA Growth Fund had total returns of 10.54% and 21.51%, respectively. According to Lipper, the average growth fund posted returns of 10.08% and 22.20% over the same periods.

         The rise in interest rates that began in mid-February continued during the second quarter as the level of the 30-year Treasury Notes rose from about 6.2% in March to over 7% at the end of June. These same bonds yielded about 5.2% at the end of 1995. Stronger than expected employment gains and retail sales have caused many market pundits to assume the economy is much more robust than they had originally thought. The strong economy could bring about an upsurge in inflation which, in turn, could force the Federal Reserve to raise interest rates. As recently as last week, the Federal Open Market Committee of the Federal Reserve decided to leave interest rates unchanged because they felt that the economy was not overheating. On July 5, 1996 employment reports showed much stronger growth than anyone had anticipated. Bond prices declined sharply, reflecting investor concern that the Fed had missed its chance to raise interest rates.

         The prospect that rates will be raised soon has forced investors to lessen their hopes for expanded price earnings ratios. If interest rates stay at current levels or go higher, a correction of around 15% would not be unreasonable.

         Cash has been pouring into mutual funds at more than double the pace of last year with investors looking for returns similar to those reaped in 1995. The level of new issues, also known as "initial public offerings" or "IPOs," has also increased to new records. IPOs are absorbing vast amounts of cash that might otherwise be used to purchase existing stocks. Many are low-quality companies with no earnings and poor prospects of such anytime soon. Investors are still buying them in hope of a quick gain.

         We started this year with about 15% cash in the portfolio. The cash was worked down during the past six months by increasing sector weightings in Health, Basic Industry, and Consumer Staples. We also had sharp advances in several of our holdings and took partial profits to reposition ourselves in issues that we felt had better appreciation potential. At the end of the period, our cash holdings were almost 15% again. We are comfortable holding some cash reserves in view of what we foresee in the near future.

                     IAA TRUST ASSET ALLOCATION FUND, INC.

The annualized total returns for the Fund for the period ended June 30, 1996, were as follows:


                            (WITHOUT SALES CHARGES)
         1 YEAR                     5 YEARS                   10 YEARS
         ------                     -------                   --------
         14.74%                     10.49%                      8.90%
                    (CURRENT MAXIMUM SALES CHARGES DEDUCTED)
         11.30%                      9.83%                      8.57%

During the past year, the U.S. economy has been consistent only in confounding most forecasters. During the second half of calendar year 1995, the economy showed unexpected weakness. This was followed by unexpected strength in the first half of 1996. The bond market was turbulent in reaction to the economic surprises. The stock market however, showed remarkable strength in the face of economic uncertainty and bond market instability.

         The stock market's strength was largely due to record money flows into mutual funds. Strong profits also supported the market's rise. Interest rates, whose decline has acted as a tailwind in propelling the stock market higher in the second half of 1995, (as well as since the bull market began in 1982) reversed direction in 1996 and began acting as a drag on stock market momentum.

         The stock market is facing a precarious situation. The market's rise has been based on falling interest rates, rising corporate profits and record mutual fund money flows. Interest rates have stopped falling and corporate profit growth has slowed (particularly in the technology area). This has left the market supported solely by rising mutual fund money flows. Recent data indicate that this final pillar of support for the bull market may be breaking down as mutual fund flows (although still strong) declined significantly in June.

         The recent rise in interest rates has made bonds a more attractive investment. Inflation remains moderate despite the strength in the U.S. economy. Should inflation begin to accelerate, we believe that the Federal Reserve would likely tighten monetary policy. We have increased the Fund's allocation on bonds to 41% from 35% a year ago. The Fund's equity weighting has remained relatively stable at 53% (vs. 52% a year ago) and cash has declined to 6% from 13%. Based on our increasing concern regarding stock prices, we will look to decrease the Fund's equity weighting while redeploying the assets in bonds and cash.

         Over the past year, your Fund returned 14.74%. This slightly lagged the Lipper Balanced Fund Index return of 15.52% due to a more conservative equity weighting as well as a higher than average bond duration during the first quarter of 1996. We expect the Fund's more conservative stock allocation and extended bond duration to bolster returns in the coming year.

                      IAA TRUST TAX EXEMPT BOND FUND, INC.

The annualized total returns for the Fund for the period ended June 30, 1996, were as follows:


                            (WITHOUT SALES CHARGES)
         1 YEAR                    5 YEARS                  10 YEARS
         ------                    -------                  --------
          5.30%                     5.95%                     6.70%
                    (CURRENT MAXIMUM SALES CHARGES DEDUCTED)
          2.12%                     5.31%                     6.37%

These returns assume all dividends and capital gains distributions were reinvested and the maximum sales charge was applied on initial investments. Although the Fund's income is exempt from Federal income tax, it may be subject to state income taxation.

         The general interest rate decline of 1995 reversed itself in 1996, due to increasing signs of economic growth. This reversal moved the Bond Buyer 20 Index from a yield of 5.97% this time last year, to a low of 5.33% mid-year, back to 5.97% as of June 27, 1996. The good news for some investors is that municipal bonds have outperformed the treasury market over the past year. Several factors influenced this performance. They include a diminishing supply picture coupled with a resurgence of retail and institutional interest in higher-yielding tax-exempts. Additionally, fears of major tax reform which plagued the market for much of 1995 have abated.

         Our decision to maintain the portfolio's duration at approximately the same level it was this time last year benefited the Fund versus other funds as interest rates declined in 1995. However, as interest rates rose during 1996, the duration position did not help the Fund performance as reflected in the Fund's total return for the year of 5.30%. In comparison, the Lehman Brothers Municipal Bond Index had a total return of 6.64%. The Lehman Index has a higher return because it contains an unmanaged list of long-term investment-grade tax-exempt bonds. The Index does not take into account brokerage commissions or other costs, may include bonds different from those in the Fund, and may pose different risks than the Fund.

         Going forward, a key determinant of the direction interest rates will take over the course of the year will be the Federal Reserve's stance on controlling inflation. Near-term economic indicators, including the Employment Cost Index, second quarter GDP, and the next National Association of Purchasing Managers survey will be key factors influencing the Fed's next moves. Municipal bonds will continue to be influenced by the political debate on tax-reform as we move closer to national elections. With this in mind, we will continue our strategy of investing in high-quality bonds, while seeking the best possible return.

                IAA TRUST TAXABLE FIXED INCOME SERIES FUND, INC.
                              MONEY MARKET SERIES

         On January 31, the Federal Reserve's policy-making board lowered short-term interest rates by 25 basis points. Markets remained quiet until the March 8 news that February's employment was unexpectedly high. The Federal Reserve has since left rates alone. However, a surprising June report stated that twice as many jobs were added as economists expected. That report has left investors wondering when the Federal Reserve will raise rates.

         Fixed income investors have anticipated the effects of inflation by demanding higher rates to compensate for the value that inflation might erode. These higher rates can slow the economy, since higher borrowing costs tend to discourage spending. Recently, this slowing effect was named, "opportunistic disinflation." The theory suggests that when inflation is low, but above the Federal Reserve's target, its policy should be to wait for a recession to help cool the economy. Taken to this extreme, the theory seems to ignore the lagged effects of monetary policy. Low unemployment and low inventory levels are a troubling combination in an era when re-engineered companies have little room to cut costs and the freedom to raise prices. We do not expect sustained inflation since Federal Reserve Chairman Alan Greenspan is still an inflation hawk and understands the lagged effect of his policies. We will shorten the average maturity of the Fund to take advantage of the higher rates that will prevail if the Federal Reserve takes action.

         The average maturity of the Fund increased from 35 days on December 29, 1995 to 45 days on June 30, 1996. During the same period, the seven-day average yield decreased from 4.93% to 4.49%. The decrease in yield is largely due to the decreased supply of higher-quality, short-term instruments. This is the result of corporations trying to lock in lower borrowing costs by issuing longer term debt. As longer term rates have risen, this trend has begun to reverse.

                                        Sincerely,

                                     Ronald R. Warfield
                                         President

IAA TRUST MUTUAL FUNDS - PORTFOLIO HIGHLIGHTS

--------------------------------------------------------------------------------
     IAA TRUST GROWTH FUND, INC.
         PORTFOLIO CHANGES For the Year Ended June 30, 1996

         MAJOR PURCHASES                                 MAJOR SALES
         Department 56, Inc. (1)                         Sun Microsystems, Inc.
         SmithKline Beecham PLC, ADR (1)                 Cisco Systems (2)
         Vishay Intertechnology, Inc. (1)                Acclaim Entertainment, Inc. (2)
         Phillips Electronics. N.V. (1)                  Pep Boys (2)
         Wellman, Inc. (1)                               Toys-R-Us, Inc. (2)
         Procter & Gamble Co. (1)                        Intel Corp.
         Microsoft Corp. (1)                             Rubbermaid, Inc.(2)
         International Business Machines Corp. (1)       VeriFone, Inc. (2)
         Ivax Corp. (1)                                  Minnesota Mining & Mfg. (2)
         (1) New Holdings                                (2) Deletions

TEN LARGEST HOLDINGS June 30, 1996

                                                              PERCENT
                                                VALUE         AT FUND
                                                -----         -------
         General Electric Co. ............  $ 2,768,000         3.27%
         Motorola, Inc. ..................    2,515,000         2.97
         Intel Corp. .....................    2,350,000         2.77
         Green Tree Financial Corp. ......    2,250,000         2.65
         MBNA Corp. ......................    2,137,500         2.52
         Travelers, Inc. .................    2,053,125         2.42
         Hewlett-Packard Co. .............    1,992,500         2.35
         GTE Corp. .......................    1,969,000         2.32
         Royal Dutch Petroleum Co., ADR...    1,968,000         2.32
         DPL, Inc. .......................    1,828,125         2.15
                                            -----------        -----
                                            $21,831,250        25.74%
                                            ===========        =====

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     IAA TRUST ASSET ALLOCATION FUND, INC.

         PORTFOLIO CHANGES For the Year Ended June 30, 1996

         MAJOR PURCHASES                                                   MAJOR SALES
         Tennessee Valley Authority, 5.980%, 04/01/36 (1)                  United State Treasury Notes (2)
         Federal Home Loan Mortgage Corp., 6.500%, 06/15/06 (1)                 4.750%, 2/15/97
         Chemical Master Credit Card Trust, 5.980%, 09/15/08 (1)           Sun Microsystems, Inc. (2)
         Federal National Mortgage Assn. Notes, 7.060%, 11/02/05(1)        Chesapeake & Potomac Telephone
         United States Treasury Notes, 6.875%, 05/15/06(1)                 Wolverine World Wide (2)
                                                                           Xerox Corp. (2)
                                                                           Caterpiller, Inc. (2)
         (1) New Holdings                                                  (2) Deletions

         TEN LARGEST HOLDINGS June 30, 1996

                                                                                                 PERCENT
                                                                                     VALUE       OF FUND
                                                                                 -----------   ----------
         Tennessee Valley Authority, 5.980%, 04/01/36 .......................    $   498,125      4.94%
         International American Devel. Bank, 8.875%, 06/01/09................        229,750      2.28
         Bell of Pennsylvania, Putable Debentures, 8.350%, 12/15/30..........        229,250      2.27
         United States Treasury Notes, 7.250%, 05/15/04......................        207,364      2.06
         United States Treasury Notes, 5.875%, 03/31/99......................        198,158      1.96
         Federal Home Loan Mortgage Corp., 6.500%, 06/15/06.................         197,500      1.96
         Discover Credit Card Trust, 6.750%, 02/16/02.......................         196,250      1.95
         Federal National Mortgage Association, 7.060%, 11/02/05............         193,000      1.91
         Chemical Master Credit Card Trust, 5.980%, 09/15/08................         185,065      1.84
         Procter & Gamble Co. ..............................................         181,250      1.80
                                                                                 -----------     -----
                                                                                 $ 2,315,712     22.97%
                                                                                 ===========     =====

--------------------------------------------------------------------------------

IAA Trust Mutual Funds - Portfolio Highlights

--------------------------------------------------------------------------------
     IAA TRUST TAX EXEMPT BOND FUND, INC.
         PORTFOLIO CHANGES For the Year Ended June 30, 1996

         MAJOR PURCHASES                                               MAJOR SALES
         Texas A & M University Revenues Fin. System (1)               Kaukauna Wisconsin Electric (2)
           5.375%, 05/15/14                                              7.250%, 12/15/08
         Denver, Colorado City & County (1)                            DuPage Water Commission, Illinois (2)
           5.000%, 10/01/10                                              5.750%, 03/01/11
         Fresno, California                                            Massachusetts Bay Transit Authority (2)
           Unified School District (1)                                   5.875%, 03/01/15
           5.875%, 08/01/15                                            Pleasant Co. W.V. Pollution Control (2)
                                                                         7.000%, 08/01/08
         (1) New Holdings                                              (2) Deletions

         TEN LARGEST HOLDINGS June 30, 1996

                                                                                                PERCENT
                                                                                    VALUE       OF FUND
                                                                                    -----       -------
         Wisconsin State Clean Water Revenue, 5.300%, 06/01/12 ................. $   661,500     3.73%
         Peru, Indiana Community School, 6.750%, 01/01/09.......................     580,938     3.28
         Texas A & M University Revenues Fin. System, 5.375%, 05/15/14..........     573,000     3.23
         Pennsylvania State Higher Education Revenue, 5.600%, 09/01/10..........     571,406     3.22
         Cape Girardeau, Missouri Waterworks System, 7.450%, 03/01/05...........     568,125     3.20
         State of Rhode Island Ref. General Obligation, 7.000%, 06/15/05........     565,000     3.18
         Louisville & Jefferson County, Met. Sewer Dist. Rev., 5.250%, 05/15/10.     554,875     3.13
         Connecticut State Unlimited Tax General Obligation, 5.400%, 03/15/08...     548,625     3.09
         Maricopa County School Dist. Arizona Unlimited, 6.400%, 07/01/06.......     541,875     3.05
         Chicago, Illinois Water Revenue, 6.500%, 11/01/15......................     533,125     3.01
                                                                                 -----------    -----
                                                                                 $ 5,698,469    32.12%
                                                                                 ===========    =====

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     IAA TRUST TAXABLE FIXED INCOME SERIES FUND, INC.
         MONEY MARKET SERIES

         TEN LARGEST HOLDINGS June 30, 1996

                                                                                               PERCENT
                                                                                    VALUE      OF FUND
                                                                                 ------------  --------
         Hewlett-Packard Corp., 5.36%, 08/29/96................................. $ 1,497,727     4.45%
         Schering Corp., 5.36%, 08/27/96........................................   1,488,261     4.42
         Norwest Corp., 5.32%, 08/01/96.........................................   1,400,000     4.16
         Province of Quebec, 5.32%, 09/16/96....................................   1,384,070     4.11
         CIT Group Holdings Inc., 5.35%, 07/25/96...............................   1,220,000     3.62
         Assoc. Corp. of North America, 5.35%, 08/07/96.........................   1,200,000     3.57
         Philip Morris Cos., Inc., 5.30%, 07/22/96..............................   1,186,321     3.53
         USAA Capital Corp., 5.37%, 08/23/96....................................   1,041,699     3.09
         Household Finance Corp., 5.36%, 08/22/96...............................   1,000,000     2.97
         Federal National Mortgage Assn., 5.09%, 10/30/96.......................     982,892     2.92
                                                                                 -----------    -----
                                                                                 $12,400,970    36.84%
                                                                                 ===========    =====


         PORTFOLIO CHARACTERISTICS June 30, 1996
         30 DAY AVERAGE YIELD: 4.40%
         7 DAY AVERAGE YIELD: 4.49%

         AVERAGE DAYS TO MATURITY: 45.01

--------------------------------------------------------------------------------

IAA TRUST MUTUAL FUNDS - SCHEDULE OF INVESTMENTS JUNE 30, 1996
--------------------------------------------------------------------------------

IAA TRUST GROWTH FUND, INC.

                                   SHARES            VALUE
                                  --------        -----------
COMMON STOCKS - 85.51%
BASIC INDUSTRY - 6.20%
Engelhard Corp.................    50,000         $ 1,150,000
IMC Global, Inc................    10,000             376,250
Newmont Mining Corp............    20,000             987,500
Nucor Corp.....................    24,000           1,215,000
Wellman, Inc...................    29,000             677,875
Weyerhaeuser Co................    20,000             850,000
                                                  -----------
                                                    5,256,625
                                                  -----------
CAPITAL GOODS - 7.76%
Deere & Co.....................    20,400             816,000
General Electric Co............    32,000           2,768,000
Hardinge, Inc..................    30,000             952,500
Philips Electronics N.V........    15,000             489,375
York International, Inc........    30,000           1,552,500
                                                  -----------
                                                    6,578,375
                                                  -----------

CONSUMER CYCLICAL - 6.17%
Department 56, Inc.*...........    25,000             565,625
Ford Motor Co..................    30,000             971,250
Gentex Corp....................    35,700             696,150
Gymboree Corp..................    25,000             762,500
Titan Wheel International, Inc.    35,000             560,000
Harley-Davidson, Inc...........    10,000             411,250
Wal-Mart Stores, Inc...........    50,000           1,268,750
                                                  -----------
                                                    5,235,525
                                                  -----------
CONSUMER SERVICES - 1.82%
American Greetings Corp........    10,000             273,750
First Data Corp................    16,000           1,274,000
                                                  -----------
                                                    1,547,750
                                                  -----------
CONSUMER STAPLES - 7.96%
American Stores Co.............    40,000           1,650,000
Archer-Daniels-Midland Co......    73,500           1,405,688
PepsiCo, Inc...................    50,000           1,768,750
Procter & Gamble Co............    10,000             906,250
Unilever N.V...................     7,000           1,015,875
                                                  -----------
                                                    6,746,563
                                                  -----------
ENERGY - 9.28%
Chevron Corp...................    25,000           1,475,000
Exxon Corp.....................    20,000           1,737,500
Phillips Petroleum Co..........    40,000           1,675,000
Royal Dutch Petroleum Co., ADR.    12,800           1,968,000
Unocal Corp....................    30,000           1,012,500
                                                  -----------
                                                    7,868,000
                                                  -----------

                                   SHARES            VALUE
                                  --------        -----------

FINANCE - 11.28%
American International Group, Inc  15,000         $ 1,479,375
Federal National Mortgage Assoc    49,000           1,641,500
Green Tree Financial Corp......    72,000           2,250,000
MBNA Corp......................    75,000           2,137,500
Travelers, Inc.................    45,000           2,053,125
                                                  -----------
                                                    9,561,500
                                                  -----------

HEALTH - 11.41%
Columbia/HCA Healthcare Corp...     6,000             320,250
Elan Corp., PLC*...............    24,000           1,371 000
Ivax Corp......................    30,000             476,250
Johnson & Johnson..............    36,000           1,782,000
Merck & Co.....................    25,000           1,615,625
Mylan Laboratories. Inc........    80,000           1,380,000
SmithKline Beecham PLC, ADR....    25,000           1,359,375
U.S. Healthcare, Inc...........    25,000           1,375,000
                                                  -----------
                                                    9 679,500
                                                  -----------
TECHNOLOGY - 13.09%
Hewlett-Packard Co.............    20,000           1,992,500
Intel Corp.....................    32,000           2,350,000
International Business Machines
  Corp.........................     8,000             792,000
Microsoft Corp.*...............    10,000           1,201,250
Motorola, Inc..................    40,000           2,515,000
Sun Microsystems, Inc.*........    14,000             824,250
Vishay Intertechnology, Inc....    47,000           1,110,375
Xilinx, Inc.*..................    10,000             317,500
                                                  -----------
                                                   11,102,875
                                                  -----------

TRANSPORTATION - 2.34%
Burlington Northern Corp.......    10,000             808,750
Federal Express Corp...........     6,000             492,000
Illinois Central Corp..........    24,000             681,000
                                                  -----------
                                                    1,981,750
                                                  -----------

UTILITIES - 8.20%
A T & T Corp...................    28,000           1,736,000
DPL, Inc.......................    75,000           1,828,125
GTE Corp.......................    44,000           1,969,000
NICOR, Inc.....................    50,000           1,418,750
                                                  -----------
                                                    6,951,875
                                                  -----------
TOTAL COMMON STOCKS
  (cost $46,614,589)...........                    72,510,338
                                                  -----------

IAA TRUST MUTUAL FUNDS - SCHEDULE OF INVESTMENTS June 30, 1996
--------------------------------------------------------------------------------

IAA TRUST GROWTH FUND, INC. (CONTINUED)

                                     PRINCIPAL
                                      AMOUNT         VALUE
                                   -----------    -----------
COMMERCIAL PAPER - 12.23%
Beneficial Corp.
  5.29%, 07/01/96................. $ 1,042,000    $ 1,042,000
General Electric. Capital Corp.
  5.32%, 07/03/96.................     488,000        488,000
General Electric. Capital Corp.
  5.32%, 07/09/96.................     173,000        173,000
Commercial Credit Co.
  5.35%, 07/18/96.................     352,000        352,000
Ford Motor Credit Co.
  5.37%, 07/23/96.................     500,000        500,000
Ford Motor Credit Co.
  5.39%, 07/25/96.................   1,200,000      1,200,000
American Express Credit Corp.
  5.37%, 08/01/96.................   2,910,000      2,910,000
AVCO Financial Services, Inc.
  5.40%, 08/01/96.................   1,160,000      1,160,000
Norwest Corp.
  5.37%, 08/05/96.................     444,000        444,000
Schering Corp.
  5.36%, 08/27/96.................     299,000        296,462


                                    PRINCIPAL
                                      AMOUNT         VALUE
                                   -----------    -----------
Hewlett-Packard Corp.
  5.36%, 08/29/96................. $  189,000     $   187,340
Coca-Cola Co.
  5.34%, 09/03/96.................  1,267,000       1,254,972
Toyota Motor Credit Co.
  5.38%, 10/01/96.................    370,000         364,913
                                                  -----------

TOTAL COMMERCIAL PAPER
  (cost $10,372,687).............                 10,372,687
                                                  -----------
                                     SHARES
                                  -----------
OTHER SHORT-TERM INVESTMENTS -- 2.18%
MONEY MARKET FUND
  (cost $1,849,941)
Federated Prime Obligation Fund...  1,849,941       1,849,941
                                                  -----------
TOTAL INVESTMENTS - 99.92%
  (cost $58,837,217)..............                 84,732,966
                                                  -----------
CASH AND OTHER ASSETS
  NET OF LIABILITIES - 0.08%                           67,477
                                                  -----------
NET ASSETS - 100.00%..............                $84,800,443
                                                  ===========

* Non-income producing security

                       See notes to financial statements.

IAA TRUST MUTUAL FUNDS - SCHEDULE OF INVESTMENTS June 30, 1996
--------------------------------------------------------------------------------

IAA TRUST ASSET ALLOCATION FUND, INC.

                                        SHARES         VALUE
                                       ---------     ----------
COMMON STOCKS - 52.71%
BASIC INDUSTRY - 2.57%
Learonal, Inc......................     3,000        $   75,000
Mead Corp..........................     1,200            62,250
Potash Corp. of Saskatchewan.......     1,000            66,250
Wellman, Inc.......................     2,400            56,100
                                                     ----------
                                                        259,600
                                                     ----------
CAPITAL GOODS - 3,34%
Case Corp..........................     1,000            48,000
Fluor Corp.........................       700            45,763
General Electric Co................       900            77,850
Illinois Tool Works, Inc...........     1,500           101,438
Philips Electronics N.V............     1,950            63,619
                                                     ----------
                                                        336,670
                                                     ----------
CONSUMER CYCLICAL - 4.61%
Chrysler Corp......................     1,000            62,000
Department 56, Inc*................     3,000            67,875
Fleetwood Enterprises, Inc.........     2,400            74,400
Harley-Davidson, Inc...............     1,600            65,800
Magna International, Inc., CI. A...     1,500            69,000
Planet Hollywood Int'l, Inc., CI. A*    1,000            27,000
Titan Wheel International, Inc.....     3,000            48,000
Wal-Mart Stores, Inc...............     2,000            50,750
                                                     ----------
                                                        464,825
                                                     ----------
CONSUMER SERVICES - 0.72%
Tribune Co.........................     1,000            72,625
                                                     ----------

CONSUMER STAPLES - 6.05%
Albertson's, Inc...................     2,900           119,987
Coca-Cola Co.......................     2,400           117,300
Gillette Co........................     2,000           124,750
Procter & Gamble Co................     2,000           181,250
Walgreen Co........................     2,000            67,000
                                                     ----------
                                                        610,267
                                                     ----------
ENERGY - 5.82%
Atlantic. Richfield Co.............       700            82,950
Exxon Corp.........................     2,000           173,750
Repsol S.A., ADR...................     2,100            72,975
Schlumberger, Ltd..................       600            50,550
Williams Cos., Inc.................     2,800           138,600
YPF Sociedad Anonima, ADS..........     3,000            67,500
                                                     ----------
                                                        586,325
                                                     ----------
FINANCE - 6.96%
Bank of New York...................     1,500            76,875
BankAmerica Corp...................     1,000            75,750
Citicorp...........................     1,950           161,119
Meditrust, Inc.....................     2,700            90,113
National Golf Properties, Inc......     2,500            60,625
Norwest Corp.......................     3,400           118,575
Travelers, Inc.....................     2,599           118,579
                                                     ----------
                                                        701,636
                                                     ----------

HEALTH - 7.69%
Bristol-Myers Squibb Co..........      1,000            90,000
Columbia/HCA Healthcare Corp.....      2,700           144,112

                                        SHARES         VALUE
                                       ---------     ----------
Elan Corp., PLC*.................       1,600        $   91 400
ESC Medical Systems, Ltd.*.......         450            12,713
Healthdyne, Inc. *...............       5,000            65,000
Integrated Health Services, Inc..       2,700            64,125
Johnson & Johnson................       2,400           118,800
Mylan Laboratories, Inc..........       3,000            51,750
US Healthcare, Inc...............       2,500           137,500
                                                     ----------
                                                        775,400
                                                     ----------
TECHNOLOGY - 9.50%
AirTouch Communications, Inc.*...       1,500            42,375
Intel Corp.......................         800            58,750
Kemel Corp.*.....................       4,000            80,000
Lam Research Corp.*..............       2,000            52,000
Lucent Technologies, Inc.*.......       1,000            37,875
Microsoft Corp. *................         500            60,062
Motorola, Inc....................       2,000           125,750
Oracle Corp......................       4,125           162,680
Raytheon Co......................       2,200           113,575
Sun Microsystems, Inc............         800            47,100
Tektronix, Inc...................       2,500           111,875
Ultratech Stepper, Inc.*.........       3,500            65,625
                                                     ----------
                                                        957,667
                                                     ----------
TRANSPORTATION - 1.55%
Federal Express Corp.*...........       1,900           155,800
                                                     ----------
UTILITIES - 3.90%
AT & T Corp......................       1,200            74,400
BellSouth Corp...................       1,500            63,562
CILCORP, Inc.....................       1,200            51,300
Florida Progress Corp............       1,200            41,700
Pacific Telesis Group., Inc......       1,500            50,625
Texas Utilities, Inc.............       1,000            42,750
Wisconsin Energy Corp............       2,400            69,300
                                                     ----------
                                                        393,637
                                                     ----------
TOTAL COMMON STOCKS
  (cost $3,731,901)..............                     5,314,472
                                                     ----------
                                     PRINCIPAL
                                       AMOUNT            VALUE
                                    -----------      -----------
BONDS AND NOTES - 41.03%
AUTO - 1.11%
General Motors Acceptance Corp.
  8.875%, 06/01/10...............  $  100,000           111,750
                                                     ----------
BANKING - 3.31%
International American Development
  Bank 9.500%, 10/15/97..........     100,000           104,125
International American Development
  Bank 8.875%, 06/01/09...........    200,000           229,750
                                                     ----------
                                                        333,875
                                                     ----------
BEVERAGES - 0.98%
Coca-Cola Co.
  6.625%, 10/01/02...............     100,000            99,125
                                                     ----------
CHEMICALS - 0.99%
DuPont (E.I.) DeNemours & Co.
  6.750%, 10/15/02...............     100,000            99,875
                                                     ----------

IAA TRUST MUTUAL FUNDS - SCHEDULE OF INVESTMENTS June 30, 1996
--------------------------------------------------------------------------------

IAA TRUST ASSET ALLOCATION FUND, INC. (CONTINUED)

                                               PRINCIPAL
                                                 AMOUNT           VALUE
                                              -----------     -----------
BONDS AND NOTES (CONTINUED)
FINANCE COMPANIES - 4.39%
Chemical Master Credit Card Trust
  5.980%, 09/15/08.........................    $ 200,000     $   185,065
Discover Credit Card Trust
  6.750%, 02/16/02.........................      200,000         196,250
Thrift Financial Corp.
  8.550%, 05/20/18.........................       58,961          61,056
                                                             -----------
                                                                 442,371
                                                             -----------
TELEPHONE UTILITY - 4.99%
Bell of Pennsylvania
Putable Debentures
  8.350%, 12/15/30.........................      200,000         229,250
Chesapeake & Potomac Telephone Co.
  of Virginia Debentures
  8.375%, 10/01/29.........................      100,000         113,375
New Jersey Bell Telephone Co.
  7.850%, 11/15/29.........................      150,000         160,687
                                                             -----------
                                                                 503,312
                                                             -----------

U.S. GOVERNMENT AGENCIES - 14.41%
Federal Farm Credit Bank
  5.800%, 12/18/00.........................      100,000          96,016
Federal Home Loan Bank
  6.830%, 06/07/01.........................      100,000          98,500
Federal Home Loan Bank
  8.000%, 09/20/04.........................      100,000         102,500
Federal Home Loan Mortgage Corp.
  10.750%, 07/01/00........................        4,815           4,815
Federal Home Loan Mortgage Corp.
  8.750%, 04/01/01.........................       42,057          42,899
Federal Home Loan Mortgage Corp.
  10.150%, 04/15/06........................       28,788          29,975
Federal Home Loan Mortgage Corp.
  6.500%, 06/15/06.........................      200,000         197,500
Federal National Mortgage Association
  7.060%, 11/02/05.........................      200,000         193,000
Government National Mortgage
  Association Pool #60721
  9.750%, 04/15/98.........................        3,525           3,768
Government National Mortgage
  Association Pool #30111
  9.000%, 05/15/09.........................       18,586          19,469
Government National Mortgage
  Association Pool #23653
  9.500%, 06/15/09.........................       14,101          15,080

                                                PRINCIPAL
                                                  AMOUNT          VALUE
                                                ---------       ---------
Government National Mortgage
  Association Pool #32147
  9.500%, 08/15/09.........................    $  13,916       $  14,881
Government National Mortgage
  Association Pool #161621
  9.000%, 07/15/16.........................      130,261         136,448
Tennessee Valley Authority
  5.980%, 04/01/36.........................      500,000         498,125
                                                             -----------
                                                               1,452,976
                                                             -----------

U.S. GOVERNMENT OBLIGATIONS - 10.85%
United States Treasury Notes
  5.875%, 03/31/99.........................      200,000         198,158
United States Treasury Notes
  6.750%, 06/30/99.........................      100,000         101,238
United States Treasury Notes
  6.875% 07/31/99..........................      100,000         101,553
United States Treasury Notes
  6.375%, 08/15/02.........................      100,000          99,218
United States Treasury Notes
  7.250%, 05/15/04.........................      200,000         207,364
United States Treasury Notes
  7.250%, 08/15/04.........................      100,000         103,644
United States Treasury Notes
  6.875%, 05/15/06.........................      150,000         151,641
United States Treasury Bonds
  11.625%, 11/15/04........................      100,000         131,304
                                                             -----------
                                                               1,094,120
                                                             -----------
TOTAL BONDS AND NOTES
    (cost $4,019,327)......................                    4,137,404
                                                             -----------

                                                 SHARES          VALUE
                                                ---------      ---------
SHORT-TERM INVESTMENTS - 5.84%
MONEY MARKET FUNDS
  (cost $588,589)
Dreyfus Money Market Fund..................      153,589         153,589
Federated Prime Obligation Fund............      453,000         435,000
                                                             -----------
                                                                 588,589
                                                             -----------

TOTAL INVESTMENTS - 99.58%
  (cost $8,339,817)........................                   10,040,465
                                                             -----------
CASH AND OTHER ASSETS
  NET OF LIABILITIES - 0.42%...............                       42,481
                                                             -----------
NET ASSETS - 100.00%.......................                  $10,082,946
                                                             ===========

* Non-income producing security


                       See notes to financial statements

IAA TRUST MUTUAL FUNDS - SCHEDULE OF INVESTMENTS June 30, 1996
--------------------------------------------------------------------------------

IAA TRUST TAX EXEMPT BOND FUND, INC.

                                                    PRINCIPAL
                                                      AMOUNT         VALUE
                                                    -----------    ---------
MUNICIPAL BONDS
  (TAX EXEMPT) - 95.89%
ARIZONA - 5.93%
Bullhead City Arizona Parkway Revenue
  6.100%, 01/01/07..............................    $ 250,000     $  250,938
Maricopa County School District #93
  Arizona Unlimited Tax General Obligation
  6.400%, 07/01/06..............................      500,000        541,875
Salt River Protect Arizona Agriculture
  Improvement & Power District Electric
  System Revenue
  5.625%, 01/01/06..............................      250,000        258,438
                                                                  ----------
                                                                   1,051,251
                                                                  ----------

CALIFORNIA - 8.56%
California State Public Works Board
  Lease Revenue
  5.200%, 12/01/09..............................      500,000        473,125
City of Fresno California
  Sewer System Revenue
  6.250%, 09/01/14..............................      250,000        266,562
Fresno, California
  Unified School District, General
  Obligation
  5.875%, 08/01/15..............................      275,000        273,969
Los Angeles California Wastewater
  System Revenue
  6.000%, 11/01/14..............................      500,000        505,000
                                                                  ----------
                                                                   1,518,656
                                                                  ----------
COLORADO - 2.64%
Denver, Colorado City & County
  General Obligation
  5.000%, 10/01/10..............................      500,000        467,500
                                                                  ----------
CONNECTICUT - 3.09%
Connecticut State Unlimited Tax
  General Obligation
  5.400%, 03/15/08..............................      550,000        548,625
                                                                  ----------
FLORIDA - 2.91%
Port St. Lucie, Florida
  Utility System Revenue
  5.900%, 09/01/09..............................      500,000        516,250
                                                                  ----------
ILLINOIS - 16.28%
Chicago, Illinois O'Hare
  International Airport Revenue
  5.000%, 01/01/16..............................      500,000        443,125
Chicago, Illinois Water Revenue
  6.500%, 11/01/15..............................      500,000        533,125
Illinois State Sales Tax Revenue
  5.400%, 06/15/13..............................      550,000        517,000
Illinois State Toll Highway
  Authority Revenue, Series A
  6.300%, 01/01/12..............................      275,000        291,156
Northwest Suburban Municipal
  Joint Action Water Agency
  Illinois Contract Revenue
  6.450%, 05/01/07..............................      400,000        431,500
Northwest Water Commission
  Illinois, Cook & Lake Revenue
  5.000%, 05/01/13.............................     $ 500,000     $  455,625
Sangamon County Illinois Tax
  General Obligation
  6.500%, 03/01/08.............................       200,000        217,750
                                                                  ----------
                                                                   2,889,281
                                                                  ----------
INDIANA - 3.27%
Peru, Indiana Community School Corp.
  Revenue
  6.750%, 01/01/09.............................       550,000        580,938
                                                                  ----------

KENTUCKY - 3.13%
Louisville & Jefferson County
Metropolitan Sewer District
  Revenue, Series A
  5.250%, 05/15/10.............................       575,000        554,875
                                                                  ----------

MASSACHUSETTS - 2.91%
Massachusetts State Water
  Resource Authority Revenue
  6.000%, 11/01/08.............................       500,000        515,625
                                                                  ----------

MISSISSIPPI - 1.46%
Mississippi State Unlimited
  General Obligation, Series B
  5.900%, 11/15/11.............................       250,000        259,062
                                                                  ----------
MISSOURI - 3.20%
Cape Girardeau, Missouri Waterworks
  System Revenue
  7.450%, 03/01/05.............................       500,000        568,125
                                                                  ----------

NEBRASKA - 1.70%
Grand Island, Nebraska Sewer Project
  Revenue
  5.850%, 04/01/08                                    200,000        205,000
Nebraska Public Power District Revenue
  5.400%, 01/01/10.............................       100,000         97,250
                                                                  ----------
                                                                     302,250
                                                                  ----------

NEVADA - 5.04%
Clark County, Nevada School District
  General Obligation
  5.250%, 06/01/07.............................       500,000        493,750
Henderson, Nevada Water and Sewer
   Unlimited Tax General Obligation
   5.375%, 06/01/07............................       400,000        400,500
                                                                  ----------
                                                                     894,250
                                                                  ----------
NEW YORK - 2.61%
New York State Dormitory Authority
  Revenue
  5.500%, 07/01/12.............................       500,000        463,125
                                                                  ----------

NORTH CAROLINA - 1.53%
North Carolina East Municipal Power
  Agency System Revenue
  7.000%, 01/01/08.............................       250,000        270,625
                                                                  ----------

IAA TRUST MUTUAL FUNDS - SCHEDULE OF INVESTMENTS June 30, 1996
--------------------------------------------------------------------------------
IAA TRUST TAX EXEMPT BOND FUND, INC. (CONTINUED)

                                                   PRINCIPAL
                                                    AMOUNT          VALUE
                                                  -----------    ----------
MUNICIPAL BONDS (CONTINUED)
OHIO -- 2.78%
Montgomery County, Ohio
   Sewer System Revenue
   5.600%, 09/01/11........................      $   500,000     $  493,125
                                                                -----------
PENNSYLVANIA - 6.04%
Pennsylvania Intergovernmental Corp.
   Authority, Special Tax Revenue
   5.450%, 06/15/08........................          500,000        499,375
Pennsylvania State Higher Education
   Revenue Bonds, Series A
   5.600%, 09/01/10........................          575,000        571,406
                                                                -----------
                                                                  1,070,781
                                                                -----------
RHODE ISLAND - 3.18%
State of Rhode Island Refunding
   General Obligation
   7.000%, 06/15/05........................          500,000        565,000
                                                                -----------
TEXAS - 10.26%
Austin, Texas Limited Tax
   General Obligation
   7.250%, 09/01/03........................          350,000        395,937
Bexar County, Texas
   Detention Facilities Limited Tax
   General Obligation
   5.750%, 06/15/10........................          500,000        500,625
Garland, Texas Limited Tax
   General Obligation
   5.800%, 08/15/12........................          350,000        351,750
Texas A&M University Revenues
   Financing System
   5.375%, 05/15/14........................          600,000        573,000
                                                                -----------
                                                                  1,821,312
                                                                -----------

                                                   PRINCIPAL
                                                    AMOUNT          VALUE
                                                  -----------    ----------
WASHINGTON - 4.08%
Public Utility District #1 of
   Chelan County, Washington Revenue
   5.250%, 06/01/13........................      $   500,000     $  448,125
Washington Public Power Supply,
   System, Nuclear Project #1,
   Refunding Revenue 1990-C
   7.625%, 07/01/01........................          250,000        275,937
                                                                -----------
                                                                    724,062
                                                                -----------

WISCONSIN - 5.29%
Brookfield, Wisconsin Unlimited Tax
   Corp. General Obligation
   6.900%, 03/15/03........................          250,000        277,500
Wisconsin State Clean Water
   Revenue Bond
   5.300% 06/01/12.........................          700,000        661,500
                                                                -----------
                                                                    939,000
                                                                -----------
TOTAL MUNICIPAL BONDS
   (cost $17,099,793)......................                      17,013,718
                                                                -----------

                                                     SHARES        VALUE
                                                   ---------     ----------
TAX EXEMPT
  MONEY MARKET FUNDS - 2.75%
  (cost $488,961)
Nuveen Tax Exempt..........................          488,961        488,961
                                                                -----------
TOTAL INVESTMENTS - 98.64%
  (cost $17,588,754).......................                      17,502,679
                                                                -----------
CASH AND OTHER ASSETS
  NET OF LIABILITIES - 1.36%...............                         241,040
                                                                -----------
NET ASSETS - 100%..........................                     $17,743,719
                                                                ===========

                       See notes to financial statements.

IAA TRUST MUTUAL FUNDS - SCHEDULE OF INVESTMENTS June 30, 1996
--------------------------------------------------------------------------------

IAA TRUST TAXABLE FIXED INCOME SERIES FUND, INC.
  MONEY MARKET SERIES

                                           PRINCIPAL
                                             AMOUNT            VALUE
                                          -----------       -----------
COMMERCIAL PAPER - 92.37%
AUTO & TRUCK -- 11.70%
Daimler-Benz NA Corp.
  5.38%, 09/24/96....................     $  870,000       $   858,949
Daimler-Benz NA Corp
  5.43%, 10/15/96....................        700,000           688,808
Ford Motor Credit Co.
  5,34%, 07/08/96....................        900,000           900,000
Ford Motor Credit Co.
  5.36%, 07/16/96....................        550,000           550,000
Ford Motor Credit Co
  5.37%, 07/23/96....................        250,000           250,000
Toyota Motor Credit Co.
  5.38%, 10/01/96....................        700,000           690,376
                                                           -----------
                                                             3,938,133
                                                           -----------
BEVERAGES - 2.80%
Coca-Cola Co.
  5.34%, 09/03/96....................        953,000           943,953
                                                           -----------
COMMERCIAL BANKING - 5.05%
Norwest Corp.
  5.34%, 07/01/96....................        300,000           300,000
Norwest Corp.
  5.32%, 08/01/96....................      1,400,000         1,400,000
                                                           -----------
                                                             1,700,000
                                                           -----------
COMMERCIAL FINANCE - 3.63%
CIT Group Holdings, Inc.
  5.35%, 07/25/96....................      1,220,000         1,220,000
                                                           -----------
COMMERCIAL SERVICES - 4.74%
PHH Corp.
  5.27%, 07/17/96....................        849,000           847,011
PHH Corp.
  5.27%, 07/19/96....................        751,000           749,021
                                                           -----------
                                                             1,596,032
                                                           -----------
CONSUMER FINANCE - 35.70%
American Express Credit Corp.
  5.30%, 07/09/96....................        483,000           483,000
American Express Credit Corp.
  5.36%, 07/24/96....................        400,000           400,000
American Express Credit Corp.
  5.37%, 08/01/96....................        750,000           750,000
American General Finance Corp.
  5.36%, 07/18/96....................        860,000           860,000
American General Finance Corp.
  5.38%, 07/23/96....................        740,000           740,000
Associates Corp. of N. America
  5.35%, 08/07/96....................      1,200,000         1,200,000
AVCO Financial Services, Inc.
  5.41%, 07/29/96....................        900,000           900,000
AVCO Financial Services, Inc,
  5.36%, 07/31/96....................        700,000           700,000
Beneficial Corp.
  5.29%, 07/01/96....................        423,000           423,000
Beneficial Corp.
  5.30%, 07/02/96....................        600,000           600,000
Beneficial Corp.
  5.50%, 10/17/96....................        637,000           637,000
Commercial Credit Co.
  5.32%, 07/10/96....................        844,000           844,000
Household Finance Corp.
  5.36%, 07/30/96....................        600,000           600,000
Household Finance Corp,
  5.36%, 08/22/96....................      1,000,000         1,000,000
International Lease Finance Corp.
  5.40%, 09/12/96....................     $  450,000       $   445,072
Prudential Funding Corp.
  5.31%, 07/03/96....................        840,000           840,000
Prudential Funding Corp.
  5.42%, 08/05/96....................        596,000           596,000
                                                           -----------
                                                            12,018,072
                                                           -----------
ELECTRONICS - 4.67%
General Electric Capital Corp.
  5.32%, 07/09/96....................        671,000           671,000
General Electric Capital Corp.
  5.46%, 10/03/96....................        900,000           900,000
                                                           -----------
                                                             1,571,000
                                                           -----------

FARM MACHINERY & EQUIPMENT - 2.80%
John Deere Capital Corp.
  5.33%, 07/11/96....................        943,000           943,000
                                                           -----------
FOOD PRODUCTS - 3.52%
Philip Morris Cos., Inc.
  5.30%, 07/22/96....................      1,190,000         1,186,321
                                                           -----------

FOREIGN GOVERNMENTS - 4.11%
Province of Quebec
  5.32%, 09/16/96....................      1,400,000         1,384,070
                                                           -----------

INSURANCE/MULTI-LINE - 4.78%
USAA Capital Corp
  5.38%, 08/06/96....................        570,000           566,933
USAA Capital Corp.
  5.37%, 08/23/96....................      1,050,000         1,041,699
                                                           -----------
                                                             1,608,632
                                                           -----------

OFFICE EQUIPMENT - 4.45%
Hewlett-Packard Corp.
  5.36%, 08/29/96...................       1,511,000         1,497,727
                                                           -----------
PHARMACEUTICALS - 4.42%
Schering Corp.
  5.36%, 08/27/96...................       1,501,000         1,488,261
                                                           -----------
TOTAL COMMERCIAL PAPER
  (cost $31,095,201)................                        31,095,201
                                                           -----------
BONDS & NOTES -- 4.40%
U.S. Government Agencies
  (cost $1,482,892)
Federal National Mortgage Association
  5.09%, 10/30/96...................       1,000,000           982,892
Student Loan Marketing Association
  6.07%, 07/03/97...................         500,000           500,000
                                                           -----------
                                                             1,482,892
                                                           -----------

                                             SHARES             VALUE
                                         -----------       -------------
OTHER SHORT-TERM INVESTMENTS - 4.45%
MONEY MARKET FUND
  (cost $1,498,623)
Federated Prime Obligation Fund......      1,498,623         1,498,623
                                                           -----------
TOTAL INVESTMENTS - 101.22%
  (cost $34,076,716).................                       34,076,716
                                                           -----------
LIABILITIES NET OF CASH
  AND OTHER ASSETS - (1.22%).........                         (412,526)
                                                           -----------
NET ASSETS - 100.00%.................                      $33,664,190
                                                           ===========



                       See notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES June 30, 1995
--------------------------------------------------------------------------------

                                                                                                                      IAA TRUST
                                                                                                                       TAXABLE
                                                                                        IAA TRUST       IAA TRUST    FIXED INCOME
                                                                      IAA TRUST           ASSET         TAX EXEMPT SERIES FUND, INC.
                                                                     GROWTH FUND,    ALLOCATION FUND,    BOND FUND,  MONEY MARKET
                                                                         INC.              INC.             INC.        SERIES
                                                                      ----------     ----------------   ---------- -----------------
ASSETS:

 Investments in securities at value (cost $58,837,217, $8,339,817,
   $17,588,754, and $34,076,716, respectively) ...................   $84,732,966        $10,040,465      $17,502,679    $34,076,716
  Cash ...........................................................            --              3,375               --             --
  Receivable for capital stock sold ..............................        54,434                 --               --             --
  Dividends and interest receivable ..............................       130,814             55,738          256,360        109,743
  Other assets ...................................................         5,464                745            1,453          2,826
                                                                      ----------         ----------       ----------     ----------
   Total assets  .................................................    84,922,678         10,100,323       17,760,492     34,189,285
                                                                      ----------         ----------       ----------     ----------

LIABILITIES:
  Payable for securities purchased ...............................            --                 --               --        500,000
  Payable for capital stock redeemed ............................        58,134              7,000               --             --
  Distributions payable ..........................................         2,124                 --               --             --
  Accrued expenses and other liabilities .........................        61,977             10,377           16,773         25,095
                                                                      ----------         ----------       ----------     ----------
   Total liabilities .............................................       122,235             17,377           16,773        525,095
                                                                      ----------         ----------       ----------     ----------

NET ASSETS:
  Applicable to 4,492,226, 753,062, 2,110,571 and 33,664,227 shares
   outstanding, respectively .....................................   $84,800,443        $10,082,946      $17,743,719    $33,664,190
                                                                     ===========        ===========      ===========    ===========

NET ASSETS CONSIST OF:
 Capital paid-in .................................................   $54,289,748         $7,929,729      $17,815,294    $33,664,129
 Undistributed (Distributions in excess of) net investment income        461,403               (325)          (1,726)            61
 Accumulated net realized gain on investments ....................     4,153,543            452,894           16,226             --
 Net unrealized appreciation (depreciation) of investments .......    25,895,749          1,700,648          (86,075)            --
                                                                      ----------         ----------       ----------     ----------
                                                                     $84,800,443        $10,082,946      $17,743,719    $33,664,190
                                                                     ===========        ===========      ===========    ===========
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE ...................        $18.88             $13.39            $8.41          $1.00
                                                                          ======             ======            =====          =====

OFFERING PRICE PER SHARE (NET ASSET VALUE (divided by) .97,
  EXCEPT MONEY MARKET SERIES) ....................................        $19.46             $13.80            $8.67          $1.00
                                                                          ======             ======            =====          =====





                       See notes to financial statements.

STATEMENTS OF OPERATIONS for the Year Ended June 30, 1996
--------------------------------------------------------------------------------

                                                                                                     IAA TRUST
                                                                                                      TAXABLE
                                                                        IAA TRUST                   FIXED INCOME
                                                          IAA TRUST        ASSET     IAA TRUST    SERIES FUND, INC.
                                                           GROWTH       ALLOCATION   TAX EXEMPT     MONEY MARKET
                                                          FUND, INC.    FUND, INC. BOND FUND, INC.    SERIES
                                                          ----------    ---------- --------------- ---------------
INVESTMENT INCOME:
  Dividends ...........................................    $1,156,931     $101,615   $      --    $       --
  Interest ............................................       712,345      341,984    1,009,044    2,270,886
                                                           ----------     --------   ----------   ----------
        Total investment income .......................     1,869,276      443,599    1,009.044    2,270,886
                                                           ----------     --------   ----------   ----------

EXPENSES:
  Investment advisory fees (Note E) ...................       580,601       78,490       93,863      201,429
  Distribution expenses (Note E) ......................         8,912        8,538       15,380           --
  Legal fees ..........................................         5,224        4,022        3,887        5,000
  Transfer agent fees (Note E) ........................        67,980        7,695       14,263       39,872
  Auditing fees .......................................        32,357        3,915        7,976       16,491
  Printing ............................................         9,780          805        1,741        3,993
  Directors' fees .....................................         4,967        1,178        1,239        1,397
  Administration fees (Note E) ........................        79,358       10,737       19,820       42,050
  Accounting fees (Note E) ............................        48,794       28,996       35,352       37,196
  Insurance ...........................................        17,778        2,445        4,744        9,532
  Registration fees ...................................         2,300        2,272        2,333        2,277
  Miscellaneous .......................................         5,749        1,094        1,810        3,929
                                                           ----------     --------   ----------   ----------
    Total expenses ....................................       863,800      150,187      202,408      363,166
                                                           ----------     --------   ----------   ----------
NET INVESTMENT INCOME .................................     1,005,476      293,412      806,636    1,907,720
                                                           ----------     --------   ----------   ----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS - NOTE (D):
  Net realized gain on investments ....................     7,560,208      736,443       27,534           --
  Net change in unrealized appreciation on investments      6,380,518      385,622      141,343           --
                                                           ----------     --------   ----------   ----------
  Net realized and unrealized gain on investments .....    13,940,726    1,122,065      168,877           --
                                                          -----------   ----------   -----------  ----------
INCREASE IN NET ASSETS FROM OPERATIONS ................   $14,946,202   $1,415,477   $  975,513   $1,907,720
                                                          ===========   ==========   ===========  ==========

                       See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                      IAA TRUST                      IAA TRUST ASSET
                                                                  GROWTH FUND, INC.               ALLOCATION FUND, INC.
                                                             --------------------------      -----------------------------
                                                             YEAR ENDED      YEAR ENDED      YEAR ENDED         YEAR ENDED
                                                               6/30/96         6/30/95         6/30/96           6/30/95
                                                             ----------      ----------       ---------         ---------

OPERATIONS:
 Net investment income .................................     $1,005,476        $893,251        $293,412          $284,971
 Net realized gain (loss) on investments ...............      7,560,208       4,148,412         736,443           (37,078)
 Net change in unrealized appreciation of investments ..      6,380,518      10,210,477         385,622         1,113,816
                                                             ----------      ----------       ---------         ---------
 Increase in net assets from operations ................     14,946,202      15,252,140       1,415,477         1,361,709
                                                             ----------      ----------       ---------         ---------

DIVIDEND: AND DISTRIBUTIONS TO SHAREHOLDER FROM:
 Investment income .....................................     (1,047,434)      (671,272)        (293,737)         (219,893)
 Realized gains on investments .........................     (6,467,667)    (5,659,861)        (250,319)         (145,553)
 Distribution in excess of realized gains on investments             --             --               --           (49,654)
 Return of capital .....................................             --             --               --            (6,398)
                                                             ----------      ----------       ---------         ---------
                                                             (7,515,101)     (6,331,133)       (544,056)         (421,498)
                                                             ----------      ----------       ---------         ---------
CAPITAL STOCK TRANSACTIONS - (NET) Note (C) ............      6,792,238       2,208,346        (328,304)          (52,911)
                                                             ----------      ----------       ---------         ---------
 Total increase in net assets ..........................     14,223,339      11,129,353         543,117           887,300
NET ASSETS:
 Beginning of year .....................................     70,577,104      59,447,751       9,539,829         8,652,529
                                                             ----------      ----------       ---------         ---------
 End of year ...........................................    $84,800,443     $70,577,104     $10,082,946        $9,539,829
                                                            ===========     ===========     ===========        ==========


                                                                                                  IAA TRUST
                                                                                            TAXABLE FIXED INCOME
                                                                     IAA TRUST                SERIES FUND, INC.
                                                          TAX EXEMPT BOND FUND, INC.         MONEY MARKET SERIES
                                                          ---------------------------     --------------------------
                                                          YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                            6/30/96         6/30/95         6/30/96         6/30/95
                                                         -----------     -----------     -----------     -----------
OPERATIONS:
 Net investment income ..............................       $806,636        $895,922      $1,907,720      $1,714,406
 Net realized gain on investments ...................         27,534          35,903              --              --
 Net change in unrealized appreciation of investments        141,343         411,011              --              --
                                                         -----------     -----------     -----------     -----------
 Increase in net assets from operations .............        975,513       1,342,836       1,907,720       1,714,406
                                                         -----------     -----------     -----------     -----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDER FROM:
 Investment income ..................................       (808,361)       (894,338)     (1,907,605)     (1,714,510)
 Realized gains on investments ......................        (46,251)        (69,768)             --              --
                                                         -----------     -----------     -----------     -----------
                                                            (854,612)       (964,106)     (1,907,605)     (1,714,510)
                                                         -----------     -----------     -----------     -----------
CAPITAL STOCK TRANSECTIONS - (NET) Note (C) .........     (1,209,728)       (640,781)     (2,751,388)     (2,283,706)
                                                         -----------     -----------     -----------     -----------
  Total decrease in net assets ......................     (1,088,827)       (262,051)     (2,751,273)     (2,283,810)

NET ASSETS:
  Beginning of year .................................     18,832,546      19,094,597      36,415,463      38,699,273
                                                         -----------     -----------     -----------     -----------
  End of year .......................................    $17,743,719     $18,832,546     $33,664,190     $36,415,463
                                                         ===========     ===========     ===========     ===========

                      See notes to financial statements.

IAA TRUST MUTUAL FUNDS - NOTES TO FINANCIAL STATEMENTS June 30, 1996
--------------------------------------------------------------------------------
NOTE (A) SIGNIFICANT ACCOUNTING POLICIES: IAA Trust Growth Fund, Inc. ("Growth Fund"), IAA Trust Asset Allocation Fund, Inc. ("Asset AlloCation Fund"), IAA Trust Tax Exempt Bond Fund, Inc. ("Tax Exempt Bond Fund") and IAA Trust Taxable Fixed Income Series Fund, Inc. ("Taxable Fixed Income Series Fund"), formerly known as IAA Trust Money Market Fund, Inc., (collectively, "the Funds") are separately incorporated and registered companies under the Investment Company Act of 1940 (the "Act"), as amended, as diversified, open-ended management companies.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statement and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

     (1) SECURITY VALUATION: For the Growth Fund, the Asset Allocation Fund and the Tax Exempt Bond Fund, securities traded on national exchanges and over-the-counter securities listed in the NASDAQ National Market System are valued at the last reported sales price at the close of the New York Stock Exchange. Securities for which there have been no sales on such day are valued at the last reported bid price on such exchange. Over-the-counter securities not listed on the NASDAQ National Market System are valued at the mean of the current bid and asked prices. Fixed-income securities except short-term securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Advisor to reflect the fair market value of such securities. Short-term investments, those with a remaining maturity of 60 days or less, are valued at amortized cost, which approximates market value. For the Money Market Series of Taxable Fixed Income Series Fund, all securities are valued at amortized cost, which approximates market value. Under the amortized cost method, discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

     (2) INVESTMENT INCOME AND SECURITIES TRANSACTIONS: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Securities transactions are accounted for on the date securities are purchased or sold. Securities gains and losses are determined on the identified cost basis.

     (3) FEDERAL INCOME TAXES: The Funds have elected to be treated as "regulated investment companies" under Sub-chapter M of the Internal Revenue Code and to distribute substantially all of their net taxable income annually. Accordingly, no provisions for Federal income taxes have been made in the accompanying financial statements.

     (4) DIVIDENDS AND DISTRIBUTIONS: Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

NOTE (B) DIVIDENDS FROM NET INVESTMENT INCOME AND DISTRIBUTIONS OF CAPITAL
GAINS: In the Growth Fund, net investment income from investment transactions are distributed to shareholders twice a year. The Asset Allocation Fund and the Tax Exempt Bond Fund distribute net investment income to shareholders monthly. The Money Market Series of Taxable Fixed Income Series Fund declares dividends daily from its net investment income, which are payable monthly. Dividends are automatically reinvested in additional Fund shares, at the then current net asset value, for those shareholders that have elected the reinvestment option. Net realized gains from investment transactions, if any, of all Funds are generally distributed once a year. For the Growth Fund and the Asset Allocation Fund, distributions, if any, are made at the end of the fiscal year and calendar year.

NOTE (C) CAPITAL STOCK: At June 30, 1996, 10,000,000 shares of capital stock were authorized for each of the Growth Fund, Asset Allocation Fund, and Tax Exempt Bond Fund. The shares of capital stock authorized for the Money Market Series of Taxable Fixed Income Series Fund were 250,000,000. The par value for each share of the Growth Fund, Asset Allocation Fund, and Tax Exempt Bond Fund is $1.00 per share. The par value for each share of the Money Market Series is $0.10 per share.

Transactions in capital stock were as follows:


                                                  GROWTH FUND                                    ASSET ALLOCATION FUND
                                                  -----------                                    ---------------------
                                        YEAR ENDED             YEAR ENDED                   YEAR ENDED             YEAR ENDED
                                      JUNE 30, 1996           JUNE 30, 1995               JUNE 30,1996            JUNE 30,1995
                                ----------------------   -----------------------    ----------------------    ---------------------
                                  SHARES       AMOUNT      SHARES       AMOUNT         SHARES     AMOUNT          SHARES  AMOUNT
                                --------   -----------   --------    -----------    --------   -----------    -------   -----------
Shares Sold ..............       367,621   $ 6,620,827     82,369    $ 1,266,232     174,733   $ 2,278,506     70,254   $   788,460
Shares issued through
 reinvestment of dividends       416,875     7,132,281    424,176      6,030,680      27,062       350,628     23,407       261,811
                                --------   -----------   --------    -----------    --------   -----------    -------   -----------
                                 784,496    13,753,108    506,545      7,296,912     201,795     2,629,134     93,661     1,050,271
                                --------   -----------   --------    -----------    --------   -----------    -------   -----------
Shares redeemed ..........      (388,989)   (6,960,870)  (331,902)    (5,088,566)   (224,935)   (2,957,438)   (98,290)   (1,103,182)
                                --------   -----------   --------    -----------    --------   -----------    -------   -----------
Net increase (decrease) ..       395,507   $ 6,792,238    174,643    $ 2,208,346     (23,140)  $  (328,304)    (4,629)  $   (52,911)
                                ========   ===========   ========    ===========    ========   ===========    =======   ===========

IAA TRUST MUTUAL FUNDS - NOTES TO FINANCIAL STATEMENTS June 30, 1996 (continued)
--------------------------------------------------------------------------------

                                                                                       TAXABLE FIXED INCOME SERIES FUND
                                                                                       --------------------------------
                                          TAX EXEMPT BOND FUND                                MONEY MARKET SERIES
                                          --------------------                                -------------------
                                      YEAR ENDED           YEAR ENDED                  YEAR ENDED               YEAR ENDED
                                     JUNE 30, 1996        JUNE 30, 1995               JUNE 30, 1996           JUNE 30, 1995
                                 --------------------   ------------------     ------------------------   ------------------------
                                SHARES       AMOUNT     SHARES     AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                               --------    ----------   -------  ----------   -----------   -----------   ----------   -----------
Shares sold .................    63,839   $   550,009    66,402  $   546,984   51,403,909   $ 51,403,909   54,472,453  $ 54,472,453
Shares issued through
  reinvestment of dividends .    64,497       549,480    76,197      620,434    1,795,132      1,795,132    1,587,538     1,587,538
                               --------   -----------  --------  -----------   ----------   ------------  -----------  ------------
                                128,336     1,099,469   142,599    1,167,418   53,199,041     53,199,041   56,059,991    56,059,991
                               --------   -----------  --------  -----------   ----------   ------------  -----------  ------------
Shares redeemed .............  (271,157)   (2,309,217) (221,928)  (1,808,199) (55,950,429)   (55,950,429) (58,343,697)  (58,343,697)
                               --------   -----------  --------  -----------   -----------  ------------  -----------  ------------
Net (decrease) ..............  (142,821)  $(1,209,728)  (79,329) $  (640,781)  (2,751,388)  $ (2,751,386)  (2,283,706) $ (2,283,706)
                               ========   ===========  ========  ===========   ===========  ============  ===========  ============

NOTE (D) INVESTMENT TRANSACTIONS: Purchases and sales of investment securities, other than U.S. Government obligations and short term notes for the year ended June 30, 1996 were:

                                              PURCHASES       SALES
                                             -----------   -----------
Growth Fund ..........................       $21,795,215   $21,382,303
Asset Allocation Fund ................       $ 2,060,455   $ 2,322,849
Tax Exempt Bond Fund .................       $ 2,676,288   $ 4,038,703

For the year ended June 30, 1996, the aggregate cost of purchases and proceeds from sales of U.S. Government Securities for the Asset Allocation Fund was $1,154,178 and $686,172, respectively.

For both Federal income tax and financial statement purposes, the identified cost of investments at June 30,1996 was $58,837,217 for the Growth Fund, $8,339,817 for the Asset Allocation Fund, $17,588,754 for the Tax Exempt Bond Fund and $34,076,716 for the Money Market Series of Taxable Fixed Income Series Fund.

The gross unrealized appreciation/depreciation for book and tax purposes at June 30,1996 consisted of the following:


                                            APPRECIATION    DEPRECIATION
                                            ------------    ------------
Growth Fund ..........................       $26,545,611     $649,862
Asset Allocation Fund ................        $1,833,552     $132,904
Tax Exempt Bond Fund .................          $220,339     $306,414

NOTE (E) ADVISORY, ADMINISTRATION AND DISTRIBUTION SERVICES AGREEMENTS: Under its Advisory Agreements with the Funds, IAA Trust Company (the "Advisor") provides investment advisory services for the Funds. The Funds pay the Advisor at the following annual percentage rates of the average daily net assets of each
Fund: Growth Fund 0.75%; Asset Allocation Fund 0.75%; Tax Exempt Bond Fund 0.50%; and Money Market Series of Taxable Fixed Income Series Fund 0.50%. These fees are accrued daily and paid to the Advisor monthly. IAA Trust Company serves as the Funds' Custodian, without compensation.

Under its agreements with the Funds, Fund/Plan Services, Inc., the Funds' Administrator, provides certain administrative services for which the Funds pay an annual fee at the following annual percentage rates of the combined average net assets of the Funds: 0.15% of the first $50,000,000; 0.07% on the next $50,000,000; and 0.05% of the balance. Fund/Plan Services, Inc., also serves as the Funds' Accounting and Transfer Agent.

Fund/Plan Broker Services, Inc. serves as the Funds' Distributor. Pursuant to Rule 12b-1 adopted by the Securities and Exchange Commission under the Act, the Growth Fund, the Asset Allocation Fund, and the Tax Exempt Bond Fund have each adopted a Plan of Distribution (the "Plans"), effective April 1, 1993. The Plans permit the participating Funds to pay certain expenses associated with the distribution of their shares. The maximum amount payable under the Plans, on an annual basis, is 0.25% of each Fund's average daily net assets. For the year ended June 30, 1996, for the Growth Fund, the Asset Allocation Fund and the Tax Exempt Fund, the actual percentage of average daily net assets was 0.011%, 0.081% and 0.082%, respectively.

Financial Highlights
--------------------------------------------------------------------------------
The tables below set forth financial data for a share of capital stock outstanding throughout each period presented.

                                                                                          IAA TRUST
                                                                                      GROWTH FUND, INC.
                                                                                     YEARS ENDED JUNE 30,
                                                                       -----------------------------------------------------
                                                                         1996        1995        1994        1993    1992
                                                                       -------     -------     -------    -------    -------

Net asset value, beginning of year .................................    $17.23      $15.16      $17.55     $17.23     $17.35
                                                                       -------     -------     -------    -------    -------
 INCOME FROM INVESTMENT OPERATIONS
 Net investment income .............................................      0.23        0.22        0.27       0.25       0.35
 Net gains or losses on securities (both realized and unrealized) ..      3.23        3.45       (0.63)      1.67       0.40
                                                                       -------     -------     -------    -------    -------
   Total from investment operations ................................      3.46        3.67       (0.36)      1.92       0.75
                                                                       -------     -------     -------    -------    -------
 LESS DISTRIBUTIONS
 Dividends from net investment income ..............................     (0.25)      (0.17)      (0.22)     (0.29)     (0.38)
 Distributions from capital Gains ..................................     (1.56)      (1.43)      (1.81)     (1.31)     (0.49)
                                                                       -------     -------     -------    -------    -------
        Total distributions ........................................     (1.81)      (1.60)      (2.03)     (1.60)     (0.87)
                                                                       -------     -------     -------    -------    -------
Net asset value, end of year .......................................    $18.88      $17.23      $15.16     $17.55     $17.23
                                                                       =======     =======     =======    =======    =======
TOTAL RETURN+ ......................................................     21.51%      26.68%      (2.42)%    11.71%      4.23%
RATIOS/SUPPLEMENTAL DATA
        Net assets, end of period (in 000's) .......................   $84,800     $70,577     $59,448    $70,785    $76,147
        Ratio of expenses to average net assets* ...................      1.12%       1.14%       1.24%      1.18%      0.85%
        Ratio of net investment income to average net assets* ......      1.30%       1.41%       1.03%      1.36%      1.91%
        Portfolio turnover .........................................     32.95%      31.84%      49.12%     55.36%     45.50%
        Average commission Rate Paid** ............................   $0.0645         N/A         N/A        N/A        N/A
 * Average net assets have been computed based on the aggregate value of the fund's daily net assets.
 + Total return calculation does not reflect sales load.
** Computed by dividing the total amount of commission paid by the total number of shares purchased and sold during the period for which there was a commission. The disclosure is required by the SEC beginning in 1996.




                                                                                              IAA TRUST
                                                                                      ASSET ALLOCATION FUND, INC.
                                                                                          YEARS ENDED JUNE 30,
                                                                         ---------------------------------------------------
                                                                           1996      1995       1994       1993       1992
                                                                         -------    ------     ------     ------      ------
Net asset value, beginning of year .................................     $ 12.29    $11.08     $11.60     $11.20      $10.74
                                                                         -------    ------     ------     ------      ------
 INCOME FROM INVESTMENT OPERATIONS
 Net investment income .............................................        0.37      0.36       0.34       0.57        0.68
 Net gains or losses on securities (both realized and unrealized) ..        1.41      1.38      (0.25)      0.47        0.55
                                                                         -------    ------     ------     ------      ------
   Total from investment operations ................................        1.78      1.74       0.09       1.04        1.23
                                                                         -------    ------     ------     ------      ------
 LESS DISTRIBUTIONS:
 Dividends from net investment income ..............................       (0.37)    (0.34)     (0.34)     (0.57)      (0.68)
 Distributions from capital gains ..................................       (0.31)    (0.18)     (0.27)     (0.07)      (0.09)
 Distributions from return of capital ..............................       (0.00)    (0.01)     (0.00)     (0.00)      (0.00)
                                                                         -------    ------     ------     ------      ------
        Total distributions ........................................       (0.68)    (0.53)     (0.61)     (0.64)      (0.77)
                                                                         -------    ------     ------     ------      ------
Net asset value, end of year .......................................     $ 13.39    $12.29     $11.08     $11.60      $11.20
                                                                         =======    ======     ======     ======      ======
TOTAL RETURN+ ......................................................       14.74%    16.29%      0.71%      9.58%      11.84%
Ratios/Supplemental Data
        Net assets, end of period (in 000's) .......................     $10,083    $9,540     $8,653     $6,663      $6,233
        Ratio of expenses to average net assets* ...................        1.44%     1.46%      1.78%      1.71%       1.51%
        Ratio of net investment income to average net assets* ......        2.81%     3.18%      2.98%      4.97%       6.20%
        Portfolio turnover .........................................       33.77%    21.03%     17.39%     36.70%      14.10%
        Average Commission Rate Paid**..............................     $0.0861       N/A       N/A        N/A         N/A
*  Average net assets have been computed based on the aggregate value of the fund's daily net assets
+  Total return calculation does not reflect sales load.
** Computed by dividing the total amount of commission paid by the total number of shares purchased and sold during the period for which there was a commission. The disclosure is required by the SEC beginning in 1996.

     Financial Highlights
--------------------------------------------------------------------------------
The tables below set forth financial data for a share of capital stock outstanding throughout each period presented.

                                                                                              IAA TRUST
                                                                                      TAX EXEMPT BOND FUND, INC.
                                                                                        YEARS ENDED JUNE 30,
                                                                           1996        1995      1994       1993       1992
                                                                        -------     -------    -------    -------    -------

Net asset value, beginning of year ...................................    $8.36       $8.19      $9.11      $8.78      $8.44
                                                                        -------     -------    -------    -------    -------
  INCOME FROM INVESTMENT OPERATIONS
  Net investment income ..............................................     0.37        0.39       0.39       0.46       0.49
  Net gains or losses on securities (both realized and unrealized) ...     0.07        0.20      (0.54)      0.33       0.34
                                                                        -------     -------    -------    -------    -------
  Total from investment operations ...................................     0.44        0.59      (0.15)      0.79       0.83
                                                                        -------     -------    -------    -------    -------

LESS DISTRIBUTIONS
  Dividends from net investment income ...............................    (0.37)      (0.39)     (0.39)     (0.46)     (0.49)
  Distributions from capital gains ...................................    (0.02)      (0.03)     (0.38)      0.00       0.00
                                                                        -------     -------    -------    -------    -------
  Total distributions ................................................    (0.39)      (0.42)     (0.77)     (0.46)     (0.49)
                                                                        -------     -------    -------    -------    -------
Net asset value, end of year .........................................    $8.41       $8.36      $8.19      $9.11      $8.78
                                                                        =======     =======    =======    =======    =======
TOTAL RETURN+ ........................................................     5.30%       7.51%    (1.86%)      9.19%     10.05%
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's) ...............................  $17,744     $18,833    $19,095    $20,026    $17,872
  Ratio of expenses to average net assets* ...........................     1.08%       1.06%      1.15%      1.03%      0.95%
  Ratio of net investment income to average net assets* ..............     4.30%       4.79%      4.47%      5.11%      5.65%
  Portfolio turnover .................................................    14.75%      24.89%     41.94%     39.60%     20.30%

* Average net assets have been computed based on the aggregate value of the fund's daily net assets.
+ Total return calculation does not reflect sales load.


                                                                                       IAA TRUST
                                                                                  TAXABLE FIXED INCOME
                                                                                    SERIES FUND, INC.
                                                                                   MONEY MARKET SERIES

                                                                                  YEARS ENDED JUNE 30,
                                                                      1996      1995      1994      1993      1992
                                                                   -------   -------   -------   -------   -------
Net asset value, beginning of year                                 $  1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00
                                                                   -------   -------   -------   -------   -------
  INCOME FROM INVESTMENT OPERATIONS
  Net Investment income ........................................      0.05      0.05      0.03      0.02      0.03
                                                                   -------   -------   -------   -------   -------
  Total from investment operations .............................      0.05      0.05      0.03      0.02      0.03
                                                                   -------   -------   -------   -------   -------
LESS DISTRIBUTIONS
  Dividends from net investment income .........................     (0.05)    (0.05)    (0.03)    (0.02)    (0.03)
                                                                   -------   -------   -------   -------   -------
  Total distributions ..........................................     (0.05)    (0.05)    (0.03)    (0.02)    (0.03)
                                                                   -------   -------   -------   -------   -------
Net asset value, end of year ...................................     $1.00     $1.00     $1.00     $1.00     $1.00
                                                                   =======   =======   =======   =======   =======
TOTAL RETURN ...................................................      4.82%     4.85%     2.86%     2.41%     3.49%
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's) .........................   $33,664   $36,415   $38,699   $33,302   $10,191
  Ratio of expenses to average net assets*+ ....................      0.90%     0.73%     0.56%     0.58%     1.32%
  Ratio of net investment Income to average net assets* ........      4.74%     4.80%     2.83%     2.67%     3.60%

* Average net assets have been computed based on the aggregate value of the fund's daily net assets.
+ After voluntary waiver of advisory fees. Before voluntary waiver of advisory fees, the ratio of expenses to average net assets was .97%, 1.06% and 1.02% for the years ended June 30, 1995, June 30, 1994 and June 30, 1993, respectively.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Boards of Directors
IAA Trust Mutual Funds

        We have audited the accompanying statements of assets and liabilities, including the schedules of investments of the IAA Trust Mutual Funds (the "Funds") (comprising, respectively, the IAA Trust Growth Fund, Inc., the IAA Trust Asset Allocation Fund, Inc., the IAA Trust Tax Exempt Bond Fund, Inc. and the IAA Trust Taxable Fixed Income Series Fund, Inc. - Money Market Series (formerly known as IAA Trust Money Market Fund, Inc.)) as of June 30, 1996, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

        We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation and physical inspection of securities held by the custodian as of June 30, 1996. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds comprising the IAA Trust Mutual Funds as of June 30, 1996, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented in conformity with generally accepted accounting principles.


COOPERS & LYBRAND L.L.P.
2400 Eleven Penn Center
Philadelphia, PA
August 14, 1996

  ~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~

    APPENDIX "C": Unaudited Financial Statements dated April 2, 1997 through
                                 April 30, 1997

                   IAA TRUST SHORT-TERM GOVERNMENT BOND SERIES
                         IAA TRUST LONG-TERM BOND SERIES

  ~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~

STATEMENTS OF ASSETS AND LIABILITIES APRIL 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

                                                              IAA TRUST              IAA TRUST
                                                               TAXABLE                TAXABLE
                                                             FIXED INCOME           FIXED INCOME
                                                           SERIES FUND, INC.       SERIES FUND, INC.
                                                              SHORT-TERM              LONG-TERM
                                                        GOVERNMENT BOND SERIES       BOND SERIES
                                                          ------------------     ------------------

ASSETS:
     Investments in securities at value
        (cost $1,256,469 and $1,305,792, respectively)         $ 1,253,901          $ 1,299,298
     Receivable for securities sold ..................              42,653               99,498
     Dividends and interest receivable ...............              14,064                6,605
     Reimbursement due from advisor ..................               6,376                5,760
     Deferred organizational costs ...................              15,417               15,816
     Other assets ....................................               1,375                1,296
                                                               -----------          -----------
          Total assets ...............................           1,333,786            1,428,273
                                                               -----------          -----------

LIABILITIES:
     Payable for securities purchased ................              99,498               99,498
     Payable to advisor-organizational costs .........              16,589               16,912
     Distributions payable ...........................               3,800                3,800
     Accrued expenses and other liabilities ..........               7,454                7,390
                                                               -----------          -----------
          Total liabilities ..........................             127,341              127,600
                                                               -----------          -----------

NET ASSETS:
     Applicable to 120,842 and 130,675 shares
        outstanding, respectively ....................         $ 1,206,445          $ 1,300,673
                                                               ===========          ===========

NET ASSETS CONSIST OF:
     Capital paid-in .................................         $ 1,208,609          $ 1,306,765
     Undistributed
        net investment income ........................                 404                  418
     Accumulated net realized loss
        on investments ...............................                   0                  (16)
     Net unrealized depreciation
        of investments ...............................              (2,568)              (6,494)
                                                               -----------          -----------
                                                               $ 1,206,445          $ 1,300,673
                                                               ===========          ===========

NET ASSET VALUE AND REDEMPTION PRICE
     PER SHARE .......................................         $      9.98          $      9.95
                                                               ===========          ===========





                       See notes to financial statements.

IAA TRUST MUTUAL FUNDS--SCHEDULE OF INVESTMENTS APRIL 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------
IAA TRUST TAXABLE FIXED INCOME SERIES FUND, INC.
       IAA TRUST SHORT-TERM GOVERNMENT BOND SERIES

                                                        PRINCIPAL
                                                          AMOUNT               VALUE
                                                      --------------      --------------
BONDS AND NOTES-99.79%

U.S. GOVERNMENT OBLIGATIONS - 99.79%
U.S. TREASURY NOTES - 49.28%
United States Treasury Notes
   5.875%, 11/15/99 .........................         $   500,000          $   494,260
United States Treasury Notes
   6.625%, 04/30/02 .........................             100,000              100,230
                                                                           -----------
TOTAL U.S. TREASURY NOTES
      (cost $597,058) .......................                                  594,490
                                                                           -----------

U.S. TREASURY BILLS - 50.51%

United States Treasury Bills
   5.030%, 05/01/97 .........................             180,000              180,000
United States Treasury Bills
   4.940%, 05/08/97 .........................             250,000              249,760
United States Treasury Bills
   4.980%, 05/15/97 .........................             180,000              179,651
                                                                           -----------
TOTAL U.S. TREASURY BILLS
      (cost $609,411) .......................                                  609,411
                                                                           -----------

TOTAL BONDS AND NOTES
      (cost $1,206,469) .....................                                1,203,901
                                                                           -----------

COMMERCIAL PAPER - 4.14%
Commercial Credit Co
  5.504%, 05/01/97 .........................               50,000               50,000
                                                                           -----------
TOTAL COMMERCIAL PAPER
      (cost $50,000) ........................                                   50,000
                                                                           -----------

TOTAL INVESTMENTS - 103.93%
  (cost $1,256,469) .........................                                1,253,901
                                                                           -----------

LIABILITIES IN EXCESS OF
  CASH AND OTHER ASSETS - (3.93%) ...........                                  (47,456)
                                                                           -----------

NET ASSETS - 100.00% ........................                              $ 1,206,445
                                                                           ===========

                       See notes to financial statements.

IAA TRUST MUTUAL FUNDS--SCHEDULE OF INVESTMENTS APRIL 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------
IAA TRUST TAXABLE FIXED INCOME SERIES FUND, INC.
      IAA TRUST LONG-TERM BOND SERIES

                                                     PRINCIPAL
                                                      AMOUNT              VALUE
                                                   -------------      ------------

BONDS AND NOTES-98.72%

U.S. GOVERNMENT OBLIGATIONS - 98.72%

U.S. TREASURY NOTES - 61.08%
United States Treasury Notes
   6.625%, 04/30/02 .......................         $  100,000         $  100,230
United States Treasury Notes
   5.875%, 02/15/04 .......................            100,000             95,703
United States Treasury Notes
   7.875%, 11/15/04 .......................            100,000            106,861
United States Treasury Notes
   6.500%, 10/15/06 .......................            500,000            491,685
                                                                       ----------
TOTAL U.S. TREASURY NOTES
      (cost $800,973) .....................                               794,479
                                                                       ----------

U.S. TREASURY BILLS - 37.64%

United States Treasury Bills
   5.030%, 05/01/97 .......................            140,000            140,000
United States Treasury Bills
   4.940%, 05/08/97 .......................            250,000            249,760
United States Treasury Bills
   4.980%, 05/15/97 .......................            100,000             99,806
                                                                       ----------
TOTAL U.S. TREASURY BILLS
      (cost $489,566) .....................                               489,566
                                                                       ----------

TOTAL BONDS AND NOTES
      (cost $1,290,539) ...................                             1,284,045
                                                                       ----------

                                                       SHARES
                                                     ----------
OTHER SHORT TERM INVESTMENTS - 1.17%

MONEY MARKET FUNDS - 1.17%
Federated Prime Obligation Fund ...........             15,253             15,253
                                                                       ----------
TOTAL MONEY MARKET FUNDS
      (cost $15,253) ......................                                15,253
                                                                       ----------

TOTAL INVESTMENTS - 99.89%
  (cost $1,305,792) .......................                             1,299,298
                                                                       ----------

CASH AND OTHER ASSETS
  NET OF LIABILITIES - 0.11% ..............                                 1,375
                                                                       ----------

NET ASSETS - 100.00% ......................                            $1,300,673
                                                                       ==========


                       See notes to financial statements.

STATEMENTS OF OPERATIONS FOR THE FOUR MONTHS ENDED APRIL 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                  IAA TRUST               IAA TRUST
                                                                   TAXABLE                 TAXABLE
                                                                 FIXED INCOME            FIXED INCOME
                                                                SERIES FUND, INC.      SERIES FUND, INC.
                                                                  SHORT-TERM              LONG-TERM
                                                            GOVERNMENT BOND SERIES       BOND SERIES
                                                              ------------------     ------------------

INVESTMENT INCOME:
     Interest .............................................           $ 20,775            $ 21,719
                                                                      --------            --------
          Total investment income .........................             20,775              21,719
                                                                      --------            --------

EXPENSES:
     Investment advisory fees (Note E) ....................              1,851               2,795
     Transfer agent fees (Note E) .........................              6,576               6,576
     Auditing fees ........................................              2,885               2,885
     Legal fees ...........................................              1,603               1,603
     Printing .............................................                375                 375
     Directors' fees ......................................                312                 312
     Administration fees (Note E) .........................              2,219               2,219
     Accounting fees (Note E) .............................              5,152               5,087
     Insurance ............................................              1,729               1,729
     Registration fees ....................................                420                 406
     Amortization of organizational costs (Note A) ........                640                 657
     Miscellaneous ........................................                417                 416
                                                                      --------            --------
          Total expenses ..................................             24,179              25,060
             Less expenses waived and reimbursed by advisor            (19,293)            (19,209)
                                                                      --------            --------
          Net expenses ....................................              4,886               5,851
                                                                      --------            --------

NET INVESTMENT INCOME .....................................             15,889              15,868
                                                                      --------            --------

REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS-- NOTE (D):
     Net realized loss on investments .....................                  0                 (16)
     Net change in unrealized depreciation
        on investments ....................................             (2,568)             (6,494)
                                                                      --------            --------

     Net realized and unrealized loss
        on investments ....................................             (2,568)             (6,510)
                                                                      --------            --------

INCREASE IN NET ASSETS FROM OPERATIONS ....................           $ 13,321            $  9,358
                                                                      ========            ========


                       See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                          IAA TRUST

                                                                           TAXABLE
                                                                        FIXED INCOME
                                                                      SERIES FUND, INC.
                                                        --------------------------------------------
                                                             SHORT TERM             LONG TERM
                                                        GOVERNMENT BOND SERIES     BOND SERIES
                                                          FOUR MONTHS ENDED      FOUR MONTHS ENDED
                                                              04/30/97              04/30/97
                                                            (UNAUDITED)            (UNAUDITED)
                                                           --------------         --------------
OPERATIONS:
     Net investment income ......................           $    15,889            $    15,868
     Net realized loss on investments ...........                     0                    (16)
     Net change in unrealized depreciation
        of investments ..........................                (2,568)                (6,494)
                                                            -----------            -----------
     Increase in net assets from operations .....                13,321                  9,358
                                                            -----------            -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Investment income ..........................               (15,485)               (15,450)
     Realized gains on investments ..............                     0                      0
                                                            -----------            -----------
                                                                (15,485)               (15,450)
                                                            -----------            -----------

CAPITAL STOCK TRANSACTIONS -- (NET) NOTE (C) ....             1,208,609              1,306,765
                                                            -----------            -----------
     Total increase in net assets ...............             1,206,445              1,300,673
NET ASSETS:
     Beginning of period ........................                     0                      0
                                                            -----------            -----------
     End of period ..............................           $ 1,206,445            $ 1,300,673
                                                            ===========            ===========

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The tables below set forth financial data for a share of capital stock outstanding throughout each period presented.

                                                                IAA TRUST
                                                           TAXABLE FIXED INCOME
                                                             SERIES FUND, INC.
                                                             -----------------

                                              SHORT-TERM GOVERNMENT        LONG-TERM BOND
                                                    BOND SERIES                SERIES
                                                    -----------                ------

                                                 FOUR MONTHS ENDED        FOUR MONTHS ENDED
                                                      04/30/97                04/30/97
                                                    (UNAUDITED)             (UNAUDITED)
                                                 -----------------        -----------------

Net asset value, beginning of period .....           $   10.00               $   10.00
                                                     ---------               ---------

 INCOME FROM INVESTMENT OPERATIONS
 Net investment income ...................                0.13                    0.13
 Net gains or losses on securities
 (both realized and unrealized) ..........               (0.02)                  (0.05)
                                                     ---------               ---------

   Total from investment operations ......                0.11                    0.08
                                                     ---------               ---------

 LESS DISTRIBUTIONS

 Dividends from net investment income ....               (0.13)                  (0.13)
                                                     ---------               ---------

   Total distributions ...................               (0.13)                  (0.13)
                                                     ---------               ---------

Net asset value, end of period ...........           $    9.98               $    9.95
                                                     =========               =========

TOTAL RETURN .............................                1.13%                   0.81%

RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in 000's) ....           $   1,206               $   1,301
 Ratio of expenses to average net assets*+                1.32%**                 1.57%**
 Ratio of net investment income to
   average net assets* ...................                4.29%**                 4.26%**
 Portfolio turnover ......................                0.00%                   0.00%

* Average net assets have been computed based on the aggregate value of the Fund's daily net assets.
** Annualized.
+ After voluntary waiver of advisory and legal fees and expenses reimbursed by advisor. Before voluntary waiver and reimbursement of expenses, the ratio of expenses to average net assets was 6.53% and 6.72% for Short-Term Government Bond Series and Long-Term Bond Series, respectively. The ratio of net investment income to average net assets would have been (0.92%) and (0.90%) for Short-Term Government Bond Series and Long-Term Bond Series, respectively.

IAA TRUST TAXABLE FIXED INCOME SERIES FUND, INC. - NOTES TO FINANCIAL STATEMENTS April 30, 1997 (unaudited)
--------------------------------------------------------------------------------


NOTE (A) SIGNIFICANT ACCOUNTING POLICIES: IAA Trust Taxable Fixed Income Series Fund, Inc. ("Taxable Fixed Income Series Fund"or the "Fund"), formerly known as IAA Trust Money Market Fund, Inc., is an incorporated and registered company under the Investment Company Act of 1940 (the "Act"), as amended, as a diversified, open-ended management company. The Taxable Fixed Income Series Fund currently consists of three separate investment Series: IAA Trust Money Market Series ("Money Market Series"), IAA Trust Short-Term Government Bond Series ("Short-Term Government Bond Series") and IAA Trust Long-Term Bond Series ("Long-Term Bond Series"). These notes relate only to the initial period of operations for the Short-Term Government Bond Series and the Long-Term Bond Series, which commenced on January 2, 1997. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

         (1) SECURITY VALUATION: Securities traded on national exchanges and over-the-counter securities listed in the NASDAQ National Market System are valued at the last reported sales price at the close of the New York Stock Exchange. Securities for which there have been no sales on such day are valued at the last reported bid price on such exchange. Over-the-counter securities not listed on the NASDAQ National Market System are valued at the mean of the current bid and asked prices. Fixed-income securities, except short-term securities, may be valued on the basis of prices provided by a pricing service when such prices are believed by the Advisor to reflect the fair market value of such securities. Short-term investments, those with a remaining maturity of 60 days or less, are valued at amortized cost, which approximates market value.

         (2) INVESTMENT INCOME AND SECURITIES TRANSACTIONS: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Securities transactions are accounted for on the date securities are purchased or sold. Securities gains and losses are determined on the identified cost basis.

         (3) FEDERAL INCOME TAXES: The Fund has elected to be treated as "regulated investment companies" under Sub-chapter M of the Internal Revenue Code and to distribute substantially all of its net taxable income annually. Accordingly, no provisions for Federal income taxes have been made in the accompanying financial statements.

         (4) DIVIDENDS AND DISTRIBUTIONS: Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

         (5) ORGANIZATIONAL COSTS: Organizational costs for Short-Term Government Bond Series and Long-Term Bond Series are being amortized on a straight-line basis over five years.

NOTE (B) DIVIDENDS FROM NET INVESTMENT INCOME AND DISTRIBUTIONS OF CAPITAL
GAINS: The Short-Term Government Bond Series and Long-Term Bond Series of Taxable Fixed Income Series Fund distribute net investment income to shareholders monthly. Dividends are automatically reinvested in additional Fund shares, at the then current net asset value, for those shareholders that have elected the reinvestment option. Net realized gains from investment transactions, if any, of all Funds are generally distributed once a year.

NOTE (C) CAPITAL STOCK: The authorized capitalization of the Taxable Fixed Income Series Fund consists of 250,000,000 shares with par value of $0.10 per share. 100,000,000 of this Fund's shares are designated as Money Market Series, 50,000,000 of its shares are designated as Short-Term Government Bond Series, and 25,000,000 of its shares are designated as Long-Term Bond Series. The remaining 75,000,000 shares are undesignated.

IAA TRUST TAXABLE FIXED INCOME SERIES FUND, INC. - NOTES TO FINANCIAL STATEMENTS April 30, 1997 (unaudited) (continued)
--------------------------------------------------------------------------------



                               TAXABLE FIXED INCOME                 TAXABLE FIXED INCOME
                               --------------------                 --------------------
                                    SERIES FUND                         SERIES FUND
                                    -----------                         -----------
                               SHORT-TERM GOVERNMENT               LONG-TERM BOND SERIES
                               ---------------------               ---------------------
                                    BOND SERIES
                                    -----------

                                 Four Months Ended                   Four Months Ended
                                  April 30, 1997                       April 30, 1997
                                 ----------------                      ---------------

                             Shares             Amount            Shares            Amount
                             ------             ------            ------            ------

Shares sold.......           123,701        $1,237,237           167,571        $1,671,730

Shares
issued through
reinvestment of
dividends.........               229             2,285               247             2,449
                               -----         ---------             -----           -------
                             123,930         1,239,522           167,818         1,674,179
                             -------       -----------           -------         ---------
Shares
redeemed..........           (3,088)          (30,913)          (37,143)         (367,414)
                             ------          ---------           ------          --------

Net increase......           120,842       $ 1,208,609           130,675        $1,306,765
                             =======       ===========          ========        ==========

NOTE (D) INVESTMENT TRANSACTIONS:

For the four months ended April 30, 1997, the aggregate cost of purchases and proceeds from sales of U.S. Government Obligations for the Short-Term Government Bond Series was $596,764 and $0, respectively. For the four months ended April 30, 1997, the aggregate cost of purchases and proceeds from sales of U.S. Government Obligations for the Long-Term Bond Series was $801,014 and $0, respectively.

For both Federal income tax and financial statement purposes, the identified cost of investments at April 30,1997 was $1,256,469 for the Short-Term Government Bond Series and $1,305,792 for the Long-Term Bond Series.

IAA TRUST TAXABLE FIXED INCOME SERIES FUND, INC. - NOTES TO FINANCIAL STATEMENTS April 30,1997 (unaudited) (continued)
--------------------------------------------------------------------------------


The gross unrealized appreciation/depreciation for book and tax purposes at April 30, 1997 consisted of the following:

                                             APPRECIATION      DEPRECIATION
                                             ------------      ------------

Short-Term Government Bond Series               $  732            $3,300
Long-Term Bond Series                           $1,518            $8,012

NOTE (E) ADVISORY, ADMINISTRATION AND DISTRIBUTION SERVICES AGREEMENTS: Under its Advisory Agreements with the Fund, IAA Trust Company (the "Advisor") provides investment advisory services for the Taxable Fixed Income Series Fund. The Fund pays the Advisor at the following annual percentage rates of the average daily net assets of each new Series: Short-Term Government Bond Series 0.50% and Long-Term Bond Series 0.75%. These fees are accrued daily and paid to the Advisor monthly. IAA Trust Company serves as the Fund's Custodian, without compensation.

Under its agreement with the Fund, FPS Services, Inc., the Fund's Administrator, provides certain administrative services for which the Fund pays an annual fee at the following annual percentage rates of the combined average net assets of each Series: 0.15% of the first $50,000,000; 0.10% on the next $50,000,000; and
0.05% of the balance. FPS Services, Inc., also serves as the Fund's Accounting and Transfer Agent.

FPS Broker Services, Inc. serves as the Fund's Distributor. Pursuant to Rule 12b-1 adopted by the Securities and Exchange Commission under the Act, the Short-Term Government Bond Series and the Long-Term Bond Series have each adopted a Plan of Distribution (the "Plan"). The Plan permits the participating Funds to pay certain expenses associated with the distribution of their shares. The maximum amount payable under the Plan, on an annual basis, is 0.25% of the average daily net assets of each Series.

                           IAA TRUST GROWTH FUND, INC.

                           PART C - OTHER INFORMATION


Item 24.           Financial Statements and Exhibits:
                   ---------------------------------
         (a)      Financial Statements Included in Part A:
                           Financial Highlights


                  Financial Statements in Part B:
                           Annual Report to Shareholders (IAA Trust Mutual Funds) dated June 30, 1996






                           Interim Financial Statements for the Short-Term Government Bond Series and the Long-Term Bond Series, dated April 30, 1997.


         (b)      Exhibits


                  (1) Charter. Articles of Incorporation dated August 5, 1965 -- Incorporated by reference to Post-Effective Amendment Number 53 to Form N-1A filed on October 28, 1996.

                  (2) Bylaws. Bylaws of IAA Trust Growth Fund, Inc. dated August 26, 1965, as amended November 23, 1992 -- Incorporated by reference to Post-Effective Amendment Number 53 to Form N-1A filed on October 28, 1996.


                  (3)      Voting Trust Agreement. None.

                  (4)      a.  Specimen stock certificate.  See Exhibit 4 to
                               Amendment No. 1 to Form N-8B-1 filed March 1966, and incorporated herein by reference.


                           b. Share account application form -- Incorporated by reference to Post-Effective Amendment Number 53 to Form N-1A filed on October 28, 1996.

                  (5) Investment Advisory Agreement, effective September 29, 1992 -- Incorporated by reference to Post-Effective Amendment Number 53 to Form N-1A filed on October 28, 1996.

                  (6) Underwriting Agreement, effective August 1, 1995 -- Incorporated by reference to Post-Effective Amendment Number 53 to Form N-1A filed on October 28, 1996.


                  (7)      Bonus, profit sharing, pension or similar agreements.
                           None.


                  (8) Custodian Agreement, effective March 31, 1992 -- Incorporated by reference to Post-Effective Amendment Number 53 to Form N-1A filed on October 28, 1996.


                  (9) Other material contracts not made in the ordinary course of business.

                           a. Transfer Agent Services Agreement, effective August 1, 1995 --Incorporated by reference to Post- Effective Amendment Number 53 to Form N-1A filed on October 28, 1996.

                           b. Administration Agreement, effective August 1, 1995 -- Incorporated by reference to Post-Effective Amendment Number 53 to Form N-1A filed on October 28, 1996.

                           c. Accounting Services Agreement, effective August 1, 1996 --Incorporated by reference to Post-Effective Amendment Number 53 to Form N-1A filed on October 28, 1996.


                  (10) Opinion and consent of Counsel. See Exhibit A to 24f-2 Notice filed August 1996, and incorporated herein by reference.

                  (11) Consent of Independent Accountants. -- filed herewith.

                  (12)     All financial statements omitted from Item 23. See
                           Item 24(a) above.

                  (13)     Agreements regarding initial capital. None.


                  (14) Copies of model plan used in establishment of any retirement plan in conjunction with which Registrant offers its securities --Incorporated by reference to Post-Effective Amendment Number 53 to Form N-1A filed on October 28, 1996.

                  (15) Plan pursuant to Rule 12b-1 describing financing of distribution of Registrant's shares. 12b-1 Plan Agreement with FPS Broker Services, Inc., effective February 8, 1993 -- Incorporated by reference to Post-Effective Amendment Number 53 to Form N-1A filed on October 28, 1996.


                  (16) Schedule for computation of each performance quotation. Not applicable.

                  (27) Electronic Filers - Financial Data Schedules attached.

Item 25.          Persons Controlled by or under Common Control with Registrant.
                  -------------------------------------------------------------

                  IAA Control Chart. -- Incorporated by reference to Post-Effective Amendment Number 53 to Form N-1A filed on October 28, 1996.


Item 26.          Number of Holders of Securities.
                  -------------------------------

                   (1)                                    (2)
             Title of Class                    Number of Record Holders
             --------------                    ------------------------
                 Common


             As of June 10, 1997                           2,962


Item 27.          Indemnification.
                  ---------------
                  See Item 1.14 to Form N-1R filed for the fiscal year ended June 30, 1977, and incorporated herein by reference. The Registrant also purchases Errors and Omissions insurance with Directors and Officers liability coverage.

Item 28.          Business and Other Connections of Investment Adviser.
                  ----------------------------------------------------
                  As of September 29, 1992, IAA Trust Company became the Registrant's Investment Adviser. The Trust Company serves as Investment Adviser to IAA Trust Growth Fund, Inc., IAA Trust Asset Allocation Fund, Inc., IAA Trust Tax Exempt Bond Fund, Inc., and IAA Trust Taxable Fixed Income Series Fund Inc. The Trust Company also provides investment services to the Country Companies Insurance Group and exercises fiduciary powers as permitted by its charter and the State of Illinois.

                  Other substantial business, professional, vocational or employment activities of each director and officer of the Registrant's Investment Adviser during the past two fiscal years are:

                                                     Substantial Business Activities
      Name and Position                               During Past Two Fiscal Years
------------------------------                ---------------------------------------------
Ronald R. Warfield,                           See information on "Directors and Officers of
Director and President                        the Funds" - Part B.

Rollie D. Moore,                              See information on "Directors and Officers of
Director and Vice President                   the Funds" - Part B.




Charles William Williams,                     Director: AgriVisor Services, Inc., Illinois
Director                                      Agricultural Association, Illinois Agricultural
                                              Holding Co., IAA Trust Company, CC
                                              Services, Inc., Country Medical
                                              Plans, Inc., Country Casualty
                                              Insurance Company, Country
                                              Investors Life Assurance Company,
                                              Country Life Insurance Company,
                                              Country Mutual Insurance Company,
                                              Country Preferred Insurance
                                              Company. Farmer.


Robert L. Phelps,                             Director: AgriVisor Services, Inc.,  Illinois
Director                                      Agricultural Association, CC Services, Inc.,
                                              Country Casualty Insurance
                                              Company, Country Investors Life
                                              Assurance Company, Country Life
                                              Insurance Company, Country Mutual
                                              Insurance Company, Country
                                              Preferred Insurance Company,
                                              Illinois Agricultural Holding Co.,
                                              IAA Trust Company. Farmer.



Paul G. Fiedler,                              Director: AgriVisor Services, Inc., Illinois
Director                                      Agricultural Association, Illinois Agricultural
                                              Holding Co., IAA Trust Company, CC
                                              Services, Inc., Country Medical
                                              Plans, Inc., Country Casualty
                                              Insurance Company, Country
                                              Investors Life Assurance Company,
                                              Country Life Insurance Company,
                                              Country Mutual Insurance Company,
                                              Country Preferred Insurance
                                              Company, Country Capital
                                              Management Company. Farmer.


Gary E. Mede, C.F.A.,                         See information on "Directors and Officers of
Executive Vice President                      the Funds" - Part B.
and Trust Officer

Bruce Finks,                                  See information on "Directors and Officers
Vice President                                the Funds" - Part B
Investments

Richard M. Miller,                            See information on "Directors and Officers of
Senior Vice President--Trusts                 the Funds" - Part B.
and Senior Trust Officer

Richard F. Day,                               See information on "Directors and Officers of
Vice President and Controller                 the Funds" - Part B.

David Tipsword,                               Vice President--Pension Trusts, Trust Officer:
Vice President--Pension                       IAA Trust Company.
Trusts and Trust Officer

Connie Denison,                               Vice President--Management Information Systems
Vice President--Management                    and Assistant Trust Officer: IAA Trust Company.
Information Systems and
Assistant Trust Officer

Bernard Dornedon,                             Vice President--Equity Investments: IAA Trust
Vice President--                              Company.
Equity Investments

Paul M. Harmon,                               See information on "Directors and Officers
Secretary and General Counsel                 the Funds" - Part B

Robert W. Weldon,                             See information on "Directors and Officers of
Treasurer                                     the Funds" - Part B.

Item 29.       Principal Underwriters
               ----------------------

     (a) As of May 31, 1997, in addition to acting as the Registrant's distributor, FPS Broker Services, Inc. also served as distributor of the shares of IAA Trust Tax Exempt Bond Fund, Inc., IAA Trust Asset Allocation Fund, Inc., and IAA Trust Taxable Fixed Income Series Fund, Inc. FPS Broker Services, Inc., the principal underwriter for the

               Registrant's securities, currently acts as principal underwriter for the following entities:


                     The Govett Funds, Inc.
                     Bjurman Funds


                     Farrell Alpha Strategies
                     Focus Trust, Inc.

                     Polynous Trust



                     Matthews International Funds
                     McM Funds

                     Metropolitan West Funds

                     Smith Breeden Series Fund
                     Smith Breeden Short Duration U.S. Government Fund Smith Breeden Trust

                     Sage/Tso Trust

                     The Stratton Funds, Inc.
                     Stratton Growth Fund, Inc.
                     Stratton Monthly Dividend Shares, Inc.

                     The Timothy Plan (Until 7/97)
                     Trainer Wortham First Mutual Funds


     (b) The table below sets forth certain information as to the Underwriter's Directors, Officers and Control Persons:

Name and Principal                               Position and Offices                   Position and Offices
Business Address                                 with Underwriter                       with Registrant
----------------                                 ----------------                       ---------------
Kenneth J. Kempf                                 Director, and                                None
3200 Horizon Drive                               President
King of Prussia, PA 19406-0903

Lynne M. Cannon                                  Vice President and                           None
3200 Horizon Drive                               Principal
King of Prussia, PA 19406-0903

Rocco J. Cavalieri                               Director and                                 None
3200 Horizon Drive                               Vice President
King of Prussia, PA 19406-0903

Gerald J. Holland                                Director,                                    None
3200 Horizon Drive                               Senior Vice President and
King of Prussia, PA 19406-0903                   Principal

Joseph M. O'Donnell, Esq.                        Director and                                 None
3200 Horizon Drive                               Vice President
King of Prussia, PA 19406-0903

Sandra L. Adams                                  Assistant Vice                               None
3200 Horizon Drive                               President and
King of Prussia, PA 19406-0903                   Principal

Mary P. Efstration                               Secretary                                    None
3200 Horizon Drive
King of Prussia, PA 19406-0903

John H. Leven                                    Treasurer                                    None
3200 Horizon Drive
King of Prussia, PA 19406-0903

James W. Stratton may be considered a control person of the Underwriter due to his direct or indirect ownership of Fund/Plan Services, Inc., the parent of the Underwriter.

     (c)       Not Applicable.

Item 30.       Location of Accounts and Records.
               --------------------------------
               The following accounts, books and other documents of Registrant required to be maintained by Section 31(a) of the 1940 Act and the Rule(17 CFR 270.31a-1 to 31a-3) promulgated thereunder are maintained by Barbara H. Tolle, Senior Vice President, Accounting Services, 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903.

              1.  Journals, general ledger and supporting ledger.
              2. Record of the proof of money balance in all ledger accounts in form of trial balances.
              3. Separate ledger accounts showing each shareholder of record and the number of shares of capital stock held.

              IAA Trust Company maintains record of all portfolio purchases and sales with supporting authorization and records at 808 IAA Drive, Bloomington, Illinois 61702.

              The Certificate of Incorporation of Registrant is maintained in safekeeping by Robert W. Weldon, Treasurer, 1701 Towanda Avenue, Bloomington, Illinois 61702.

              The Bylaws of Registrant and minute books of stockholders, directors and directors' committee meetings are maintained by Paul
              M. Harmon, Secretary, 1701 Towanda Avenue, Bloomington, Illinois 61702.

Item 31.      Management Services.  Not Applicable.
              -------------------

Item 32.      Undertakings.  None.
              ------------

                           IAA TRUST GROWTH FUND, INC.

                            EXHIBIT INDEX TO PART "C"
                                       OF
                            POST-EFFECTIVE AMENDMENT

Item No.                            Description
--------                            -----------

99(b)(11)                  Consent of Independent Accountants

99(b)(27)                  Financial Data Schedules